As filed with the Securities and Exchange Commission on August 20, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor

New York, New York 10158-0180

(Address of Principal Executive Offices - Zip Code)

Peter E. Sundman, Chief Executive Officer

Neuberger Berman Advisers Management Trust

605 Third Avenue, 2nd Floor

New York, New York 10158-0180

Jeffrey S. Puretz, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

(Names and Addresses of agents for service)

Registrant’s Telephone Number, including area code: (212) 476-8800

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.        REPORTS TO SHAREHOLDERS.

The following are copies of the semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman

Advisers Management Trust

Partners Portfolio

I Class Shares

Semi-Annual Report

June 30, 2008

Partners Portfolio Manager's Commentary

The Neuberger Berman Advisers Management Trust (AMT) Partners Portfolio significantly outperformed both its Russell 1000 Value Index and S&P 500 Index benchmarks in the first half of 2008. However, the Portfolio posted a negative return as stocks were pressured by the ongoing housing slump, skyrocketing oil prices, continued write-offs from leading financial institutions, and diminished consumer confidence.

Energy investments were the biggest contributor to portfolio performance. The Portfolio was materially overweighted in Energy versus both its benchmarks, and our holdings more than tripled the return from the indices' Energy sector components. The strong performance of Southwestern Energy, Canadian Natural Resources, EOG Resources, Halliburton, Petroleo Brasileiro and National Oilwell Varco drove Energy sector returns. Our emphasis on oil-oriented exploration and production, and oil services companies, both of which, we believe, should be able to sustain earnings growth even if oil prices soften as global economic activity slows, contributed to superior performance in the Energy sector. Over the long term, we currently believe demand for oil will continue to outpace growth in supply, supporting oil prices and ongoing earnings expansion and perhaps higher valuations for oil stocks.

The Portfolio was also overweighted in Materials, where our holdings outperformed by a wide margin. United States Steel, Canadian industrial metals and coal producer Teck Cominco, and Freeport-McMoRan Copper & Gold were the most productive investments in this sector. Similar to the Energy sector, we believe that favorable long-term supply/demand dynamics will continue to support materials prices and select Materials sector stocks.

Utilities holdings posted a positive return compared to a loss for the corresponding benchmark sector components. We think independent power producers such as NRG and integrated utilities with unregulated power businesses such as Constellation Energy and FirstEnergy should benefit from rising power prices.

Despite outperforming benchmark sector components by a substantial margin, declines in Financials sector holdings had the most negative impact on portfolio performance. Financial conglomerate Citigroup and blue chip investment bankers/brokers Merrill Lynch and Morgan Stanley were among our biggest disappointments. Although the sharp sell-off in financial stocks has resulted in severely depressed (and increasingly tempting) valuations, we continue to be cautious in this sector.

Health Care investments also penalized returns, with leading HMOs UnitedHealth Group, WellPoint and Aetna among the Portfolio's poorest performers. HMOs came under pressure largely due to what we view as a temporary increase in medical cost ratios at some of the companies and slower commercial membership growth due to a softer labor market. However, we believe that going forward HMOs will be able to reduce costs and, more importantly, have the pricing flexibility that will allow them to preserve and perhaps enhance profit margins even with restrained membership growth.

Industrials sector holdings, among the Portfolio's best performers last year, lost ground in the first half of 2008 with engineering and construction company Chicago Bridge & Iron and mining equipment manufacturer Terex retreating from 2007 highs. Both of these companies are in good growth businesses and, with 50% or more of revenues coming from relatively strong foreign markets, we believe they can sustain earnings growth despite economic weakness in the U.S. and Western Europe.

Looking forward, an already uninspiring economic outlook appears to have deteriorated. Skyrocketing energy and food prices are putting even more pressure on the financially strapped consumer. Housing prices are still declining in many markets and the labor market is softening, causing consumer confidence readings to plummet. Finally, there are indications that the credit crunch is starting to restrain business investment. Unfortunately, America's economic woes are already spreading to Western Europe. While we currently expect to continue to see strong growth in Eastern Europe and Asian emerging market economies, the weakening economies of major trading partners as well as the potential for tighter monetary policy due to increasing inflationary pressure could moderate economic expansion.

The good news is that we believe this gloomy economic scenario is already fairly fully discounted in severely depressed stock prices. We think that a more stable U.S. housing market could be the foundation for a broad based economic recovery that will turn today's stock market bargains into outstanding long-term investments.

Sincerely,

 S. Basu Mullick

Portfolio Manager

1

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	1.4%
Automobiles	0.8
Banking & Financial	0.6
Beverages	2.7
Capital Markets	6.9
Construction & Engineering	3.2
Consumer Finance	1.5
Diversified Financial Services	1.8
Electric Utilities	1.8
Energy Equipment & Services	6.2
Financial Services	1.2
Food Products	1.2
Health Care Providers & Services	2.6
Household & Personal Products	1.1
Household Durables	1.7
Independent Power Producers & Energy Traders	3.3
Industrial Conglomerates	2.9
Insurance	4.6
IT Services	3.3
Machinery	2.1
Marine	1.7
Media	1.7
Metals & Mining	9.2
Multiline Retail	2.8
Oil, Gas & Consumable Fuels	18.4
Personal Products	2.1
Pharmaceuticals	1.9
Real Estate Investment Trusts	1.0
Semiconductors & Semiconductor Equipment	2.0
Software	3.9
Specialty Retail	1.6
Wireless Telecommunication Services	1.4
Short-Term Investments	4.5
Liabilities, less cash, receivables and other assets	(3.1)

2

Endnotes

1  (4.42%), 13.49% and 5.68% were the average annual total returns for the 1-, 5- and 10-year periods ended June 30, 2008. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Partners Portfolio.

2  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of the leading companies in leading industries. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000® Index represents approximately 90% of the total market capitalization of the Russell 3000® Index. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2008 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and the expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information As of 6/30/08 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST PARTNERS PORTFOLIO

Actual	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During the Period* 1/1/08 – 6/30/08
Class I	$1,000.00	$952.30	$4.47
Hypothetical (5% annual return before expenses) **
Class I	$1,000.00	$1,020.29	$4.62

*  Expenses are equal to the annualized expense ratio of .92%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

4

Schedule of Investments Partners Portfolio

(Unaudited)

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (98.6%)
Aerospace & Defense (1.4%)
73,900	L-3 Communications Holdings	$6,715,293
Automobiles (0.8%)
106,500	Harley-Davidson	3,861,690
Banking & Financial (0.6%)
139,800	Fannie Mae	2,727,498
Beverages (2.7%)
395,100	Constellation Brands	7,846,686	*
259,400	Dr. Pepper Snapple Group	5,442,212	*
		13,288,898
Capital Markets (6.9%)
52,000	Goldman Sachs Group	9,094,800
340,000	Invesco Ltd.	8,153,200
116,700	Legg Mason	5,084,619
166,500	Merrill Lynch	5,279,715
170,500	Morgan Stanley	6,149,935
		33,762,269
Construction & Engineering (3.2%)
250,000	Chicago Bridge & Iron	9,955,000
161,800	KBR, Inc.	5,648,438
		15,603,438
Consumer Finance (1.5%)
193,000	American Express	7,270,310
Diversified Financial Services (1.8%)
260,700	Moody's Corp.	8,978,508	È
Electric Utilities (1.8%)
103,500	FirstEnergy Corp.	8,521,155
Energy Equipment & Services (6.2%)
192,600	Halliburton Co.	10,221,282
133,700	National Oilwell Varco	11,861,864	*
127,000	Noble Corp.	8,249,920
		30,333,066
Financial Services (1.2%)
355,600	Citigroup Inc.	5,959,856
Food Products (1.2%)
304,300	ConAgra, Inc.	5,866,904

NUMBER OF SHARES		MARKET VALUE†
Health Care Providers & Services (2.6%)
175,000	Aetna Inc.	$7,092,750
113,900	WellPoint Inc.	5,428,474	*È
		12,521,224
Household & Personal Products (1.1%)
74,800	Energizer Holdings	5,467,132	*
Household Durables (1.7%)
17,000	NVR, Inc.	8,501,360	*
Independent Power Producers & Energy Traders (3.3%)
100,200	Constellation Energy Group	8,226,420
182,800	NRG Energy	7,842,120	*
		16,068,540
Industrial Conglomerates (2.9%)
131,100	General Electric	3,499,059
141,000	McDermott International	8,726,490	*
18,000	Walter Industries	1,957,860
		14,183,409
Insurance (4.6%)
126,400	Assurant, Inc.	8,337,344
3,480	Berkshire Hathaway Class B	13,961,760	*
		22,299,104
IT Services (3.3%)
166,100	Affiliated Computer Services	8,884,689	*
201,400	Fidelity National Information Services	7,433,674	È
		16,318,363
Machinery (2.1%)
201,500	Terex Corp.	10,351,055	*
Marine (1.7%)
103,900	DryShips Inc.	8,330,702
Media (1.7%)
208,100	McGraw-Hill Cos.	8,348,972
Metals & Mining (9.2%)
118,500	Freeport-McMoRan Copper & Gold	13,887,015
235,100	Sterlite Industries (India) ADR	3,738,090	*
166,400	Teck Cominco Class B	7,978,880
52,000	United States Steel	9,608,560
117,900	Xstrata PLC	9,392,023
		44,604,568

See Notes to Schedule of Investments	5

NUMBER OF SHARES		MARKET VALUE†
Multiline Retail (2.8%)
199,500	J.C. Penney	$7,239,855
339,000	Macy's Inc.	6,583,380
		13,823,235
Oil, Gas & Consumable Fuels (18.4%)
126,800	Canadian Natural Resources	12,711,700
213,900	Denbury Resources	7,807,350	*
62,500	EOG Resources	8,200,000
22,500	Exxon Mobil	1,982,925
50,450	Frontline Ltd.	3,540,893	È
75,200	Peabody Energy	6,621,360
212,000	Petroleo Brasileiro ADR	15,015,960
129,547	Ship Finance International	3,825,523	È
189,400	Southwestern Energy	9,017,334	*
146,400	Suncor Energy	8,508,768
228,045	Talisman Energy	5,046,636
108,716	XTO Energy	7,448,133
		89,726,582
Personal Products (2.1%)
313,000	NBTY, Inc.	10,034,780	*
Pharmaceuticals (1.9%)
190,000	Shire Limited ADR	9,334,700	È
Real Estate Investment Trusts (1.0%)
310,000	Annaly Capital Management	4,808,100
Semiconductors & Semiconductor Equipment (2.0%)
226,700	International Rectifier	4,352,640	*
191,000	Texas Instruments	5,378,560
		9,731,200
Software (3.9%)
124,500	Check Point Software Technologies	2,946,915	*
259,900	Microsoft Corp.	7,149,849
240,300	Oracle Corp.	5,046,300	*
197,657	Symantec Corp.	3,824,663	*
		18,967,727
Specialty Retail (1.6%)
144,500	Best Buy	5,722,200
58,400	TJX Cos.	1,837,848
		7,560,048
Wireless Telecommunication Services (1.4%)
99,400	China Mobile ADR	6,654,830
	Total Common Stocks (Cost $377,375,236)	480,524,516

NUMBER OF SHARES		MARKET VALUE†
Short-Term Investments (4.5%)
4,566,607	Neuberger Berman Prime Money Fund Trust Class	$4,566,607	@ØØ
17,480,412	Neuberger Berman Securities Lending Quality Fund, LLC	17,480,412	‡
	Total Short-Term Investments (Cost $22,047,019)	22,047,019
	Total Investments (103.1%) (Cost $399,422,255)	502,571,535	##
	Liabilities, less cash, receivables and other assets [(3.1%)]	(14,958,954)
	Total Net Assets (100.0%)	$487,612,581

See Notes to Schedule of Investments	6

Notes to Schedule of Investments Partners Portfolio (Unaudited)

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Partners Portfolio (the "Fund") are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If market quotations are not readily available, securities are valued by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

  •  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements	7

Notes to Schedule of Investments Partners Portfolio (Unaudited) (cont'd)

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$489,638,619
Level 2 – Other Significant Observable Inputs	12,932,916
Level 3 – Significant Unobservable Inputs	—
Total	$502,571,535

##  At June 30, 2008, the cost of investments for U.S. federal income tax purposes was $400,712,832. Gross unrealized appreciation of investments was $140,251,134 and gross unrealized depreciation of investments was $38,392,431, resulting in net unrealized appreciation of $101,858,703, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

ØØ  All or a portion of this security is segregated in connection with obligations for security lending.

See Notes to Financial Statements	8

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

PARTNERS PORTFOLIO
June 30, 2008
Assets
Investments in securities, at market value *† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$480,524,516
Affiliated issuers	22,047,019
502,571,535
Foreign currency	133,424
Dividends and interest receivable	656,182
Receivable for securities sold	3,082,386
Receivable for Fund shares sold	1,906,332
Receivable for securities lending income (Note A)	100,277
Prepaid expenses and other assets	16,638
Total Assets	508,466,774
Liabilities
Payable for collateral on securities loaned (Note A)	17,858,807
Payable for securities purchased	2,122,355
Payable for Fund shares redeemed	409,374
Payable to investment manager—net (Notes A & B)	221,729
Payable to administrator (Note B)	124,073
Payable for securities lending fees (Note A)	33,921
Accrued expenses and other payables	83,934
Total Liabilities	20,854,193
Net Assets at value	$487,612,581
Net Assets consist of:
Paid-in capital	$290,055,579
Undistributed net investment income (loss)	3,064,467
Accumulated net realized gains (losses) on investments	91,345,762
Net unrealized appreciation (depreciation) in value of investments	103,146,773
Net Assets at value	$487,612,581
Shares Outstanding ($.001 par value; unlimited shares authorized)	24,666,431
Net Asset Value, offering and redemption price per share	$19.77
†Securities on loan, at market value:
Unaffiliated issuers	$17,378,099
*Cost of Investments:
Unaffiliated issuers	$377,375,236
Affiliated issuers	22,047,019
Total cost of investments	$399,422,255
Total cost of foreign currency	$136,044

See Notes to Financial Statements	9

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

PARTNERS PORTFOLIO
For the Six Months Ended June 30, 2008
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$3,098,584
Interest income—unaffiliated issuers	14
Income from securities loaned—net (Note F)	104,869
Income from investments in affiliated issuers (Note F)	73,212
Foreign taxes withheld	(31,213)
Total income	$3,245,466
Expenses:
Investment management fees (Notes A & B)	1,304,110
Administration fees (Note B)	727,783
Audit fees	19,492
Custodian fees (Note B)	81,940
Insurance expense	10,691
Legal fees	64,250
Shareholder reports	15,790
Trustees' fees and expenses	18,150
Miscellaneous	8,733
Total expenses	2,250,939
Investment management fees waived (Note A)	(1,962)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(24,083)
Total net expenses	2,224,894
Net investment income (loss)	$1,020,572
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	27,933,815
Sales of investment securities of affiliated issuers	(378,395)
Foreign currency	16,434
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(54,578,526)
Foreign currency	(4,350)
Net gain (loss) on investments	(27,011,022)
Net increase (decrease) in net assets resulting from operations	$(25,990,450)

See Notes to Financial Statements	10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	PARTNERS PORTFOLIO
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,020,572	$2,000,409
Net realized gain (loss) on investments	27,571,854	65,506,442
Change in net unrealized appreciation (depreciation) of investments	(54,582,876)	(12,182,786)
Net increase (decrease) in net assets resulting from operations	(25,990,450)	55,324,065
Distributions to Shareholders From (Note A):
Net Investment Income	—	(3,816,492)
Net realized gain on investments	—	(59,722,441)
Total distributions to shareholders	—	(63,538,933)
From Fund Share Transactions (Note D):
Proceeds from shares sold	48,879,471	62,067,752
Proceeds from reinvestment of dividends and distributions	—	63,538,933
Payments for shares redeemed	(61,951,882)	(221,919,367)
Net increase (decrease) from Fund share transactions	(13,072,411)	(96,312,682)
Net Increase (Decrease) in Net Assets	(39,062,861)	(104,527,550)
Net Assets:
Beginning of period	526,675,442	631,202,992
End of period	$487,612,581	$526,675,442
Undistributed net investment income (loss) at end of period	$3,064,467	$2,043,895

See Notes to Financial Statements	11

Notes to Financial Statements Partners Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Partners Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2008 was $1,798.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The Fund has reviewed the tax positions for the open tax period as of June 30, 2008 and the open tax years as of December 31, 2007, and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of

12

distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and passive foreign investment companies were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2007	2006	2007	2006	2007	2006
$5,797,070	$11,894,519	$57,741,863	$61,775,638	$63,538,933	$73,670,157

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$2,587,348	$63,999,561	$156,960,543	$—	$223,547,452

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

eSecLending currently serves as exclusive lending agent for the Fund. Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market

13

value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the lending program represents a guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2008, the Fund received net income under the securities lending arrangement of approximately $104,869, which is reflected in the Statement of Operations under the caption "Income from securities loaned—net." For the six months ended June 30, 2008, "Income from securities loaned—net" consisted of approximately $1,399,747 in income earned on cash collateral and guaranteed amounts (including approximately $1,270,903 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $1,294,878.

11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2008, management fees waived under this Arrangement amounted to $1,962 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2008, income earned under this Arrangement amounted to $73,212 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2011 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the

14

Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2008, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2014 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2008, there was no repayment to Management under this agreement. At June 30, 2008, the Fund had no contingent liability to Management under this agreement.

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. Effective April 1, 2008, this commission recapture program was terminated. For the period ended March 31, 2008, the impact of this arrangement was a reduction of expenses of $23,679.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2008, the impact of this arrangement was a reduction of expenses of $404.

Note C—Securities Transactions:

During the six months ended June 30, 2008, there were purchase and sale transactions (excluding short-term securities) of $113,277,993 and $127,177,037, respectively.

During the six months ended June 30, 2008, brokerage commissions on securities transactions amounted to $276,119, of which Neuberger received $0, Lehman Brothers Inc. received $12,623, and other brokers received $263,496.

Note D—Fund Share Transactions:

  Share activity for the six months ended June 30, 2008 and for the year ended December 31, 2007 was as follows:

	For the Six Months Ended June 30,	For the Year Ended December 31,
	2008	2007
Shares Sold	2,458,392	2,789,611
Shares Issued on Reinvestment of Dividends and Distributions	—	2,995,706
Shares Redeemed	(3,155,944)	(10,251,527)
Total	(697,552)	(4,466,210)

Note E—Line of Credit:

At June 30, 2008, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings

15

under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2008. During the six months ended June 30, 2008, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2008	Value June 30, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	7,360,019	66,496,295	69,289,707	4,566,607	$4,566,607	$73,212
Neuberger Berman Securities Lending Quality Fund, LLC **	97,152,704	215,972,391	295,644,683	17,480,412	17,480,412	1,270,903
Total					$22,047,019	$1,344,115

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

In March 2008, Financial Accounting Standards Board ("FASB") issued FASB No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

16

Financial Highlights

Partners Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$20.76		$21.16	$21.41	$18.32	$15.40	$11.40
Income From Investment Operations:
Net Investment Income (Loss)‡	.04		.07	.12	.14	.17	.00
Net Gains or Losses on Securities (both realized and unrealized)	(1.03)		1.95	2.33	3.15	2.75	4.00
Total From Investment Operations	(.99)		2.02	2.45	3.29	2.92	4.00
Less Distributions From:
Net Investment Income	—		(.15)	(.16)	(.19)	(.00)	—
Net Capital Gains	—		(2.27)	(2.54)	(.01)	—	—
Total Distributions	—		(2.42)	(2.70)	(.20)	(.00)	—
Net Asset Value, End of Period	$19.77		$20.76	$21.16	$21.41	$18.32	$15.40
Total Return††	-4.77	%**	+9.28%	+12.24%	+18.04%	+18.98%	+35.09%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$487.6		$526.7	$631.2	$732.0	$589.8	$669.6
Ratio of Gross Expenses to Average Net Assets#	.93	%*	.91%	.91%	.90%	.91%	.91%
Ratio of Net Expenses to Average Net Assets§	.92	%*	.90%	.91%	.89%	.89%	.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	.42	%*	.33%	.57%	.70%	1.05%	.01%
Portfolio Turnover Rate	23	%**	43%	36%	58%	71%	76%

See Notes to Financial Highlights	17

Notes to Financial Highlights Partners Portfolio (Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After utilization of the Line of Credit and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, and the Fund had not utilized the Line of Credit the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2008	2007	2006	2005	2004	2003
0.92%	0.90%	0.91%	0.89%	0.90%	0.90%

  *  Annualized.

  **  Not annualized.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

19

Regency Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2008

C0244 0808

Regency Portfolio Manager's Commentary

The Neuberger Berman Advisers Management Trust (AMT) Regency Portfolio outperformed its benchmark, the Russell Midcap Value Index, in the six-month period ended June 30, 2008. However, it failed to generate a positive return in a stock market that was undermined by declining housing prices, skyrocketing oil prices, the continued woes of major financial institutions, and deteriorating consumer confidence.

Energy investments had the most favorable impact on portfolio returns. The Portfolio was substantially overweighted in Energy — by far the stock market's best performing group — and the return from our holdings was in line with the benchmark sector component. Notable performers included Canadian Natural Resources, Whiting Petroleum, Southwestern Energy and National Oilwell Varco. Our bias toward oil-oriented exploration and production, and oil services companies, both of which we believe should be able to sustain earnings growth even if oil prices soften as global demand slows, enhanced returns. We believe favorable long-term supply/demand dynamics will support oil prices, promote sustainable earnings growth and perhaps better valuations for oil and oil services stocks.

The Portfolio was modestly overweighted in Materials and, led by iron ore producer Cleveland Cliffs, United States Steel, Canadian industrial metals and coal producer Teck Cominco, and Freeport-McMoRan Copper & Gold, our Materials holdings outperformed the corresponding benchmark sector component by a wide margin. Like in the Energy sector, we believe that over the long term, demand for materials will outpace growth in supply, supporting prices and materials companies' profits.

Although the Portfolio was substantially underweighted in Financials, one of the worst performing sectors in the Russell Midcap Value Index, the poor relative performance of our holdings penalized returns. Regional banks Zions Bancorp and Colonial Bancgroup, and asset manager Legg Mason were among our disappointments in the Financials sector. The bloodbath in Financials stocks has resulted in historically low and, admittedly, increasingly tempting valuations. However, we believe it prudent to wait for the dust to clear before going bottom fishing in this sector.

Following big gains in 2007, Industrials sector holdings, most notably leading energy infrastructure company Chicago Bridge & Iron, lost a lot of ground in the first half of 2008. Chicago Bridge & Iron had one problem project in the U.K. that negatively impacted results. This project will be completed in September. After this temporary setback, we believe the company will regain earnings momentum and the stock should rebound strongly.

Substantial declines in HMOs Cigna and Coventry Health Care resulted in poor relative performance in the Health Care sector. Investor concern mostly regarding higher-than-expected medical cost ratios at some of the companies, weighed heavily on HMO stocks. Going forward, we believe HMOs will be able to reduce costs and, more importantly, have more pricing flexibility to preserve and perhaps enhance profit margins despite restrained membership growth.

Looking ahead, an already hazy economic outlook has been further clouded by a spike in energy and food prices that has put additional pressure on the consumer, a further decline in housing prices that has eroded consumer confidence, and signs that the still constrained credit markets are beginning to negatively impact business investment. Unfortunately, the U.S. economic malaise is spreading to Western Europe. The weaker economies of developed nation trading partners combined with inflationary pressure that could result in tighter monetary policy may slow economic growth in emerging market nations.

This problematic economic scenario duly noted, the stocks of high quality companies in many market sectors have been beaten down to the point that we feel the bad news is already fairly fully discounted in stock prices. We can't predict when the U.S. housing market will stabilize — in our opinion, the key to reinvigorating the economy. But when the economy regains traction and if the stock market responds as enthusiastically as we anticipate, we currently believe the value-oriented opportunities we are finding today will prove to be extraordinarily rewarding long-term investments.

Sincerely,

S. Basu Mullick

Portfolio Manager

1

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	3.0%
Auto Components	1.1
Automobiles	1.0
Beverages	1.6
Capital Markets	6.0
Commercial Banks	2.0
Communications Equipment	1.2
Construction & Engineering	1.9
Diversified Financial Services	1.1
Electric Utilities	7.0
Electronic Equipment & Instruments	4.0
Energy Equipment & Services	5.4
Food Products	2.1
Health Care Equipment & Supplies	1.2
Health Care Providers & Services	3.2
Hotels, Restaurants & Leisure	1.9
Household Durables	2.5
Household Products	1.1
Independent Power Producers & Energy Traders	5.1
Industrial Conglomerates	1.6
Insurance	3.3
IT Services	2.8
Machinery	3.5
Marine	1.7
Media	1.5
Metals & Mining	8.7
Multiline Retail	2.4
Oil, Gas & Consumable Fuels	11.1
Personal Products	2.1
Pharmaceuticals	3.3
Real Estate Investment Trusts	3.7
Semiconductors & Semiconductor Equipment	0.9
Software	1.1
Specialty Retail	0.5
Short-Term Investments	14.7
Liabilities, less cash, receivables and other assets	(15.3)

2

Endnotes

1  For Class I, (11.72%), 12.29% and 8.78% were the average annual total returns for the 1- and 5-year and since inception (08/22/01) periods ended June 30, 2008. For Class S, (11.90%), 12.15% and 8.68% were the average annual total returns for the 1- and 5-year and since inception (08/22/01) periods ended June 30, 2008. Performance shown prior to April 29, 2005, for the Class S shares is that of the Class I shares, which has lower expenses and correspondingly higher returns than Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Regency Portfolio.

2  The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000® Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2008 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and the expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information As of 6/30/08 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST REGENCY PORTFOLIO

Actual	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During the Period* 1/1/08 – 6/30/08	Expense Ratio
Class I	$1,000.00	$934.70	$4.47	.93%
Class S	$1,000.00	$933.20	$5.67	1.18%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.24	$4.67	.93%
Class S	$1,000.00	$1,019.00	$5.92	1.18%

*  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

4

Schedule of Investments Regency Portfolio

(Unaudited)

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (100.6%)
Aerospace & Defense (3.0%)
80,300	Embraer-Empresa Brasileira de Aeronautica ADR	$2,127,950	È
39,800	L-3 Communications Holdings	3,616,626
153,300	Spirit Aerosystems Holdings Class A	2,940,294	*È
		8,684,870
Auto Components (1.1%)
68,500	WABCO Holdings	3,182,510	È
Automobiles (1.0%)
81,600	Harley-Davidson	2,958,816
Beverages (1.6%)
237,100	Constellation Brands	4,708,806	*
Capital Markets (6.0%)
220,300	Invesco Ltd.	5,282,794
306,300	Jefferies Group	5,151,966	È
78,500	Legg Mason	3,420,245
102,700	Morgan Stanley	3,704,389
		17,559,394
Commercial Banks (2.0%)
370,100	National City	1,765,377	È
123,400	Zions Bancorp	3,885,866	È
		5,651,243
Communications Equipment (1.2%)
410,400	Arris Group	3,467,880	*
Construction & Engineering (1.9%)
139,500	Chicago Bridge & Iron	5,554,890
Diversified Financial Services (1.1%)
94,900	Moody's Corp.	3,268,356
Electric Utilities (7.0%)
176,200	DPL Inc.	4,648,156
26,000	Entergy Corp.	3,132,480	È
83,500	FirstEnergy Corp.	6,874,555
107,900	PPL Corp.	5,639,933
		20,295,124
Electronic Equipment & Instruments (4.0%)
81,000	Anixter International	4,818,690	*È
131,400	Avnet, Inc.	3,584,592	*È
182,500	Ingram Micro	3,239,375	*È
		11,642,657

NUMBER OF SHARES		MARKET VALUE†
Energy Equipment & Services (5.4%)
60,500	National Oilwell Varco	$5,367,560	*
87,500	Noble Corp.	5,684,000
58,700	Oceaneering International	4,522,835	*È
		15,574,395
Food Products (2.1%)
214,700	ConAgra, Inc.	4,139,416
97,200	Smithfield Foods	1,932,336	*È
		6,071,752
Health Care Equipment & Supplies (1.2%)
73,700	Covidien Ltd.	3,529,493
Health Care Providers & Services (3.2%)
82,600	Aetna Inc.	3,347,778
95,600	CIGNA Corp.	3,383,284
84,000	Coventry Health Care	2,555,280	*È
		9,286,342
Hotels, Restaurants & Leisure (1.9%)
119,300	Brinker International	2,254,770
103,500	Darden Restaurants	3,305,790	È
		5,560,560
Household Durables (2.5%)
10,100	NVR, Inc.	5,050,808	*
36,000	Whirlpool Corp.	2,222,280	È
		7,273,088
Household Products (1.1%)
43,600	Energizer Holdings	3,186,724	*
Independent Power Producers & Energy Traders (5.1%)
59,900	Constellation Energy Group	4,917,790
403,200	Dynegy Inc.	3,447,360	*
27,600	Mirant Corp.	1,080,540	*È
126,500	NRG Energy	5,426,850	*
		14,872,540
Industrial Conglomerates (1.6%)
75,300	McDermott International	4,660,317	*È
Insurance (3.3%)
81,400	Assurant, Inc.	5,369,144
91,700	StanCorp Financial Group	4,306,232
		9,675,376
IT Services (2.8%)
109,470	Affiliated Computer Services	5,855,550	*
65,000	Fidelity National Information Services	2,399,150
		8,254,700

See Notes to Schedule of Investments	5

NUMBER OF SHARES		MARKET VALUE†
Machinery (3.5%)
52,000	Eaton Corp.	$4,418,440
112,100	Terex Corp.	5,758,577	*
		10,177,017
Marine (1.7%)
167,000	Eagle Bulk Shipping	4,938,190
Media (1.5%)
111,500	McGraw-Hill Cos.	4,473,380
Metals & Mining (8.7%)
32,000	Cleveland-Cliffs	3,814,080
67,500	Freeport-McMoRan Copper & Gold	7,910,325
121,400	Sterlite Industries (India) ADR	1,930,260	*
115,800	Teck Cominco Class B	5,552,610
32,000	United States Steel	5,912,960
		25,120,235
Multiline Retail (2.4%)
100,100	J.C. Penney	3,632,629
174,100	Macy's Inc.	3,381,022
		7,013,651
Oil, Gas & Consumable Fuels (11.1%)
57,500	Canadian Natural Resources	5,764,375
154,300	Denbury Resources	5,631,950	*
92,350	Ship Finance International	2,727,096	È
101,300	Southwestern Energy	4,822,893	*
215,565	Talisman Energy	4,770,453
48,200	Whiting Petroleum	5,113,056	*
48,870	XTO Energy	3,348,084
		32,177,907
Personal Products (2.1%)
190,300	NBTY, Inc.	6,101,018	*
Pharmaceuticals (3.3%)
169,900	Endo Pharmaceuticals Holdings	4,109,881	*È
110,100	Shire Limited ADR	5,409,213
		9,519,094
Real Estate Investment Trusts (3.7%)
258,000	Annaly Capital Management	4,001,580
95,700	Developers Diversified Realty	3,321,747	È
46,400	Ventas, Inc.	1,975,248
16,200	Vornado Realty Trust	1,425,600
		10,724,175
Semiconductors & Semiconductor Equipment (0.9%)
140,500	International Rectifier	2,697,600	*

NUMBER OF SHARES		MARKET VALUE†
Software (1.1%)
198,100	Cadence Design Systems	$2,000,810	*
49,000	Check Point Software Technologies	1,159,830	*
		3,160,640
Specialty Retail (0.5%)
45,300	TJX Cos.	1,425,591
	Total Common Stocks (Cost $273,702,671)	292,448,331
Short-Term Investments (14.7%)
3,764,733	Neuberger Berman Prime Money Fund Trust Class	3,764,733	@ØØ
39,030,221	Neuberger Berman Securities Lending Quality Fund, LLC	39,030,221	‡
	Total Short-Term Investments (Cost $42,775,871)	42,794,954
	Total Investments (115.3%) (Cost $316,478,542)	335,243,285	##
	Liabilities, less cash, receivables and other assets [(15.3%)]	(44,507,184)
	Total Net Assets (100.0%)	$290,736,101

See Notes to Schedule of Investments	6

Notes to Schedule of Investments Regency Portfolio (Unaudited)

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Regency Portfolio (the "Fund") are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If market quotations are not readily available, securities are valued by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

* Level 1 – quoted prices in active markets for identical investments

* Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements	7

Notes to Schedule of Investments Regency Portfolio (Unaudited) (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$335,243,285
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—
Total	$335,243,285

##  At June 30, 2008, the cost of investments for U.S. federal income tax purposes was $318,943,673. Gross unrealized appreciation of investments was $47,755,538 and gross unrealized depreciation of investments was $31,455,926, resulting in net unrealized appreciation of $16,299,612, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

ØØ  All or a portion of this security is segregated in connection with obligations for security lending.

See Notes to Financial Statements	8

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

REGENCY PORTFOLIO
June 30, 2008
Assets
Investments in securities, at market value *† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$292,448,331
Affiliated issuers	42,794,954
335,243,285
Dividends and interest receivable	505,103
Receivable for securities sold	503,350
Receivable for Fund shares sold	655,785
Receivable for securities lending income (Note A)	160,908
Prepaid expenses and other assets	4,255
Total Assets	337,072,686
Liabilities
Payable for collateral on securities loaned (Note A)	39,068,106
Payable for securities purchased	314,001
Payable for Fund shares redeemed	6,551,448
Payable to investment manager—net (Notes A & B)	150,409
Payable to administrator (Note B)	117,882
Payable for securities lending fees (Note A)	80,354
Accrued expenses and other payables	54,385
Total Liabilities	46,336,585
Net Assets at value	$290,736,101
Net Assets consist of:
Paid-in capital	$264,107,260
Undistributed net investment income (loss)	3,903,471
Accumulated net realized gains (losses) on investments	3,960,555
Net unrealized appreciation (depreciation) in value of investments	18,764,815
Net Assets at value	$290,736,101
Net Assets
Class I	$134,812,634
Class S	155,923,467
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	8,887,912
Class S	9,621,631
Net Asset Value, offering and redemption price per share
Class I	$15.17
Class S	16.21
† Securities on loan, at market value:
Unaffiliated issuers	$38,232,960
* Cost of Investments:
Unaffiliated issuers	$273,702,671
Affiliated issuers	42,775,871
Total cost of investments	$316,478,542

See Notes to Financial Statements	9

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

REGENCY PORTFOLIO
For the Six Months Ended June 30, 2008
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,561,507
Interest income—unaffiliated issuers	6,766
Income from securities loaned—net (Note F)	61,444
Income from investments in affiliated issuers (Note F)	102,642
Foreign taxes withheld	(31,826)
Total income	$2,700,533
Expenses:
Investment management fees (Notes A & B)	921,757
Administration fees (Note B):
Class I	279,714
Class S	229,245
Distribution fees (Note B):
Class S	191,038
Audit fees	19,493
Custodian fees (Note B)	64,707
Insurance expense	5,046
Legal fees	35,561
Shareholder reports	20,106
Trustees' fees and expenses	18,147
Miscellaneous	6,566
Total expenses	1,791,380
Investment management fees waived (Note A)	(2,767)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(18,164)
Total net expenses	1,770,449
Net investment income (loss)	$930,084
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	9,924,861
Sales of investment securities of affiliated issuers	(56,968)
Foreign currency	(382)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(32,581,441)
Affiliated investment securities	19,083
Foreign currency	(1,396)
Net gain (loss) on investments	(22,696,243)
Net increase (decrease) in net assets resulting from operations	$(21,766,159)

See Notes to Financial Statements	10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	REGENCY PORTFOLIO
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$930,084	$3,377,918
Net realized gain (loss)	9,867,511	(5,743,341)
Change in net unrealized appreciation (depreciation) of investments	(32,563,754)	10,343,523
Net increase (decrease) in net assets resulting from operations	(21,766,159)	7,978,100
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(1,030,430)
Class S	—	(546,819)
Net realized gain on investments:
Class I	—	(6,192,881)
Class S	—	(3,546,956)
Total distributions to shareholders	—	(11,317,086)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	5,573,028	25,739,510
Class S	39,965,453	122,716,525
Proceeds from reinvestment of dividends and distributions:
Class I	—	7,223,311
Class S	—	4,093,775
Payments for shares redeemed:
Class I	(76,504,068)	(59,013,936)
Class S	(25,041,792)	(26,671,243)
Net increase (decrease) from Fund share transactions	(56,007,379)	74,087,942
Net Increase (Decrease) in Net Assets	(77,773,538)	70,748,956
Net Assets:
Beginning of period	368,509,639	297,760,683
End of period	$290,736,101	$368,509,639
Undistributed net investment income (loss) at end of period	$3,903,471	$2,973,387

See Notes to Financial Statements	11

Notes to Financial Statements Regency Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Regency Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2008 was $524.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The Fund has reviewed the tax positions for the open tax period as of June 30, 2008 and the open tax years as of December 31, 2007, and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization

12

of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for distributions from real estate investments trusts ("REITs") and foreign currency gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2007	2006	2007	2006	2007	2006
$3,255,576	$2,742,890	$8,061,510	$12,729,372	$11,317,086	$15,472,262

As of December 31, 2007, components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$2,973,387	$599,231	$51,098,438	$(6,276,056)	$48,395,000

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, post - October losses, partnership basis adjustments, and basis adjustments for REITs.

Under current tax law, certain net capital and foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2007, the Fund elected to defer $6,276,056 of net capital losses arising between November 1, 2007 and December 31, 2007.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

13

  eSecLending currently serves as exclusive lending agent for the Fund. Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the lending program represents a guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2008, the Fund received net income under the securities lending arrangement of approximately $61,444, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the six months ended June 30, 2008, "Income from securities loaned — net" consisted of approximately $1,155,310 in income earned on cash collateral and guaranteed amounts (including approximately $1,080,955 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $1,093,866.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2008, management fees waived under this Arrangement amounted to $2,767 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2008, income earned under this Arrangement amounted to $102,642 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

14

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation (1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2008
Class I	1.50%	12/31/11	$—
Class S	1.25%	12/31/18	—

(1)  Expense limitation per annum of the respective class' average daily net assets.

Each respective class has agreed to repay Management for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2008, there was no repayment to Management under this agreement. At June 30, 2008, the Fund's Class I and Class S shares had no contingent liability to Management under this agreement.

Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. Effective April 1, 2008, this commission recapture program was terminated. For the period ended March 31, 2008, the impact of this arrangement was a reduction of expenses of $18,010.

15

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2008, the impact of this arrangement was a reduction of expenses of $154.

Note C—Securities Transactions:

During the six months ended June 30, 2008, there were purchase and sale transactions (excluding short-term securities) of $94,471,448, and $144,632,685, respectively.

During the six months ended June 30, 2008, brokerage commissions on securities transactions amounted to $284,666, of which Neuberger received $0, Lehman Brothers Inc. received $23,274, and other brokers received $261,392.

Note D—Fund Share Transactions:

  Share activity for the six months ended June 30, 2008 and for the year ended December 31, 2007 was as follows:

For the Six Months Ended June 30, 2008

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	367,603	—	(4,862,328)	(4,494,725)
Class S	2,444,723	—	(1,532,733)	911,990

For the Year Ended December 31, 2007

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,517,433	429,959	(3,491,909)	(1,544,517)
Class S	6,762,754	227,685	(1,493,254)	5,497,185

Note E—Line of Credit:

At June 30, 2008, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2008. During the six months ended June 30, 2008, the Fund did not utilize this line of credit.

16

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2008	Value June 30, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	4,655,750	59,854,573	60,745,590	3,764,733	$3,764,733	$102,642
Neuberger Berman Securities Lending Quality Fund, LLC**	79,528,420	155,124,518	195,622,717	39,030,221	39,030,221	1,080,955
Total					$42,794,954	$1,183,597

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

In March 2008, Financial Accounting Standards Board ("FASB") issued FASB No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Regency Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I

	Six Months Ended June 30,		Year Ended December 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.23		$16.21	$15.50	$14.79	$12.09	$8.90
Income From Investment Operations:
Net Investment Income (Loss)‡	.05		.17	.13	.09	.02	.01
Net Gains or Losses on Securities (both realized and unrealized)	(1.11)		.39	1.55	1.59	2.68	3.18
Total From Investment Operations	(1.06)		.56	1.68	1.68	2.70	3.19
Less Distributions From:
Net Investment Income	—		(.08)	(.07)	(.01)	(.00)	—
Net Capital Gains	—		(.46)	(.90)	(.96)	—	—
Total Distributions	—		(.54)	(.97)	(.97)	(.00)	—
Net Asset Value, End of Period	$15.17		$16.23	$16.21	$15.50	$14.79	$12.09
Total Return††	(6.53	)%**	+3.30%	+11.17%	+12.00%	+22.36%	+35.84%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$134.8		$217.3	$242.0	$220.6	$138.5	$59.9
Ratio of Gross Expenses to Average Net Assets#	.94	%*	.93%	.96%	1.01%	1.04%	1.16%
Ratio of Net Expenses to Average Net Assets§	.93	%*	.92%	.95%	1.00%	1.02%	1.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	.65	%*	1.03%	.80%	.56%	.19%	.07%
Portfolio Turnover Rate	28	%**	58%	53%	83%	68%	55%

See Notes to Financial Highlights	18

Financial Highlights (cont'd)

Class S

	Six Months Ended June 30,		Year Ended December 31,		Period from April 29,2005^ December 31,
	2008 (Unaudited)		2007	2006	2005
Net Asset Value, Beginning of Period	$17.37		$17.35	$16.56	$14.02
Income From Investment Operations:
Net Investment Income (Loss)‡	.04		.14	.10	.08
Net Gains or Losses on Securities (both realized and unrealized)	(1.20)		.41	1.66	2.46
Total From Investment Operations	(1.16)		.55	1.76	2.54
Less Distributions From:
Net Investment Income	—		(.07)	(.07)	—
Net Capital Gains	—		(.46)	(.90)	—
Total Distributions	—		(.53)	(.97)	—
Net Asset Value, End of Period	$16.21		$17.37	$17.35	$16.56
Total Return††	(6.68	)%**	+3.05%	+10.94%	+18.12	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$155.9		$151.3	$55.7	$4.7
Ratio of Gross Expenses to Average Net Assets#	1.19	%*	1.19%	1.23%	1.25	%*
Ratio of Net Expenses to Average Net Assets§	1.18	%*	1.18%	1.23%	1.23	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.43	%*	.80%	.56%	.72	%*
Portfolio Turnover Rate	28	%**	58%	53%	83	%Ø

See Notes to Financial Highlights	19

Notes to Financial Highlights Regency Portfolio (Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Period from April 29, 2005^ to December 31, 2005
Regency Portfolio Class S	1.32%

After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the ratios of net expenses to average daily net assets would have been:

Year Ended December 31, 2006
Regency Portfolio Class I	—
Regency Portfolio Class S	1.22%

After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,	Period Ended December 31,	Year Ended December 31,

	2008	2007	2006	2005^^	2004	2003
Regency Portfolio Class I	0.93%	0.93%	0.95%	1.01%	1.02%	1.17%
Regency Portfolio Class S	1.18%	1.18%	1.23%	1.24%	—	—

^^  For the year ended December 31, 2005 for Class I. For the period from April 29, 2005 (commencement of operations) to December 31, 2005 for Class S.

^  The date investment operations commenced.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2005.

*  Annualized.

**  Not annualized.

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

21

Neuberger Berman

Advisers Management Trust

Mid-Cap Growth Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2008

B0736 0808

Mid-Cap Growth Portfolio Manager's Commentary

In a volatile environment for growth stocks, the Neuberger Berman Advisers Management Trust (AMT) Mid-Cap Growth Portfolio trailed its benchmark, the Russell Midcap Growth Index, for the six months ended June 30, 2008. During the period, returns for both the Portfolio and the index were negative.

The first two calendar quarters of 2008 were markedly different from one another, with rapid sector rotation that caused growth and value to have large performance swings between the quarters. During the first, growth stocks underperformed value as the Federal Reserve eased interest rates aggressively. Real estate investment trusts (REITs) benefited, providing the best performance within the major Russell indices. Large-cap shares led smaller issues while mid-caps faded after a strong 2007. All sectors (excluding REITs) were down, although Energy, Materials and Consumer Staples provided the smallest losses. The worst laggards included growth-oriented sectors such as Information Technology and Health Care, accounting for much of value's outperformance.

However, these market trends were short-lived as growth then outperformed for the second calendar quarter — leaving growth ahead for the first half of the year. Mid-cap stocks also came back strongly relative to smaller and larger counterparts, finishing in first place for the six months overall.

The worst performing sectors year-to-date were Consumer Discretionary and Financials as investors focused on credit issues, the slowing housing market, and consumer and economic weakness. The best performing sector was Energy, which accounted for the bulk of returns across equity indices.

While this reporting period was difficult, the Portfolio follows a disciplined investment process that does not change in response to temporary market conditions. We employ fundamental research that seeks to identify catalysts for appreciation along with the source and sustainability of company fundamentals and earnings growth. We consider each stock in comparison to its sector and industry counterparts, looking for consistent earnings and better revenue growth.

Since holdings must meet our fundamental and earnings criteria, the Portfolio tends to outperform in more typical markets, when investors reward companies with strong fundamentals and favorable earnings characteristics. In addition, our approach includes a willingness to pay a premium for high-quality growth. In this apprehensive market — particularly in the first quarter — investors avoided stocks with the highest growth rates and higher price/earnings ratios. This trend was at the heart of our underperformance for the six-month period.

The Portfolio's best-performing sectors for the six-month period were Energy and Materials, as companies including Continental Resources, Range Resources, Concho, XTO, Denbury Resources and Southwestern Energy benefited from strong commodities markets. The Information Technology sector included two other top-performing holdings, Visa and Mastercard, which provide transaction process and related credit services. Both derive revenues primarily from fees associated with their global electronic payment networks and have continued to effectively manage their businesses. Neither company has direct credit exposure and as a result they have been relatively unaffected by the credit crisis. The Telecommunications sector was also an area of strength for the Portfolio as wireless companies rebounded from a tough 2007.

On the minus side, security selection in Industrials was a drag on six-month performance. With this sector, aviation-related stocks that excelled in 2007 were hampered as oil and gas prices eroded earnings growth potential. We continue to consolidate this area of the Portfolio and have eliminated names including AerCap Holdings and BE Aerospace. Although they did not have direct subprime exposure, Financials holdings including GFI and IntercontinentalExchange underperformed. Within Consumer Discretionary, gaming holdings such as Penn National and GameStop were a drag on results despite their historical resilience in economic downturns. Health Care holdings were also weak as VCA Antech and others that had seemed insulated from subprime and housing concerns missing earnings targets. The Health Care sector has been improving more recently and we expect better performance from this defensive sector going forward.

Despite the difficult market, we believe in the quality of the companies we hold. As such, portfolio turnover has been low. Looking forward, we think that effective stock selection will be critical. In our view, companies that have exhibited earnings quality, which is what we seek to identify in our process, should be rewarded as fundamentals return to the forefront. We are cautious about areas linked to the average consumer and remain underweighted in the Consumer Discretionary sector. However, in the latter group we continue to play niche areas like secondary education that we believe are relatively insulated from economic slowing. Elsewhere, we remain overweighted in Energy, which we believe provides earnings growth potential due to continued worldwide demand. Due to the spread of subprime worries, we remain underweighted in Financials. Finally, we are emphasizing the Health Care and Information Technology sectors, which we believe are naturally defensive in the current economic environment.

Sincerely,

Kenneth J. Turek

Portfolio Manager

1

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	3.1%
Air Freight & Logistics	2.0
Beverages	0.9
Biotechnology	2.6
Capital Markets	3.4
Chemicals	3.3
Commercial Services & Supplies	6.6
Communications Equipment	1.8
Construction & Engineering	2.3
Distributors	0.7
Diversified Consumer Services	3.2
Diversified Financial Services	1.1
Electrical Equipment	1.1
Electronic Equipment & Instruments	3.5
Energy Equipment & Services	6.4
Food & Staples Retailing	1.6
Food Products	1.1
Health Care Equipment & Supplies	6.7
Health Care Providers & Services	1.9
Health Care Technology	0.5
Hotels, Restaurants & Leisure	2.6
Internet Software & Services	1.4
IT Services	6.9
Life Science Tools & Services	2.3
Machinery	1.7
Oil, Gas & Consumable Fuels	9.8
Pharmaceuticals	1.0
Road & Rail	0.6
Semiconductors & Semiconductor Equipment	2.4
Software	6.1
Specialty Retail	4.6
Tobacco	0.3
Trading Companies & Distributors	1.0
Wireless Telecommunication Services	4.4
Short-Term Investments	34.8
Liabilities, less cash, receivables and other assets	(33.7)

2

Endnotes

1.  For Class I, (7.09%), 13.38% and 5.82% were the average annual total returns for the 1-, 5- and 10- year periods ended June 30, 2008. For Class S, (7.36%), 13.10% and 5.67% were the average annual total returns for the 1-, 5- and 10-year periods ended June 30, 2008. Performance shown prior to February 2003 for the Class S shares is of the Class I shares, which has lower expenses and correspondingly higher returns than the Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Mid-Cap Growth Portfolio.

2.  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000® Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2008 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 6/30/08 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID-CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During the Period* 1/1/08 – 6/30/08	Expense Ratio
Class I	$1,000.00	$882.80	$4.17	.89%
Class S	$1,000.00	$881.60	$5.33	1.14%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.44	$4.47	.89%
Class S	$1,000.00	$1,019.19	$5.72	1.14%

*  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

4

Schedule of Investments Mid-Cap Growth Portfolio

(Unaudited)

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (98.9%)
Aerospace & Defense (3.1%)
690,000	CAE, Inc.	$7,790,100
85,000	Precision Castparts	8,191,450	È
110,000	Rockwell Collins	5,275,600	È
		21,257,150
Air Freight & Logistics (2.0%)
143,500	C.H. Robinson Worldwide	7,869,540	È
132,500	Expeditors International	5,697,500
		13,567,040
Beverages (0.9%)
80,000	Central European Distribution	5,932,000	*È
Biotechnology (2.6%)
155,000	BioMarin Pharmaceutical	4,491,900	*
122,000	Myriad Genetics	5,553,440	*È
80,000	United Therapeutics	7,820,000	*È
		17,865,340
Capital Markets (3.4%)
67,500	Affiliated Managers Group	6,079,050	*
115,000	FCStone Group	3,211,950	*È
210,500	Lazard Ltd.	7,188,575
100,000	Northern Trust	6,857,000	È
		23,336,575
Chemicals (3.3%)
223,500	Airgas, Inc.	13,050,165
221,000	Ecolab Inc.	9,500,790
		22,550,955
Commercial Services & Supplies (6.6%)
45,000	Clean Harbors	3,197,700	*
83,000	Copart, Inc.	3,554,060	*
310,000	Corrections Corporation of America	8,515,700	*
80,000	CoStar Group	3,556,000	*È
175,000	Covanta Holding	4,670,750	*
55,000	FTI Consulting	3,765,300	*
139,000	IHS Inc.	9,674,400	*
166,000	Stericycle, Inc.	8,582,200	*
		45,516,110
Communications Equipment (1.8%)
155,000	Harris Corp.	7,825,950
200,000	Juniper Networks	4,436,000	*È
		12,261,950

NUMBER OF SHARES		MARKET VALUE†
Construction & Engineering (2.3%)
60,000	Fluor Corp.	$11,164,800	*
74,000	Shaw Group	4,572,460	*
		15,737,260
Distributors (0.7%)
262,500	LKQ Corp.	4,743,375	*È
Diversified Consumer Services (3.2%)
210,500	DeVry, Inc.	11,287,010	È
52,000	Strayer Education	10,871,640	È
		22,158,650
Diversified Financial Services (1.1%)
69,500	IntercontinentalExchange Inc.	7,923,000	*È
Electrical Equipment (1.1%)
162,500	AMETEK, Inc.	7,673,250
Electronic Equipment & Instruments (3.5%)
220,000	Dolby Laboratories	8,866,000	*È
65,000	FLIR Systems	2,637,050	*È
55,500	Itron, Inc.	5,458,425	*È
210,000	Trimble Navigation	7,497,000	*È
		24,458,475
Energy Equipment & Services (6.4%)
62,500	CARBO Ceramics	3,646,875	È
41,500	Core Laboratories N.V.	5,907,525	*È
248,500	ION Geophysical	4,336,325	*
161,500	Nabors Industries	7,950,645	*È
140,000	National Oilwell Varco	12,420,800	*
119,500	Smith International	9,935,230
		44,197,400
Food & Staples Retailing (1.6%)
200,000	Shoppers Drug Mart	10,962,048	È
Food Products (1.1%)
120,000	Viterra, Inc.	1,647,543	*
160,000	Viterra, Inc.	2,196,725	ñ*
36,500	Wimm-Bill-Dann Foods	3,840,530	*È
		7,684,798
Health Care Equipment & Supplies (6.7%)
100,000	C.R. Bard	8,795,000
134,000	Gen-Probe	6,362,320	*
400,000	Hologic, Inc.	8,720,000	*È
95,500	IDEXX Laboratories	4,654,670	*
38,000	Intuitive Surgical	10,237,200	*È
270,000	Wright Medical Group	7,670,700	*È
		46,439,890

See Notes to Schedule of Investments	5

NUMBER OF SHARES		MARKET VALUE†
Health Care Providers & Services (1.9%)
124,500	Express Scripts	$7,808,640	*È
196,000	VCA Antech	5,444,880	*
		13,253,520
Health Care Technology (0.5%)
80,000	Cerner Corp.	3,614,400	*È
Hotels, Restaurants & Leisure (2.6%)
196,800	Melco PBL Entertainment ADR	1,834,176	*È
90,000	Orient-Express Hotel	3,909,600
141,300	Scientific Games Class A	4,185,306	*È
277,500	WMS Industries	8,261,175	*
		18,190,257
Internet Software & Services (1.4%)
32,500	Equinix Inc.	2,899,650	*È
110,000	Omniture, Inc.	2,042,700	*È
190,000	VistaPrint Ltd.	5,084,400	*È
		10,026,750
IT Services (6.9%)
130,000	Alliance Data Systems	7,351,500	*È
340,000	Cognizant Technology Solutions	11,053,400	*È
272,500	Iron Mountain	7,234,875	*È
40,000	MasterCard, Inc. Class A	10,620,800	È
124,500	Total System Services	2,766,390	È
107,000	Visa Inc.	8,700,170	*
		47,727,135
Life Science Tools & Services (2.3%)
64,000	Charles River Laboratories International	4,090,880	*È
51,000	Illumina, Inc.	4,442,610	*È
170,000	Pharmaceutical Product Development	7,293,000	È
		15,826,490
Machinery (1.7%)
67,500	AGCO Corp.	3,537,675	*È
110,000	Danaher Corp.	8,503,000
		12,040,675
Oil, Gas & Consumable Fuels (9.8%)
225,000	Concho Resources	8,392,500	*
120,000	Continental Resources	8,318,400	*È
475,000	Denbury Resources	17,337,500	*
230,000	Range Resources	15,074,200
136,000	Southwestern Energy	6,474,960	*È
40,000	Ultra Petroleum	3,928,000	*
125,000	XTO Energy	8,563,750
		68,089,310
Pharmaceuticals (1.0%)
222,500	Perrigo Co.	7,068,825	È

NUMBER OF SHARES		MARKET VALUE†
Road & Rail (0.6%)
117,500	J.B. Hunt Transport Services	$3,910,400	È
Semiconductors & Semiconductor Equipment (2.4%)
125,000	Cavium Networks	2,625,000	*È
129,500	Microchip Technology	3,954,930	È
210,000	Microsemi Corp.	5,287,800	*È
146,000	Varian Semiconductor Equipment	5,083,720	*È
		16,951,450
Software (6.1%)
512,500	Activision, Inc.	17,460,875	*È
210,000	ANSYS, Inc.	9,895,200	*È
110,000	Autodesk, Inc.	3,719,100	*
41,149	Blackboard Inc.	1,573,126	*
109,700	Citrix Systems	3,226,277	*È
92,500	Salesforce.com, Inc.	6,311,275	*È
		42,185,853
Specialty Retail (4.6%)
75,000	Abercrombie & Fitch	4,701,000	È
174,500	GameStop Corp. Class A	7,049,800	*
153,000	Guess?, Inc.	5,729,850	È
192,000	Ross Stores	6,819,840	È
250,000	Urban Outfitters	7,797,500	*È
		32,097,990
Tobacco (0.3%)
35,000	Lorillard, Inc.	2,420,600	*È
Trading Companies & Distributors (1.0%)
155,500	Fastenal Co.	6,711,380	È
Wireless Telecommunication Services (4.4%)
226,500	American Tower	9,569,625	*
190,000	NII Holdings	9,023,100	*È
325,000	SBA Communications	11,703,250	*È
		30,295,975
	Total Common Stocks (Cost $530,983,141)	684,676,276
Short-Term Investments (34.8%)
10,950,667	Neuberger Berman Prime Money Fund Trust Class	10,950,667	@ØØ
230,203,081	Neuberger Berman Securities Lending Quality Fund, LLC	230,203,081	‡
	Total Short-Term Investments (Cost $240,834,360)	241,153,748
	Total Investments (133.7%) (Cost $771,817,501)	925,830,024	##
	Liabilities, less cash, receivables and other assets [(33.7%)]	(233,488,818)
	Total Net Assets (100.0%)	$692,341,206

See Notes to Schedule of Investments	6

Notes to Schedule of Investments Mid-Cap Growth Portfolio (Unaudited)

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Mid-Cap Growth Portfolio (the "Fund") are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If market quotations are not readily available, securities are valued by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements	7

Notes to Schedule of Investments Mid-Cap Growth Portfolio (Unaudited) (cont'd)

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$925,830,024
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—
Total	$925,830,024

##  At June 30, 2008, the cost of investments for U.S. federal income tax purposes was $773,138,790. Gross unrealized appreciation of investments was $177,477,980 and gross unrealized depreciation of investments was $24,786,746, resulting in net unrealized appreciation of $152,691,234, based on cost for U.S. federal income tax purposes.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At June 30, 2008, these securities amounted to $2,196,725 or 0.3% of net assets for the Fund.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

ØØ  All or a portion of this security is segregated in connection with obligations for security lending.

See Notes to Financial Statements	8

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

MID-CAP GROWTH PORTFOLIO
June 30, 2008
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$684,676,276
Affiliated issuers	241,153,748
925,830,024
Foreign currency	20,368
Dividends and interest receivable	248,803
Receivable for securities sold	3,002,334
Receivable for Fund shares sold	337,659
Receivable for securities lending income (Note A)	829,760
Prepaid expenses and other assets	10,626
Total Assets	930,279,574
Liabilities
Payable for collateral on securities loaned (Note A)	229,450,337
Payable for securities purchased	6,729,299
Payable for Fund shares redeemed	771,606
Payable to investment manager—net (Notes A & B)	313,786
Payable to administrator (Note B)	192,712
Payable for securities lending fees (Note A)	382,296
Accrued expenses and other payables	98,332
Total Liabilities	237,938,368
Net Assets at value	$692,341,206
Net Assets consist of:
Paid-in capital	$664,072,196
Undistributed net investment income (loss)	(1,954,441)
Accumulated net realized gains (losses) on investments	(123,788,737)
Net unrealized appreciation (depreciation) in value of investments	154,012,188
Net Assets at value	$692,341,206
Net Assets
Class I	$629,858,440
Class S	62,482,766
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	25,035,635
Class S	2,519,000
Net Asset Value, offering and redemption price per share
Class I	$25.16
Class S	24.80
†Securities on loan, at market value:
Unaffiliated issuers	$224,343,666
*Cost of Investments:
Unaffiliated issuers	$530,983,141
Affiliated issuers	240,834,360
Total cost of investments	$771,817,501
Total cost of foreign currency	$20,400

See Notes to Financial Statements	9

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

MID-CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2008
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,100,159
Interest income—unaffiliated issuers	445
Income from securities loaned—net (Note F)	176,780
Income from investments in affiliated issuers (Note F)	172,014
Foreign taxes withheld	(16,553)
Total income	$1,432,845
Expenses:
Investment management fees (Notes A & B)	1,945,137
Administration fees (Note B):
Class I	1,018,534
Class S	93,615
Distribution fees (Note B):
Class S	78,012
Audit fees	19,492
Custodian fees (Note B)	104,737
Insurance expense	11,902
Legal fees	83,334
Shareholder reports	32,132
Trustees' fees and expenses	18,147
Miscellaneous	19,262
Total expenses	3,424,304
Investment management fees waived (Note A)	(3,907)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(33,111)
Total net expenses	3,387,286
Net investment income (loss)	$(1,954,441)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	3,008,463
Sales of investment securities of affiliated issuers	433,356
Foreign currency	(1,888)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(106,673,528)
Affiliated investment securities	319,388
Foreign currency	112
Net gain (loss) on investments	(102,914,097)
Net increase (decrease) in net assets resulting from operations	$(104,868,538)

See Notes to Financial Statements	10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust
	MID-CAP GROWTH PORTFOLIO
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
From Operations:
Net investment income (loss)	$(1,954,441)	$(1,799,856)
Net realized gain (loss) on investments	3,439,931	123,783,011
Change in net unrealized appreciation (depreciation) of investments	(106,354,028)	34,022,885
Net increase (decrease) in net assets resulting from operations	(104,868,538)	156,006,040
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	14,247,621	210,481,316
Class S	12,434,477	37,959,934
Payments for shares redeemed:
Class I	(106,800,446)	(206,624,016)
Class S	(10,638,536)	(13,565,655)
Net increase (decrease) from Fund share transactions	(90,756,884)	28,251,579
Net Increase (Decrease) in Net Assets	(195,625,422)	184,257,619
Net Assets:
Beginning of period	887,966,628	703,709,009
End of period	$692,341,206	$887,966,628
Undistributed net investment income (loss) at end of period	$(1,954,441)	$—

See Notes to Financial Statements	11

Notes to Financial Statements Mid-Cap Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1   General: Mid-Cap Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2   Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3   Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4   Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2008 was $47,746.

5   Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The Fund has reviewed the tax positions for the open tax period as of June 30, 2008 and the open tax years as of December 31, 2007, and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of

12

distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses, and partnership holding adjustments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$259,927,138	$(126,789,590)	$133,137,548

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and partnership income reversal.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2007, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring In:
2009	2010	2011
$2,307,050	$113,423,118	$11,059,422

  During the year ended December 31, 2007, the Fund utilized capital loss carryforwards of $123,495,587.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

eSecLending currently serves as exclusive lending agent for the Fund. Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash

13

collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the lending program represents a guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2008, the Fund received net income under the securities lending arrangement of approximately $176,780, which is reflected in the Statement of Operations under the caption "Income from securities loaned—net." For the six months ended June 30, 2008, "Income from securities loaned—net" consisted of approximately $3,356,351 in income earned on cash collateral and guaranteed amounts (including approximately $3,148,060 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $3,179,571.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2008, management fees waived under this Arrangement amounted to $3,907 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2008, income earned under this Arrangement amounted to $172,014 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

14

  The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2011 to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (excluding fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% and 1.25%, respectively, per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2008, no reimbursement to the Fund's Class I and Class S shares was required. The Fund's Class I and Class S shares each have agreed to repay Management through December 31, 2014 for fees and expenses foregone and/or their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitation, and the repayments are made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2008, there was no repayment to Management under these agreements. At June 30, 2008, the Fund's Class I and Class S shares had no contingent liability to Management under these agreements.

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. Effective April 1, 2008, this commission recapture program was terminated. For the period ended March 31, 2008, the impact of this arrangement was a reduction of expenses of $32,423.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2008, the impact of this arrangement was a reduction of expenses of $688.

15

Note C—Securities Transactions:

During the six months ended June 30, 2008, there were purchase and sale transactions (excluding short-term securities) of $227,703,374 and $308,634,880, respectively.

During the six months ended June 30, 2008, brokerage commissions on securities transactions amounted to $567,077, of which Neuberger received $0, Lehman Brothers Inc. received $42,894, and other brokers received $524,183.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2008 and for the year ended December 31, 2007 was as follows:

	For the Six Months Ended June 30, 2008			For the Year Ended December 31, 2007
	Shares Sold	Shares Redeemed	Total	Shares Sold	Shares Redeemed	Total
Class I	558,928	(4,261,961)	(3,703,033)	7,624,618	(7,602,868)	21,750
Class S	493,512	(425,230)	68,282	1,411,673	(508,098)	903,575

Note E—Line of Credit:

At June 30, 2008, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2008. During the six months ended June 30, 2008, the Fund did not utilize this line of credit.

Note F— Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2008	Value June 30, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	21,503,231	86,826,276	97,378,840	10,950,667	$10,950,667	$172,014

Neuberger Berman Securities Lending Quality Fund, LLC**	166,219,972	547,616,454	483,633,345	230,203,081	230,203,081	3,148,060
Total					$241,153,748	$3,320,074

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

16

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

In March 2008, Financial Accounting Standards Board ("FASB") issued FASB No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Mid-Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I

	Six Months Ended June 30,		Year Ended December 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$28.50		$23.26	$20.28	$17.83	$15.33	$11.97
Income From Investment Operations:
Net Investment Income (Loss)‡	(.06)		(.05)	(.02)	(.07)	(.07)	(.07)
Net Gains or Losses on Securities (both realized and unrealized)	(3.28)		5.29	3.00	2.52	2.57	3.43
Total From Investment Operations	(3.34)		5.24	2.98	2.45	2.50	3.36
Net Asset Value, End of Period	$25.16		$28.50	$23.26	$20.28	$17.83	$15.33
Total Return††	(11.72	)%**	+22.53%	+14.69%	+13.74%	+16.31%	+28.07%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$629.9		$819.0	$668.1	$622.0	$543.3	$459.7
Ratio of Gross Expenses to Average Net Assets#	.90	%*	.88%	.90%	.92%	.92%	.89%
Ratio of Net Expenses to Average Net Assets§	.89	%*	.88%	.90%	.91%	.90%	.88%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.51	)%*	(.20)%	(.10)%	(.36)%	(.45)%	(.52)%
Portfolio Turnover Rate	31	%**	56%	48%	64%	92%	161%

See Notes to Financial Highlights	18

Financial Highlights (cont'd)

Class S

	Six Months Ended June 30,		Year Ended December 31,				Period from February 18, 2003^ to December 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$28.13		$23.02	$20.11	$17.73	$15.28	$11.15
Income From Investment Operations:
Net Investment Income (Loss)‡	(.09)		(.12)	(.08)	(.11)	(.11)	(.09)
Net Gains or Losses on Securities (both realized and unrealized)	(3.24)		5.23	2.99	2.49	2.56	4.22
Total From Investment Operations	(3.33)		5.11	2.91	2.38	2.45	4.13
Net Asset Value, End of Period	$24.80		$28.13	$23.02	$20.11	$17.73	$15.28
Total Return††	(11.84	)%**	+22.20%	+14.47%	+13.42%	+16.03%	+37.04	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$62.5		$68.9	$35.6	$22.8	$15.0	$6.3
Ratio of Gross Expenses to Average Net Assets#	1.15	%*	1.14%	1.15%	1.18%	1.17%	1.13	%*
Ratio of Net Expenses to Average Net Assets§	1.14	%*	1.13%	1.15%	1.16%	1.15%	1.11	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(.76	)%*	(.47)%	(.36)%	(.61)%	(.70)%	(.71	)%*
Portfolio Turnover Rate	31	%**	56%	48%	64%	92%	161	%Ø

See Notes to Financial Highlights	19

Notes to Financial Highlights

Mid-Cap Growth Portfolio (Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2008	2007	2006	2005	2004	2003
Mid-Cap Growth Portfolio Class I	0.89%	0.88%	0.90%	0.92%	0.90%	0.89%
Mid-Cap Growth Portfolio Class S	1.14%	1.13%	1.15%	1.17%	1.16%	1.11	%(1)

  (1)  Period from February 18, 2003 to December 31, 2003.

^  The date investment operations commenced.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2003.

*  Annualized.

**  Not annualized.

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

21

Neuberger Berman

Advisers Management Trust

Guardian Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2008

B0733 0808

Guardian Portfolio Manager's Commentary

Although the Neuberger Berman Advisers Management Trust (AMT) Guardian Portfolio finished the six months ended June 30, 2008 well ahead of the S&P 500 Index, it failed to achieve a positive return in an extremely challenging stock market environment.

Our holdings outperformed in five of the seven S&P 500 benchmark sectors in which we were invested—a true testament to our research-driven stock selection methodology. However, during a period in which most market sectors finished in negative territory, it was highly difficult to make any performance headway.

Energy was by far the market's and our Portfolio's best performing sector. The Portfolio was underweighted in Energy but the excellent performance of holdings such as Petroleo Brasileiro (Petrobras), Newfield Exploration, Schlumberger and Cimarex Energy helped the Portfolio substantially outpace the S&P's Energy component. Our Energy sector strategy has been shaped by two themes: access to reserves and a bias toward domestic natural gas producers. Petrobras and Schlumberger demonstrate the first theme. Petrobras has extensive reserves in Brazil, which we believe will grow substantially as it develops the offshore Tupi field—one of the biggest energy discoveries in the last two decades. As the world's most diverse and technologically advanced global supplier of oil field services and equipment, Schlumberger also fulfills our "access to reserves" theme. Newfield Exploration and Cimarex Energy are domestic natural gas producers with strong records of growing reserves and production. We believe clean burning natural gas will become the power generation fuel of choice, creating favorable long-term supply/demand dynamics.

Although the Portfolio experienced declines in the Industrials, Consumer Discretionary and Financials sectors, our holdings outperformed corresponding benchmark sector components by substantial margins. Gains in solid waste disposal companies Waste Management and Republic Services helped buoy relative returns in the Industrials sector. Cable television operator Comcast and clothing manufacturer VF Corp. enhanced returns in the Consumer Discretionary sector. Our strong bias toward financial companies less exposed to credit risk helped cushion the Portfolio from the steep decline in the Financials sector.

Due primarily to a big decline in UnitedHealth Group, the Portfolio underperformed in the Health Care sector. In general, managed care companies were plagued by investor concern over increasing price competition, the threat of rising medical cost inflation, and the potential for changes in government health care reimbursement policies after the November election. Also, UnitedHealth failed to execute on its business plan, as its commercial membership growth and Medicare Advantage plan, co-branded with AARP, failed to meet expectations. We are currently evaluating whether UnitedHealth can get back on track. However, we believe that regardless of which political party is in power in Washington, well-run managed care companies are still part of the solution to the nation's health care problems.

Looking ahead, we currently believe that consumer spending is likely to remain tepid well into 2009 given the uncertainties created by rising food and energy costs and a weak housing market. Credit losses at U.S. financial institutions may remain elevated into 2009 as the full scope of the weak lending practices of the 2005-07 period are realized in financial statements. Although international economies have remained relatively strong over the last two quarters as the U.S. economy has slowed, rising inflation expectations may result in tighter monetary policies and more moderate growth.

Our conclusion is that U.S. economic growth will remain anemic for longer than generally expected and that global economic growth is likely to slow.

On a positive note, the typical drivers of more serious economic downturns, namely manufacturing inventories and industrial capacity, have been well managed throughout this business cycle. In addition, reported second quarter earnings are not suggesting a broad-based or dramatic fall-off in end-market demand or earnings prospects. With U.S. equities now valued at levels not seen since the stock market decline of Black Monday in October 1987, we believe that much of the aforementioned economic challenges are discounted in stock prices.

Our investment process is focused on identifying high quality businesses and purchasing their equities when they are attractively valued. In the past, our quality focus and approach to risk management have helped preserve investor capital in times of market volatility while allowing us to participate in the long-term fundamental growth in the businesses of our portfolio companies. While the current economic backdrop presents a number of uncertainties and recent financial market volatility is challenging, we remain positive on the outlook for our portfolio companies and believe they are positioned to take market share and grow ahead of their peers across stock market cycles. Furthermore, as in the past, we believe that financial market volatility is creating selected valuation opportunities in the equities of well-managed businesses positioned for positive internal growth.

Sincerely,

Arthur Moretti

Portfolio Manager

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Auto Components	1.7%
Automobiles	1.8
Biotechnology	3.8
Capital Markets	7.7
Commercial Services & Supplies	4.1
Consumer Finance	2.7
Electronic Equipment & Instruments	8.0
Energy Equipment & Services	2.7
Health Care Providers & Services	3.4
Industrial Conglomerates	2.7
Insurance	6.5
IT Services	1.5
Life Science Tools & Services	0.9
Machinery	4.7
Media	12.0
Multi-Utilities	4.6
Oil, Gas & Consumable Fuels	10.0
Real Estate Investment Trusts	4.7
Road & Rail	2.7
Semiconductors & Semiconductor Equipment	7.0
Software	2.6
Textiles, Apparel & Luxury Goods	1.7
Short Term Investments	2.7
Liabilities, less cash, receivables and other assets	(0.2)

Endnotes

1  For Class I, (10.93%), 9.92% and 4.03% were the average annual total returns for the 1-, 5- and 10- year periods ended June 30, 2008. For Class S, (11.15%), 9.65% and 3.87% were the average annual total returns for the 1-, 5- and 10-year periods ended June 30, 2008. Performance shown prior to August 2002 for the Class S shares is of the Class I shares, which has lower expenses and correspondingly higher returns than Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Guardian Portfolio.

2  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest directly in many securities not included in the above-described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters.

Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2008 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 6/30/08 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

Actual	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During the Period* 1/1/08 – 6/30/08	Expense Ratio
Class I	$1,000.00	$908.60	$4.65	0.98%
Class S	$1,000.00	$907.70	$5.88	1.24%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.99	$4.92	0.98%
Class S	$1,000.00	$1,018.70	$6.22	1.24%

*  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

Schedule of Investments Guardian Portfolio

(Unaudited)

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (97.5%)
Auto Components (1.7%)
61,120	BorgWarner, Inc.	$2,712,506
Automobiles (1.8%)
30,225	Toyota Motor ADR	2,841,150
Biotechnology (3.8%)
75,625	Genzyme Corp.	5,446,512	*
80,000	Medarex, Inc.	528,800	*
		5,975,312
Capital Markets (7.7%)
135,715	Bank of New York Mellon	5,134,099
181,186	Charles Schwab	3,721,560
48,800	Merrill Lynch	1,547,448
28,220	State Street	1,805,798
		12,208,905
Commercial Services & Supplies (4.1%)
36,050	Republic Services	1,070,685
146,360	Waste Management	5,519,236
		6,589,921
Consumer Finance (2.7%)
113,700	American Express	4,283,079
Electronic Equipment & Instruments (8.0%)
112,270	Anixter International	6,678,942	*
209,750	National Instruments	5,950,608
		12,629,550
Energy Equipment & Services (2.7%)
40,025	Schlumberger Ltd.	4,299,886
Health Care Providers & Services (3.4%)
207,220	UnitedHealth Group	5,439,525
Industrial Conglomerates (2.7%)
61,760	3M Co.	4,297,878
Insurance (6.5%)
280,375	Progressive Corp.	5,248,620
162,300	Willis Group Holdings	5,091,351
		10,339,971
IT Services (1.5%)
137,500	Euronet Worldwide	2,323,750	*
Life Science Tools & Services (0.9%)
22,000	Millipore Corp.	1,492,920	*

NUMBER OF SHARES		MARKET VALUE†
Machinery (4.7%)
96,980	Danaher Corp.	$7,496,554
Media (12.0%)
355,175	Comcast Corp. Class A Special	6,663,083
180,425	E.W. Scripps	7,494,855
94,680	Liberty Global Class A	2,975,792	*
33,445	Liberty Global Class C	1,015,390	*
1,440	Washington Post	845,136
		18,994,256
Multi-Utilities (4.6%)
553,453	National Grid	7,254,850
Oil, Gas & Consumable Fuels (10.0%)
183,600	BG Group PLC	4,771,328
20,650	Cimarex Energy	1,438,686
79,900	Newfield Exploration	5,213,475	*
61,950	Petroleo Brasileiro ADR	4,387,918
		15,811,407
Real Estate Investment Trusts (4.7%)
97,450	General Growth Properties	3,413,673
134,130	Weingarten Realty Investors	4,066,822
		7,480,495
Road & Rail (2.7%)
88,000	Canadian National Railway	4,231,040
Semiconductors & Semiconductor Equipment (7.0%)
334,325	Altera Corp.	6,920,527
145,975	Texas Instruments	4,110,656
		11,031,183
Software (2.6%)
147,700	Intuit Inc.	4,072,089	*
Textiles, Apparel & Luxury Goods (1.7%)
38,215	V.F. Corp.	2,720,144
	Total Common Stocks (Cost $137,460,774)	154,526,371
Short-Term Investments (2.7%)
4,322,456	Neuberger Berman Prime Money Fund Trust Class (Cost $4,322,456)	4,322,456	@
	Total Investments (100.2%) (Cost $141,783,230)	158,848,827	##
	Liabilities, less cash, receivables and other assets [(0.2%)]	(272,183)
	Total Net Assets (100.0%)	$158,576,644

See Notes to Schedule of Investments	5

Notes to Schedule of Investments Guardian Portfolio (Unaudited)

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If market quotations are not readily available, securities are valued by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

  •  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements	6

Notes to Schedule of Investments Guardian Portfolio (Unaudited) (cont'd)

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

Investments in Valuation Inputs	Securities
Level 1 – Quoted Prices	$151,593,977
Level 2 – Other Significant Observable Inputs	7,254,850
Level 3 – Significant Unobservable Inputs	—
Total	$158,848,827

##  At June 30, 2008, the cost of investments for U.S. federal income tax purposes was $141,891,918. Gross unrealized appreciation of investments was $27,120,747 and gross unrealized depreciation of investments was $10,163,838, resulting in net unrealized appreciation of $16,956,909, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements	7

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
June 30, 2008
Assets
Investments in securities, at market value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$154,526,371
Affiliated issuers	4,322,456
158,848,827
Dividends and interest receivable	334,416
Receivable for Fund shares sold	282,756
Receivable for securities lending income (Note A)	25,498
Prepaid expenses and other assets	2,615
Total Assets	159,494,112
Liabilities
Due to custodian	49
Payable for securities purchased	554,159
Payable for Fund shares redeemed	186,233
Payable to investment manager—net (Notes A & B)	74,865
Payable to administrator (Note B)	51,307
Payable for securities lending fees (Note A)	1,616
Accrued expenses and other payables	49,239
Total Liabilities	917,468
Net Assets at value	$158,576,644
Net Assets consist of:
Paid-in capital	$128,267,394
Undistributed net investment income (loss)	1,344,653
Accumulated net realized gains (losses) on investments	11,894,620
Net unrealized appreciation (depreciation) in value of investments	17,069,977
Net Assets at value	$158,576,644
Net Assets
Class I	$109,300,369
Class S	49,276,275
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	5,698,267
Class S	2,582,215
Net Asset Value, offering and redemption price per share
Class I	$19.18
Class S	19.08
* Cost of Investments:
Unaffiliated issuers	$137,460,774
Affiliated issuers	4,322,456
Total cost of investments	$141,783,230

See Notes to Financial Statements	8

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
For the Six Months Ended June 30, 2008
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,269,577
Income from securities loaned—net (Note F)	16,630
Income from investments in affiliated issuers (Note F)	68,140
Foreign taxes withheld	(25,416)
Total income	$1,328,931
Expenses:
Investment management fees (Notes A & B)	434,546
Administration fees (Note B):
Class I	176,353
Class S	60,672
Distribution fees (Note B):
Class S	50,560
Audit fees	19,492
Custodian fees (Note B)	46,867
Insurance expense	2,648
Legal fees	16,360
Shareholder reports	8,622
Trustees' fees and expenses	18,147
Miscellaneous	2,429
Total expenses	836,696
Investment management fees waived (Note A)	(1,801)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(5,700)
Total net expenses	829,195
Net investment income (loss)	$499,736
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	6,020,510
Sales of investment securities of affiliated issuers	(42,608)
Foreign currency	(4,268)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(21,947,570)
Foreign currency	8,113
Net gain (loss) on investments	(15,965,823)
Net increase (decrease) in net assets resulting from operations	$(15,466,087)

See Notes to Financial Statements	9

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GUARDIAN PORTFOLIO
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$499,736	$853,243
Net realized gain (loss) on investments	5,973,634	14,887,665
Change in net unrealized appreciation (depreciation) of investments	(21,939,457)	(5,064,959)
Net increase (decrease) in net assets resulting from operations	(15,466,087)	10,675,949
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(390,689)
Class S	—	(62,076)
Total distributions to shareholders	—	(452,765)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	7,723,054	18,503,529
Class S	21,243,892	31,107,831
Proceeds from reinvestment of dividends and distributions:
Class I	—	390,689
Class S	—	62,076
Payments for shares redeemed:
Class I	(16,032,827)	(54,758,765)
Class S	(564,065)	(357,627)
Net increase (decrease) from Fund share transactions	12,370,054	(5,052,267)
Net Increase (Decrease) in Net Assets	(3,096,033)	5,170,917
Net Assets:
Beginning of period	161,672,677	156,501,760
End of period	$158,576,644	$161,672,677
Undistributed net investment income (loss) at end of period	$1,344,653	$844,917

See Notes to Financial Statements	10

Notes to Financial Statements Guardian Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Guardian Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2008 was $42,490.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The Fund has reviewed the tax positions for the open tax period as of June 30, 2008 and the open tax years as of December 31, 2007, and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and partnership holding adjustments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

Distributions Paid From:
Ordinary Income		Total
2007	2006	2007	2006
$452,765	$1,039,702	$452,765	$1,039,702

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$844,917	$6,030,625	$38,899,795	$—	$45,775,337

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

  During the year ended December 31, 2007, the Fund utilized capital loss carryforwards of $8,590,800.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

eSecLending currently serves as exclusive lending agent for the Fund. Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger

12

Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the lending program represents a guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2008, the Fund received net income under the securities lending arrangement of approximately $16,630, which is reflected in the Statement of Operations under the caption "Income from securities loaned—net." For the six months ended June 30, 2008, "Income from securities loaned—net" consisted of approximately $145,562 in income earned on cash collateral and guaranteed amounts (including approximately $124,948 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $128,932.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2008, management fees waived under this Arrangement amounted to $1,801 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2008, income earned under this Arrangement amounted to $68,140 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

13

  The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (excluding the fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2008
Class I	1.00%	12/31/11	$—
Class S	1.25%	12/31/11	—

(1)  Expense limitation per annum of the respective class' average daily net assets.

Each respective class has agreed to repay Management through December 31, 2014 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2008, there was no repayment to Management under these agreements. At June 30, 2008, the Fund's Class I and Class S shares had no contingent liability to Management under this agreement.

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. Effective April 1, 2008, this commission recapture program was terminated. For the period ended March 31, 2008, the impact of this arrangement was a reduction of expenses of $5,645.

14

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2008, the impact of this arrangement was a reduction of expenses of $55.

Note C—Securities Transactions:

During the six months ended June 30, 2008, there were purchase and sale transactions (excluding short-term securities) of $37,642,011 and $23,733,794, respectively.

During the six months ended June 30, 2008, brokerage commissions on securities transactions amounted to $57,016, of which Neuberger received $0, Lehman Brothers Inc. received $10,450 and other brokers received $46,566.

Note D—Fund Share Transactions:

  Share activity for the six months ended June 30, 2008 and for the year ended December 31, 2007 was as follows:

For the Six Months Ended June 30, 2008

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	383,409	—	(803,613)	(420,204)
Class S	1,063,670	—	(28,773)	1,034,897

For the Year Ended December 31, 2007

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	882,413	18,062	(2,646,923)	(1,746,448)
Class S	1,485,688	2,879	(17,595)	1,470,972

Note E—Line of Credit:

At June 30, 2008, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to the line of credit at June 30, 2008. During the six months ended June 30, 2008, the Fund did not utilize this line of credit.

15

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2008	Value June 30, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	6,339,058	20,677,330	22,693,932	4,322,456	$4,322,456	$68,140
Neuberger Berman Securities Lending Quality Fund, LLC**	—	90,853,149	90,853,149	—	—	124,948
Total					$4,322,456	$193,088

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

In March 2008, Financial Accounting Standards Board ("FASB") issued FASB No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

16

Financial Highlights

Guardian Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I

	Six Months Ended June 30,		Year Ended December 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$21.11		$19.71	$17.50	$16.17	$13.98	$10.70
Income From Investment Operations:
Net Investment Income (Loss)‡	.07		.11	.05	.12	.04	.03
Net Gains or Losses on Securities (both realized and unrealized)	(2.00)		1.35	2.29	1.24	2.17	3.36
Total From Investment Operations	(1.93)		1.46	2.34	1.36	2.21	3.39
Less Distributions From:
Net Investment Income	—		(.06)	(.13)	(.03)	(.02)	(.11)
Net Asset Value, End of Period	$19.18		$21.11	$19.71	$17.50	$16.17	$13.98
Total Return††	(9.14	)%**	+7.39%	+13.38%	+8.39%	+15.81%	+31.76%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$109.3		$129.1	$155.0	$175.3	$177.3	$169.2
Ratio of Gross Expenses to Average Net Assets#	.99	%*	.99%	.99%	1.00%	.98%	.97%
Ratio of Net Expenses to Average Net Assets	.98	%*§	.99%§	.99%§	1.00%§	.97%§	.97%
Ratio of Net Investment Income (Loss) to Average Net Assets	.68	%*	.55%	.29%	.71%	.25%	.25%
Portfolio Turnover Rate	15	%**	38%	23%	32%	24%	58%

See Notes to Financial Highlights	17

Financial Highlights (cont'd)

Class S

	Six Months Ended June 30,		Year Ended December 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$21.02		$19.67	$17.52	$16.20	$14.02	$10.69
Income From Investment Operations:
Net Investment Income (Loss)‡	.05		.09	.02	.09	.00	.00
Net Gains or Losses on Securities (both realized and unrealized)	(1.99)		1.32	2.26	1.23	2.18	3.35
Total From Investment Operations	(1.94)		1.41	2.28	1.32	2.18	3.35
Less Distributions From:
Net Investment Income	—		(.06)	(.13)	—	—	(.02)
Net Asset Value, End of Period	$19.08		$21.02	$19.67	$17.52	$16.20	$14.02
Total Return††	(9.23	)%**	+7.14%	+13.02%	+8.15%	+15.55%	+31.39%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$49.3		$32.5	$1.5	$0.4	$0.3	$0.1
Ratio of Gross Expenses to Average Net Assets#	1.24	%*	1.24%	1.25%	1.25%	1.23%	1.22%
Ratio of Net Expenses to Average Net Assets	1.24	%*§	1.24%§	1.25%§	1.24%§	1.22%§	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	.50	%*	.42%	.11%	.53%	.03%	.02%
Portfolio Turnover Rate	15	%**	38%	23%	32%	24%	58%

See Notes to Financial Highlights	18

Notes to Financial Highlights Guardian Portfolio (Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2008	2007	2006	2005	2004
Guardian Portfolio Class I	.99%	.99%	.99%	1.00%	.97%
Guardian Portfolio Class S	1.24%	1.24%	1.25%	1.26%	1.22%

After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management. Had the Fund not made such reimbursements or Management not undertaken such actions, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2007
Guardian Portfolio Class S	1.24%

‡  Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

19

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

20

Neuberger Berman

Advisers Management Trust

Growth Portfolio

I Class Shares

Semi-Annual Report

June 30, 2008

B0731 0808

Growth Portfolio Manager's Commentary

In a volatile environment for growth stocks, the Neuberger Berman Advisers Management Trust (AMT) Growth Portfolio trailed its benchmark, the Russell Midcap Growth Index, for the six months ended June 30, 2008. During the period, returns for both the Portfolio and the index were negative.

The first two calendar quarters of 2008 were markedly different from one another, with rapid sector rotation that caused growth and value to have large performance swings between the quarters. During the first, growth stocks underperformed value as the Federal Reserve eased interest rates aggressively. Real estate investment trusts (REITs) benefited from the Fed's actions, providing the best performance within the major Russell indices. Large-cap shares led smaller issues while mid-caps faded after a strong 2007. All sectors (excluding REITs) were down, although Energy, Materials and Consumer Staples provided the smallest losses. The worst laggards included growth-oriented sectors such as Information Technology and Health Care, accounting for much of value's outperformance.

However, these market trends were short-lived as growth then outperformed for the second calendar quarter — leaving growth ahead for the first half of the year. Mid-cap stocks also came back strongly relative to smaller and larger counterparts, finishing in first place for the six months overall.

The worst performing sectors year-to-date were Consumer Discretionary and Financials as investors focused on credit issues, the slowing housing market, and consumer and economic weakness. The best performing sector was Energy, which accounted for the bulk of returns across equity indices.

While this reporting period was difficult, the Portfolio follows a disciplined investment process that does not change in response to temporary market conditions. We employ fundamental research that seeks to identify catalysts for appreciation along with the source and sustainability of company fundamentals and earnings growth. We consider each stock in comparison to its sector and industry counterparts, looking for consistent earnings and better revenue growth.

Since holdings must meet our fundamental and earnings criteria, the Portfolio tends to outperform in more typical markets, when investors reward companies with strong fundamentals and favorable earnings characteristics. In addition, our approach includes a willingness to pay a premium for high-quality growth. In this apprehensive market — particularly in the first quarter — investors avoided stocks with the highest growth rates and higher price/earnings ratios. This trend was at the heart of our underperformance for the six-month period.

The Portfolio's best-performing sectors for the six-month period were Energy and Materials, as companies including Continental Resources, Range Resources, Concho, XTO, Denbury Resources and Southwestern Energy benefited from strong commodities markets. The Information Technology sector included two other top-performing holdings, Visa and Mastercard, which provide transaction process and related credit services. Both derive revenues primarily from fees associated with their global electronic payment networks and have continued to effectively manage their businesses. Neither company has direct credit exposure and as a result they have been relatively unaffected by the credit crisis. The Telecommunications sector was also an area of strength for the Portfolio as wireless companies rebounded from a tough 2007.

On the minus side, security selection in Industrials was a drag on six-month performance. With this sector, aviation-related stocks that excelled in 2007 were hampered as oil and gas prices eroded earnings growth potential. We continue to consolidate this area of the portfolio and have eliminated names including AerCap Holdings and BE Aerospace. Although they did not have direct subprime exposure, Financials holdings including GFI and IntercontinentalExchange underperformed. Within Consumer Discretionary, gaming holding Scientific Games was a drag on results despite the segment's historical resilience in economic downturns. Health Care holdings were also weak as VCA Antech and others that had seemed insulated from subprime and housing concerns missing earnings targets. The Health Care sector has been improving more recently, however, and we expect better performance from this defensive sector going forward.

Despite the difficult market, we believe in the quality of the companies we hold. As such, portfolio turnover has been low. Looking forward, we think that effective stock selection will be critical. In our view, companies that have exhibited earnings quality, which is what we seek to identify in our process, should be rewarded as fundamentals return to the forefront. We are cautious about areas linked to the average consumer and remain underweighted in the Consumer Discretionary sector. However, in the latter group we continue to play niche areas like secondary education that we believe are relatively insulated from economic slowing. Elsewhere, we remain overweighted in Energy, which we believe provides earnings growth potential due to continued worldwide demand. Due to the spread of subprime worries, we remain underweighted in Financials. Finally, we are emphasizing the Health Care and Information Technology sectors, which we believe are naturally defensive in the current economic environment.

Sincerely,

Kenneth J. Turek

Portfolio Manager

1

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	3.0%
Air Freight & Logistics	1.9
Beverages	0.9
Biotechnology	2.6
Capital Markets	3.4
Chemicals	3.3
Commercial Services & Supplies	6.3
Communications Equipment	1.9
Construction & Engineering	2.3
Distributors	0.7
Diversified Consumer Services	3.1
Diversified Financial Services	1.1
Electrical Equipment	1.1
Electronic Equipment & Instruments	3.6
Energy Equipment & Services	6.4
Food & Staples Retailing	1.9
Food Products	1.1
Health Care Equipment & Supplies	6.3
Health Care Providers & Services	2.2
Health Care Technology	0.5
Hotels, Restaurants & Leisure	2.1
Internet Software & Services	1.5
IT Services	6.9
Life Science Tools & Services	2.3
Machinery	1.9
Oil, Gas & Consumable Fuels	9.9
Pharmaceuticals	1.0
Semiconductors & Semiconductor Equipment	2.8
Software	5.8
Specialty Retail	4.7
Tobacco	0.3
Trading Companies & Distributors	0.7
Transportation	0.6
Wireless Telecommunication Services	5.3
Short-Term Investments	11.8
Liabilities, less cash, receivables and other assets	(11.2)

2

Endnotes

1.  (7.35%), 13.41% and 3.16% were the average total returns for the 1-, 5- and 10-year periods ended June 30, 2008. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Growth Portfolio.

2.  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000® Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2008 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and the expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 6/30/08 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During the Period* 1/1/08–6/30/08
Class I	$1,000.00	$881.90	$4.68
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.89	$5.02

*  Expenses are equal to the annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

4

Schedule of Investments Growth Portfolio

(Unaudited)

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (99.4%)
Aerospace & Defense (3.0%)
140,000	CAE, Inc.	$1,580,600
17,000	Precision Castparts	1,638,290
22,000	Rockwell Collins	1,055,120
		4,274,010
Air Freight & Logistics (1.9%)
33,500	C.H. Robinson Worldwide	1,837,140
19,500	Expeditors International	838,500
		2,675,640
Beverages (0.9%)
16,500	Central European Distribution	1,223,475	*
Biotechnology (2.6%)
31,500	BioMarin Pharmaceutical	912,870	*
25,000	Myriad Genetics	1,138,000	*È
15,750	United Therapeutics	1,539,563	*
		3,590,433
Capital Markets (3.4%)
14,000	Affiliated Managers Group	1,260,840	*
23,500	FCStone Group	656,355	*
42,500	Lazard Ltd.	1,451,375
20,000	Northern Trust	1,371,400
		4,739,970
Chemicals (3.3%)
62,000	Airgas, Inc.	3,620,180
24,500	Ecolab Inc.	1,053,255
		4,673,435
Commercial Services & Supplies (6.3%)
9,000	Clean Harbors	639,540	*
17,000	Copart, Inc.	727,940	*
60,500	Corrections Corporation of America	1,661,935	*
15,500	CoStar Group	688,975	*È
36,000	Covanta Holding	960,840	*
10,500	FTI Consulting	718,830	*
26,000	IHS Inc.	1,809,600	*
30,000	Stericycle, Inc.	1,551,000	*
		8,758,660
Communications Equipment (1.9%)
32,500	Harris Corp.	1,640,925
43,500	Juniper Networks	964,830	*
		2,605,755

NUMBER OF SHARES		MARKET VALUE†
Construction & Engineering (2.3%)
12,000	Fluor Corp.	$2,232,960	*
15,000	Shaw Group	926,850	*
		3,159,810
Distributors (0.7%)
53,500	LKQ Corp.	966,745	*
Diversified Consumer Services (3.1%)
41,500	DeVry, Inc.	2,225,230
10,100	Strayer Education	2,111,607
		4,336,837
Diversified Financial Services (1.1%)
14,100	IntercontinentalExchange Inc.	1,607,400	*
Electrical Equipment (1.1%)
32,500	AMETEK, Inc.	1,534,650
Electronic Equipment & Instruments (3.6%)
44,500	Dolby Laboratories	1,793,350	*
13,500	FLIR Systems	547,695	*È
11,000	Itron, Inc.	1,081,850	*È
43,500	Trimble Navigation	1,552,950	*
		4,975,845
Energy Equipment & Services (6.4%)
12,500	CARBO Ceramics	729,375
8,750	Core Laboratories N.V.	1,245,562	*
48,500	ION Geophysical	846,325	*
33,000	Nabors Industries	1,624,590	*
28,500	National Oilwell Varco	2,528,520	*
24,000	Smith International	1,995,360
		8,969,732
Food & Staples Retailing (1.9%)
48,500	Shoppers Drug Mart	2,658,297	È
Food Products (1.1%)
25,000	Viterra, Inc.	343,238	*
31,500	Viterra, Inc.	432,480	*ñ
7,000	Wimm-Bill-Dann Foods	736,540	*
		1,512,258
Health Care Equipment & Supplies (6.3%)
19,000	C.R. Bard	1,671,050
26,500	Gen-Probe	1,258,220	*
80,000	Hologic, Inc.	1,744,000	*
19,500	IDEXX Laboratories	950,430	*
5,800	Intuitive Surgical	1,562,520	*
55,000	Wright Medical Group	1,562,550	*
		8,748,770

See Notes to Schedule of Investments	5

NUMBER OF SHARES		MARKET VALUE†
Health Care Providers & Services (2.2%)
19,500	Express Scripts	$1,223,040	*È
65,500	VCA Antech	1,819,590	*
		3,042,630
Health Care Technology (0.5%)
16,000	Cerner Corp.	722,880	*È
Hotels, Restaurants & Leisure (2.1%)
39,800	Melco PBL Entertainment ADR	370,936	*
17,500	Orient-Express Hotel	760,200
60,000	WMS Industries	1,786,200	*
		2,917,336
Internet Software & Services (1.5%)
7,000	Equinix Inc.	624,540	*È
23,000	Omniture, Inc.	427,110	*
39,500	VistaPrint Ltd.	1,057,020	*È
		2,108,670
IT Services (6.9%)
26,500	Alliance Data Systems	1,498,575	*
70,000	Cognizant Technology Solutions	2,275,700	*È
53,500	Iron Mountain	1,420,425	*
8,000	MasterCard, Inc. Class A	2,124,160
25,500	Total System Services	566,610
21,500	Visa Inc.	1,748,165	*
		9,633,635
Life Science Tools & Services (2.3%)
13,000	Charles River Laboratories International	830,960	*È
10,500	Illumina, Inc.	914,655	*È
35,000	Pharmaceutical Product Development	1,501,500
		3,247,115
Machinery (1.9%)
14,000	AGCO Corp.	733,740	*
25,000	Danaher Corp.	1,932,500
		2,666,240
Oil, Gas & Consumable Fuels (9.9%)
45,000	Concho Resources	1,678,500	*
24,000	Continental Resources	1,663,680	*
100,000	Denbury Resources	3,650,000	*
46,500	Range Resources	3,047,610
27,500	Southwestern Energy	1,309,275	*
7,500	Ultra Petroleum	736,500	*
25,000	XTO Energy	1,712,750
13,798,315
Pharmaceuticals (1.0%)
45,000	Perrigo Co.	1,429,650

NUMBER OF SHARES		MARKET VALUE†
Semiconductors & Semiconductor Equipment (2.8%)
25,500	Cavium Networks	$535,500	*
29,000	Microchip Technology	885,660	È
43,000	Microsemi Corp.	1,082,740	*
39,000	Varian Semiconductor Equipment	1,357,980	*
		3,861,880
Software (5.8%)
92,000	Activision, Inc.	3,134,440	*
42,000	ANSYS, Inc.	1,979,040	*
22,500	Autodesk, Inc.	760,725	*
8,300	Blackboard Inc.	317,309	*
22,200	Citrix Systems	652,902	*È
19,000	Salesforce.com, Inc.	1,296,370	*È
		8,140,786
Specialty Retail (4.7%)
15,000	Abercrombie & Fitch	940,200
35,500	GameStop Corp. Class A	1,434,200	*
32,000	Guess?, Inc.	1,198,400
38,500	Ross Stores	1,367,520
51,000	Urban Outfitters	1,590,690	*
		6,531,010
Tobacco (0.3%)
7,000	Lorillard, Inc.	484,120	*
Trading Companies & Distributors (0.7%)
23,500	Fastenal Co.	1,014,260	È
Transportation (0.6%)
23,500	J.B. Hunt Transport Services	782,080
Wireless Telecommunication Services (5.3%)
77,500	American Tower	3,274,375	*
36,500	NII Holdings	1,733,385	*
66,500	SBA Communications	2,394,665	*
		7,402,425
	Total Common Stocks (Cost $104,658,542)	138,794,754
Short-Term Investments (11.8%)
1,901,300	Neuberger Berman Prime Money Fund Trust Class	1,901,300	@ØØ
14,600,387	Neuberger Berman Securities Lending Quality Fund, LLC	14,600,387	‡
	Total Short-Term Investments (Cost $16,491,526)	16,501,687
	Total Investments (111.2%) (Cost $121,150,068)	155,296,441	##
	Liabilities, less cash, receivables and other assets [(11.2%)]	(15,611,746)
	Total Net Assets (100.0%)	$139,684,695

See Notes to Schedule of Investments	6

Notes to Schedule of Investments Growth Portfolio (Unaudited)

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") are valued by an independent pricing service. The independent pricing service values equity securities at the latest sale price where that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If market quotations are not readily available, securities are valued by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$155,296,441
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—
Total	$155,296,441

See Notes to Financial Statements	7

Notes to Schedule of Investments Growth Portfolio (Unaudited) (cont'd)

##  At June 30, 2008, the cost of investments for U.S. federal income tax purposes was $121,372,347. Gross unrealized appreciation of investments was $38,796,823 and gross unrealized depreciation of investments was $4,872,729, resulting in net unrealized appreciation of $33,924,094, based on cost for U.S. federal income tax purposes.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At June 30, 2008, these securities amounted to $432,480 or 0.3% of net assets for the Fund.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

ØØ  All or a portion of this security is segregated in connection with obligations for security lending.

See Notes to Financial Statements	8

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

GROWTH PORTFOLIO
June 30, 2008
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$138,794,754
Affiliated issuers	16,501,687
155,296,441
Foreign currency	33,268
Dividends and interest receivable	57,361
Receivable for securities sold	605,214
Receivable for Fund shares sold	7,571
Receivable for securities lending income (Note A)	42,188
Prepaid expenses and other assets	6,225
Total Assets	156,048,268
Liabilities
Payable for collateral on securities loaned (Note A)	14,578,551
Payable for securities purchased	1,571,554
Payable for Fund shares redeemed	47,658
Payable to investment manager—net (Notes A & B)	66,255
Payable to administrator (Note B)	36,171
Payable for securities lending fees (Note A)	17,528
Accrued expenses and other payables	45,856
Total Liabilities	16,363,573
Net Assets at value	$139,684,695
Net Assets consist of:
Paid-in capital	$295,020,934
Undistributed net investment income (loss)	(466,483)
Accumulated net realized gains (losses) on investments	(189,015,870)
Net unrealized appreciation (depreciation) in value of investments	34,146,114
Net Assets at value	$139,684,695
Shares Outstanding ($.001 par value; unlimited shares authorized)	8,208,494
Net Asset Value, offering and redemption price per share	$17.02
†Securities on loan, at market value:
Unaffiliated issuers	$14,189,239
*Cost of Investments:
Unaffiliated issuers	$104,658,542
Affiliated issuers	16,491,526
Total cost of investments	$121,150,068
Total cost of foreign currency	$33,455

See Notes to Financial Statements	9

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

GROWTH PORTFOLIO
For the Six Months Ended June 30, 2008
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$222,777
Interest income—unaffiliated issuers	81
Income from securities loaned-net (Note F)	34,021
Income from investments in affiliated issuers (Note F)	18,918
Foreign taxes withheld	(3,900)
Total income	$271,897
Expenses:
Investment management fees (Notes A & B)	405,612
Administration fees (Note B)	221,243
Audit fees	19,492
Custodian fees (Note B)	47,204
Insurance expense	2,837
Legal fees	18,182
Shareholder reports	9,173
Trustees' fees and expenses	18,147
Miscellaneous	5,565
Total expenses	747,455
Investment management fees waived (Note A)	(471)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(8,604)
Total net expenses	738,380
Net investment income (loss)	$(466,483)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	4,513,059
Sales of investment securities of affiliated issuers	11,674
Foreign currency	1,750
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(24,323,105)
Affiliated investment securities	10,161
Foreign currency	(3,235)
Net gain (loss) on investments	(19,789,696)
Net increase (decrease) in net assets resulting from operations	$(20,256,179)

See Notes to Financial Statements	10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GROWTH PORTFOLIO
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(466,483)	$(1,070,933)
Net realized gain (loss) on investments	4,526,483	37,533,442
Change in net unrealized appreciation (depreciation) of investments	(24,316,179)	(810,193)
Net increase (decrease) in net assets resulting from operations	(20,256,179)	35,652,316
From Fund Share Transactions (Note D):
Proceeds from shares sold	581,944	2,818,408
Payments for shares redeemed	(13,208,429)	(33,603,676)
Net increase (decrease) from Fund share transactions	(12,626,485)	(30,785,268)
Net Increase (Decrease) in Net Assets	(32,882,664)	4,867,048
Net Assets:
Beginning of period	172,567,359	167,700,311
End of period	$139,684,695	$172,567,359
Undistributed net investment income (loss) at end of period	$(466,483)	$—

See Notes to Financial Statements	11

Notes to Financial Statements Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2   Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2008 was $74,142.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The Fund has reviewed the tax positions for the open tax period as of June 30, 2008 and the open tax years as of December 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses and partnership holding adjustments, were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis was as follows:

Undistributed Ordinary Income (Loss)	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$58,316,986	($193,397,046)	($135,080,060)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, capital loss carryforwards, post-October losses and partnership basis adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2007, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring In:
2009	2010
$123,277,249	$70,119,797

  During the year ended December 31, 2007, the Fund utilized capital loss carryforwards of $37,483,817.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7   Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

eSecLending currently serves as exclusive lending agent for the Fund. Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

  Net income from the lending program represents a guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2008, the Fund received net income under the securities lending arrangement of approximately $34,021, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the six months ended June 30, 2008, "Income from securities loaned — net" consisted of approximately $381,241 in income earned on cash collateral and guaranteed amounts (including approximately $339,598 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $347,220.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2008, management fees waived under this Arrangement amounted to $471 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2008, income earned under this Arrangement amounted to $18,918 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund.

  Management has contractually undertaken through December 31, 2011 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2008, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2014 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2008, there was no repayment to Management under this agreement. At June 30, 2008, the Fund had no contingent liability to Management under this agreement.

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. Effective April 1, 2008, this commission recapture program was terminated. For the period ended March 31, 2008, the impact of this arrangement was a reduction of expenses of $8,527.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2008, the impact of this arrangement was a reduction of expenses of $77.

Note C—Securities Transactions:

During the six months ended June 30, 2008, there were purchase and sale transactions (excluding short-term securities) of $47,483,538 and $61,008,553, respectively.

During the six months ended June 30, 2008, brokerage commissions on securities transactions amounted to $116,997, of which Neuberger received $0, Lehman Brothers Inc. received $10,237, and other brokers received $106,760.

Note D—Fund Share Transactions:

  Share activity for the six months ended June 30, 2008 and for the year ended December 31, 2007 was as follows:

	For the Six Months Ended June 30, 2008	For the Year Ended December 31, 2007
Shares Sold	33,820	152,805
Shares Redeemed	(766,411)	(1,875,128)
Total	(732,591)	(1,722,323)

15

Note E—Line of Credit:

At June 30, 2008, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2008. During the six months ended June 30, 2008, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2008	Value June 30, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	—	17,294,912	15,393,612	1,901,300	$1,901,300	$18,918
Neuberger Berman Securities Lending Quality Fund, LLC**	21,865,112	98,929,112	106,193,837	14,600,387	14,600,387	339,598
Total					$16,501,687	$358,516

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

In March 2008, Financial Accounting Standards Board ("FASB") issued FASB No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

16

Financial Highlights

Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2008		2007	2006	2005	2004	2003
	(Unaudited)
Net Asset Value, Beginning of Period	$19.30		$15.73	$13.79	$12.15	$10.42	$7.93
Income From Investment Operations:
Net Investment Income (Loss)‡	(.05)		(.11)	(.05)	(.07)	(.06)	(.05)
Net Gains or Losses on Securities (both realized and unrealized)	(2.23)		3.68	1.99	1.71	1.79	2.54
Total From Investment Operations	(2.28)		3.57	1.94	1.64	1.73	2.49
Net Asset Value, End of Period	$17.02		$19.30	$15.73	$13.79	$12.15	$10.42
Total Return††	-11.81	%**	+22.70%	+14.07%	+13.50%	+16.60%	+31.40%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$139.7		$172.6	$167.7	$196.5	$208.1	$214.9
Ratio of Gross Expenses to Average Net Assets#	1.01	%*	1.00%	1.00%	1.00%	.96%	.94%
Ratio of Net Expenses to Average Net Assets§	1.00	%*	.99%	.99%	.99%	.94%	.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.63	)%*	(.61)%	(.35)%	(.55)%	(.51)%	(.58)%
Portfolio Turnover Rate	32	%**	48%	40%	53%	83%	149%

See Notes to Financial Highlights	17

Notes to Financial Highlights Growth Portfolio (Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2008	2007	2006	2005	2004	2003
1.00%	.99%	.99%	.99%	.94%	.93%

  *  Annualized.

  **  Not annualized.

18

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov. and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

19

Neuberger Berman

Advisers Management Trust

Lehman Brothers High Income Bond Portfolio

S Class Shares

Semi-Annual Report

June 30, 2008

F0323 0808

Lehman Brothers High Income Bond Portfolio Managers' Commentary

For the six months ended June 30, 2008, the Neuberger Berman Advisers Management Trust (AMT) Lehman Brothers High Income Bond Portfolio posted a modestly negative total return but roughly matched its benchmark, the Lehman Brothers High Yield 2% Issuer Cap Index.

Throughout the reporting period, high yield bonds were quite volatile — rallying periodically on the release of good economic data and when investors seemed to believe that the worst might be over for embattled financial institutions and then selling off when it appeared the economy could be headed for recession and when leading financial institutions announced more large write-offs. The Federal Reserve's June decision to shift into neutral in response to increased inflationary pressure further unnerved high yield investors. High yield credit spreads (the difference in yield between comparable maturity high yield bonds and U.S. Treasuries), which had begun the year at 600 basis points (6%), widened to 736 basis points by the end of June, reflecting the weaker fundamental credit outlook.

While credit spreads have widened, we believe that the resultant re-pricing of risk as well as structural improvements in the new issue market are positive for the longer term health of high yield securities. However, even with more reasonably priced and more conservatively structured new issues, we remain quite selective in our new issue activity.

Over the course of the first half of 2008, portfolio positioning was characterized by our defensive positioning in sectors with a higher degree of earnings visibility and cash flow generation (such as utilities) while being underweighted in the more deeply cyclical sectors (such as autos). Anticipating more moderate economic growth, we have been gravitating to less economically sensitive industry groups, which historically enjoy more stable cash flows.

The Portfolio's weighted average maturity and duration (a standard measure of interest rate risk) fluctuated only modestly over the six-month reporting period. This was a function of security selection rather than a response to interest rate trends. Before the beginning of the year, we had increased our exposure to BB rated securities (the highest rated securities in our universe). Improving the credit quality of the Portfolio helped buoy portfolio returns during this difficult period. As of June 30, 2008, the Portfolio's quality distribution remained overweighted to higher quality bonds relative to the benchmark.

We believe that high yield fundamentals are directly linked to the relative health of the economy. Although some economists and market observers opined early in the year that the economy was already in recession, first quarter GDP growth came in at positive 0.9%. We also observe that, with the notable exception of financial companies, second quarter earnings have thus far largely met expectations.

Granted, with high energy and food prices beginning to restrain consumer spending, and declining housing prices combined with a softening labor market eroding consumer confidence, the economy may slip into recession in the coming quarters and earnings growth may flag. However, we have not seen the kind of excess manufacturing inventories and low capacity utilization rates generally associated with the beginning of steep and prolonged downturns. Our conclusion is that if a recession is in the cards, it is likely to be relatively shallow and short-lived.

We currently expect to remain in a defensive stance over the next several quarters, given the aforementioned economic headwinds and the expected increase in high yield default rates. However, we will continue to look for attractive value in what we believe will continue to be a volatile market.

Sincerely,

Ann H. Benjamin and Thomas P. O'Reilly

Portfolio Co-Managers

1

INDUSTRY DIVERSIFICATION

Rating Summary
BBB	6.3%
BB	34.7
B	44.9
CCC	9.7
Not Rated	2.2
Short Term	2.2

2

Endnotes

1  (2.32%) and 2.88% were the average annual total returns for the 1-year and since inception (9/15/04) periods ended June 30, 2008. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Lehman Brothers High Income Bond Portfolio.

2  The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged sub-index of the Lehman Brothers U.S. Corporate High Yield Index (which includes all U.S. dollar-denominated, taxable, fixed rate, non-investment grade debt), capped such that no single issuer accounts for more than 2% of the index weight. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2008 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and the expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 6/30/08 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST HIGH INCOME BOND PORTFOLIO

Actual	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During the Period* 1/1/08 – 6/30/08
Class S	$1,000.00	$989.10	$5.44
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,019.39	$5.52

*  Expenses are equal to the annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

4

Schedule of Investments Lehman Brothers High Income Bond Portfolio

(Unaudited)

PRINCIPAL AMOUNT		MARKET VALUE†
Corporate Debt Securities (97.2%)
Aerospace/Defense (3.4%)
$255,000	L-3 Communications Corp., Guaranteed Senior Unsecured Subordinated Notes, 7.63%, due 6/15/12	$257,550
25,000	L-3 Communications Corp., Guaranteed Notes, Ser. B, 6.38%, due 10/15/15	23,375
		280,925
Airlines (0.4%)
45,158	Continental Airlines, Inc., Pass-Through Certificates, 9.80%, due 4/1/21	33,417
Apparel/Textiles (0.2%)
20,000	Levi Strauss & Co., Senior Unsubordinated Notes, 9.75%, due 1/15/15	20,100
Auto Loans (3.9%)
60,000	Ford Motor Credit Co., Senior Unsecured Notes, 7.38%, due 2/1/11	48,691	ØØ
75,000	Ford Motor Credit Co., Senior Unsecured Notes, 7.25%, due 10/25/11	58,122
125,000	Ford Motor Credit Co., Senior Unsecured Notes, 7.80%, due 6/1/12	96,676
170,000	General Motors Acceptance Corp., Senior Unsecured Notes, 6.88%, due 9/15/11	122,157
		325,646
Automotive (0.9%)
100,000	General Motors Corp., Senior Unsecured Notes, 7.20%, due 1/15/11	77,000
Beverage (1.6%)
125,000	Constellation Brands, Inc., Guaranteed Notes, 8.38%, due 12/15/14	126,563
10,000	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	9,400
		135,963
Building & Construction (0.6%)
45,000	K. Hovnanian Enterprises, Inc., Guaranteed Notes, 11.50%, due 5/1/13	46,688	ñ
Building Materials (0.4%)
20,000	Owens Corning, Inc., Guaranteed Notes, 6.50%, due 12/1/16	18,210
20,000	USG Corp., Senior Unsecured Notes, 6.30%, due 11/15/16	16,100
		34,310
Cash Substitute (0.0%)
4,000	CDX High Yield, Secured Notes, Ser. 9-T1, 8.75%, due 12/29/12	3,695	ñ
Chemicals (2.4%)
15,000	Airgas, Inc., Guaranteed Notes, 7.13%, due 10/1/18	15,112	ñ
65,000	Hexion US Finance Corp., Senior Secured Notes, 9.75%, due 11/15/14	58,825
65,000	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	58,825	ñ
80,000	Momentive Performance Materials, Inc., Guaranteed Notes, 10.13%, due 12/1/14	66,800
		199,562
Electric—Generation (7.3%)
151,000	AES Corp., Senior Secured Notes, 8.75%, due 5/15/13	156,662	ñ
255,000	Dynegy-Roseton Danskamme, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	251,175
60,000	Edison Mission Energy, Senior Unsecured Notes, 7.50%, due 6/15/13	59,550

See Notes to Schedule of Investments	5

PRINCIPAL AMOUNT		MARKET VALUE†
$65,000	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	$58,338
90,000	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16	84,712
		610,437
Electric—Integrated (4.0%)
70,000	Energy Future Holdings Corp., Guaranteed Notes, 10.88%, due 11/1/17	70,700	ñ
265,000	Energy Future Holdings Corp., Guaranteed Notes, 11.25%, due 11/1/17	264,337	ñ
		335,037
Electronics (2.4%)
125,000	Flextronics Int'l, Ltd., Senior Subordinated Notes, 6.25%, due 11/15/14	116,875
90,000	Freescale Semiconductor, Inc., Guaranteed Notes, 9.13%, due 12/15/14	69,975
15,000	Sanmina-Sci Corp., Guaranteed Notes, 6.75%, due 3/1/13	13,462
		200,312
Energy—Exploration & Production (7.8%)
295,000	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 9/15/13	295,000
45,000	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 6/15/14	44,663
60,000	Chesapeake Energy Corp., Guaranteed Notes, 7.00%, due 8/15/14	58,800
90,000	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	88,425
30,000	Forest Oil Corp., Guaranteed Senior Unsecured Notes, 7.75%, due 5/1/14	30,150
50,000	Newfield Exploration Co., Senior Subordinated Notes, 6.63%, due 9/1/14	47,000
45,000	Pioneer Natural Resources Co., Senior Unsecured Notes, 6.65%, due 3/15/17	42,232
40,000	Southwestern Energy Co., Senior Unsecured Notes, 7.50%, due 2/1/18	41,156	ñ
		647,426
Food & Drug Retailers (1.4%)
20,000	Rite Aid Corp., Guaranteed Notes, 8.63%, due 3/1/15	13,250
50,000	Rite Aid Corp., Guaranteed Notes, 10.38%, due 7/15/16	45,279
85,000	Rite Aid Corp., Guaranteed Notes, 9.50%, due 6/15/17	56,100
		114,629
Gaming (6.4%)
25,000	Chukchansi Economic Development Authority, Senior Unsecured Notes, 8.00%, due 11/15/13	21,500	ñ
95,000	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	92,862	ñ
20,000	Fontainebleau Las Vegas Holdings LLC, Second Mortgage, 10.25%, due 6/15/15	13,000	ñ
25,000	Harrah's Operating Co., Inc., Guaranteed Notes, 5.50%, due 7/1/10	22,344
75,000	Harrah's Operating Co., Inc., Guaranteed Notes, 10.75%, due 2/1/16	62,250	ñ
75,000	Isle of Capri Casinos, Inc., Guaranteed Notes, 7.00%, due 3/1/14	52,875
81,000	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	86,873	ñ
65,000	San Pasqual Casino, Notes, 8.00%, due 9/15/13	59,150	ñ
150,000	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.38%, due 6/15/15	121,875	ñ
		532,729
Gas Distribution (8.0%)
75,000	AmeriGas Partners L.P., Senior Notes, 7.13%, due 5/20/16	69,562
65,000	El Paso Energy Corp., Senior Unsecured Notes, 6.75%, due 5/15/09	65,274
70,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12	68,600
53,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	48,363
112,000	Kinder Morgan, Inc., Senior Unsecured Notes, 6.50%, due 9/1/12	109,200
65,000	MarkWest Energy Partners L.P., Senior Notes, 8.75%, due 4/15/18	66,462	ñ
44,000	Regency Energy Partners L.P., Guaranteed Notes, 8.38%, due 12/15/13	44,990
205,000	Sabine Pass L.P., Senior Secured Notes, 7.50%, due 11/30/16	184,500
10,000	Williams Partners L.P., Senior Unsecured Notes, 7.25%, due 2/1/17	10,000
		666,951

See Notes to Schedule of Investments	6

PRINCIPAL AMOUNT		MARKET VALUE†
Health Services (10.6%)
$260,000	HCA, Inc., Senior Secured Notes, 9.63%, due 11/15/16	$267,800
45,000	LVB Acquisition Merger, Inc., Guaranteed Notes, 10.38%, due 10/15/17	47,700	ñ
90,000	LVB Acquisition Merger, Inc., Guaranteed Notes, 11.63%, due 10/15/17	95,400	ñ
66,164	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 9.90%, due 9/15/08	56,570	ñµ
190,000	Select Medical Corp., Guaranteed Notes, 7.63%, due 2/1/15	166,725
40,000	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	34,000
105,000	US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12	104,212
20,000	Ventas Realty L.P., Senior Notes, 6.63%, due 10/15/14	19,200
95,000	Ventas Realty L.P., Guaranteed Notes, 7.13%, due 6/1/15	92,744
		884,351
Hotels (0.1%)
10,000	Host Hotels & Resorts L.P., Senior Secured Notes, 7.13%, due 11/1/13	9,300
Investments & Misc. Financial Services (1.7%)
130,000	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	122,850
20,000	Cardtronics, Inc., Senior Subordinated Notes, Ser. B, 9.25%, due 8/15/13	18,900	ñ
		141,750
Media—Broadcast (2.8%)
165,000	CMP Susquehanna Corp., Guaranteed Notes, 9.88%, due 5/15/14	115,500
125,000	LIN Television Corp., Guaranteed Notes, 6.50%, due 5/15/13	114,375
		229,875
Media—Cable (5.1%)
30,000	CCH I Holdings LLC, Senior Secured Notes, 11.00%, due 10/1/15	22,237
60,000	CCH II Holdings LLC, Guaranteed Notes, 10.25%, due 10/1/13	54,150
15,000	Charter Communications, LLC, Senior Secured Second Lien Notes, 10.88%, due 9/15/14	15,413	ñ
130,000	DirecTV Holdings LLC, Guaranteed Notes, 8.38%, due 3/15/13	133,900
110,000	Mediacom Broadband LLC, Senior Unsecured Notes, 8.50%, due 10/15/15	98,312
100,000	Videotron Ltd., Senior Notes, 9.13%, due 4/15/18	104,500	ñ
		428,512
Media—Services (1.5%)
115,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.38%, due 4/15/14	95,594
40,000	WMG Holdings Corp., Guaranteed Notes, Step-Up, 0.00%/9.50%, due 12/15/14	25,200	^^
		120,794
Metals/Mining Excluding Steel (5.6%)
40,000	Aleris Int'l, Inc., Guaranteed Notes, 9.00%, due 12/15/14	31,850
40,000	Aleris Int'l, Inc., Guaranteed Notes, 10.00%, due 12/15/16	29,300
105,000	Arch Western Finance Corp., Senior Secured Notes, 6.75%, due 7/1/13	102,900
35,000	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.25%, due 4/1/15	36,794
65,000	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.38%, due 4/1/17	68,575
125,000	Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13	121,875
75,000	Peabody Energy Corp., Guaranteed Senior Notes, Ser. B, 6.88%, due 3/15/13	75,187
		466,481
Non-Food & Drug Retailers (0.6%)
65,000	Blockbuster, Inc., Guaranteed Notes, 9.00%, due 9/1/12	53,138

See Notes to Schedule of Investments	7

PRINCIPAL AMOUNT		MARKET VALUE†
Packaging (2.7%)
$45,000	Ball Corp., Guaranteed Unsecured Notes, 6.88%, due 12/15/12	$44,887
45,000	Berry Plastics Corp., Senior Secured Floating Rate Notes, 7.57%, due 7/15/08	43,088	µ
50,000	Crown Americas LLC, Guaranteed Notes, 7.75%, due 11/15/15	50,000
95,000	Graham Packaging Co., Inc., Guaranteed Notes, 9.88%, due 10/15/14	84,075
		222,050
Printing & Publishing (1.6%)
55,000	Dex Media West LLC, Senior Subordinated Notes, Ser. B, 9.88%, due 8/15/13	49,500
30,000	Idearc, Inc., Guaranteed Notes, 8.00%, due 11/15/16	18,863
30,000	R.H. Donnelley Corp., Senior Unsecured Notes, 6.88%, due 1/15/13	17,850
65,000	Reader's Digest Association, Inc., Senior Subordinated Notes, 9.00%, due 2/15/17	47,450	ñ
		133,663
Railroads (0.7%)
55,000	TFM SA de C.V., Senior Unsubordinated Notes, 9.38%, due 5/1/12	57,200
Real Estate Dev. & Mgt. (1.1%)
95,000	American Real Estate Partners L.P., Senior Unsecured Notes, 8.13%, due 6/1/12	91,200
Restaurants (0.5%)
50,000	NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14	43,250
Software/Services (1.8%)
70,000	First Data Corp., Guaranteed Notes, 9.88%, due 9/24/15	60,900	ñ
90,000	Sungard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	90,450
		151,350
Steel Producers/Products (2.5%)
75,000	Metals U.S.A. Holdings Corp., Senior Unsecured Floating Rate Notes, 8.70%, due 7/1/08	69,000	µ
70,000	Steel Dynamics, Inc., Senior Notes, 7.38%, due 11/1/12	70,000	ñ
75,000	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	69,187
		208,187
Support—Services (2.2%)
10,000	Hertz Corp., Guaranteed Notes, 10.50%, due 1/1/16	9,100
105,000	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	96,600	ñØØ
30,000	Lender Processing Services, Inc., Senior Unsecured Notes, 8.13%, due 7/1/16	30,038	ñØ
50,000	United Rentals N.A., Inc., Guaranteed Senior Notes, 6.50%, due 2/15/12	45,000
		180,738
Telecom—Integrated/Services (4.3%)
45,000	Dycom Industries, Inc., Guaranteed Notes, 8.13%, due 10/15/15	43,200
30,000	Nextel Communications, Inc., Guaranteed Notes, Ser. E, 6.88%, due 10/31/13	25,350
160,000	Qwest Corp., Senior Unsecured Notes, 8.88%, due 3/15/12	163,200
65,000	Sprint Capital Corp., Guaranteed Notes, 6.90%, due 5/1/19	57,037
60,000	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	49,950
20,000	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	17,200
		355,937
Theaters & Entertainment (0.5%)
40,000	AMC Entertainment, Inc., Guaranteed Notes, Ser. B, 8.63%, due 8/15/12	41,100

See Notes to Schedule of Investments	8

PRINCIPAL AMOUNT		MARKET VALUE†
Transportation Excluding Air/Rail (0.2%)
$10,000	ERAC USA Finance Co., Guaranteed Notes, 6.38%, due 10/15/17	$8,936	ñ
10,000	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	8,318	ñ
		17,254
	Total Corporate Debt Securities (Cost $8,388,796)	8,100,957
NUMBER OF SHARES
Short-Term Investments (2.3%)
194,510	Neuberger Berman Prime Money Fund Trust Class (Cost $194,510)	194,510	@
	Total Investments (99.5%) (Cost $8,583,306)	8,295,467	##
	Cash, receivables and other assets, less liabilities (0.5%)	41,838
	Total Net Assets (100.0%)	$8,337,305

See Notes to Schedule of Investments	9

Notes to Schedule of Investments Lehman Brothers High

Income Bond Portfolio (Unaudited)

†  Investments in securities by Neuberger Berman Advisers Management Trust Lehman Brothers High Income Bond Portfolio (the "Fund") are valued daily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If market quotations are not readily available, securities are valued by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$194,510
Level 2 – Other Significant Observable Inputs	8,067,540
Level 3 – Significant Unobservable Inputs	33,417
Total	$8,295,467

See Notes to Financial Statements	10

Notes to Schedule of Investments Lehman Brothers High

Income Bond Portfolio (Unaudited) (cont'd)

Following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities
Balance as of 12/31/07	$88,911
Accrued discounts/premiums	—
Realized gain/loss and change in unrealized appreciation/depreciation	(17,966)
Net purchases/sales	(37,528)
Net transfers in and/or out of Level 3	—
Balance, as of 06/30/08	$33,417
Net change in unrealized appreciation/depreciation from investments still held as of 06/30/08	$(9,681)

##  At June 30, 2008, the cost of investments for U.S. federal income tax purposes was $8,633,097. Gross unrealized appreciation of investments was $43,936 and gross unrealized depreciation of investments was $381,566 resulting in net unrealized depreciation of $337,630, based on cost for U.S. federal income tax purposes.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At June 30, 2008, these securities amounted to $1,841,872 or 22.1% of net assets for the Fund.

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

Ø  All or a portion of this security was purchased on a when-issued basis. At June 30, 2008, these securities amounted to $30,038.

ØØ  All or a portion of this security is segregated in connection with obligations for when-issued purchase commitments.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2008.

^^  Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

See Notes to Financial Statements	11

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

LEHMAN BROTHERS HIGH INCOME BOND PORTFOLIO
June 30, 2008
Assets
Investments in securities, at market value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$8,100,957
Affiliated issuers	194,510
8,295,467
Interest receivable	150,371
Receivable for securities sold	21,719
Receivable for Fund shares sold	32,046
Receivable from administrator—net (Note B)	4,045
Prepaid expenses and other assets	101
Total Assets	8,503,749
Liabilities
Payable for securities purchased	145,883
Payable for Fund shares redeemed	8
Payable to investment manager—net (Notes A & B)	3,547
Accrued expenses and other payables	17,006
Total Liabilities	166,444
Net Assets at value	$8,337,305
Net Assets consist of:
Paid-in capital	$8,832,450
Undistributed net investment income (loss)	355,060
Accumulated net realized gains (losses) on investments	(562,366)
Net unrealized appreciation (depreciation) in value of investments	(287,839)
Net Assets at value	$8,337,305
Shares Outstanding ($.001 par value; unlimited shares authorized)	916,628
Net Asset Value, offering and redemption price per share	$9.10
*Cost of Investments:
Unaffiliated issuers	$8,388,796
Affiliated issuers	194,510
Total cost of investments	$8,583,306

See Notes to Financial Statements	12

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

LEHMAN BROTHERS HIGH INCOME BOND PORTFOLIO
For the Six Months Ended June 30, 2008
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$399,223
Income from investments in affiliated issuers (Note F)	6,269
Total income	$405,492
Expenses:
Investment management fees (Notes A & B)	21,975
Administration fees (Note B)	13,735
Distribution fees (Note B)	11,446
Audit fees	10,094
Custodian fees (Note B)	14,221
Insurance expense	95
Legal fees	798
Shareholder reports	8,479
Trustees' fees and expenses	18,147
Miscellaneous	270
Total expenses	99,260
Expenses reimbursed by administrator (Note B)	(48,560)
Investment management fees waived (Note A)	(164)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(104)
Total net expenses	50,432
Net investment income (loss)	$355,060
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(285,591)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(100,486)
Net gain (loss) on investments	(386,077)
Net increase (decrease) in net assets resulting from operations	$(31,017)

See Notes to Financial Statements	13

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	LEHMAN BROTHERS HIGH INCOME BOND PORTFOLIO
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$355,060	$588,641
Net realized gain (loss) on investments	(285,591)	(95,505)
Change in net unrealized appreciation (depreciation) of investments	(100,486)	(293,818)
Net increase (decrease) in net assets resulting from operations	(31,017)	199,318
Distributions to Shareholders From (Note A):
Net Investment Income	—	(588,886)
Tax return of capital	—	(754)
Total distributions to shareholders	—	(589,640)
From Fund Share Transactions (Note D):
Proceeds from shares sold	5,171,774	12,837,074
Proceeds from reinvestment of dividends and distributions	—	589,640
Payments for shares redeemed	(4,582,388)	(10,909,253)
Net increase (decrease) from Fund share transactions	589,386	2,517,461
Net Increase (Decrease) in Net Assets	558,369	2,127,139
Net Assets:
Beginning of period	7,778,936	5,651,797
End of period	$8,337,305	$7,778,936
Undistributed net investment income (loss) at end of period	$355,060	$—

See Notes to Financial Statements	14

Notes to Financial Statements Lehman Brothers High

Income Bond Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Lehman Brothers High Income Bond Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The Fund has reviewed the tax positions for the open tax period as of June 30, 2008 and the open tax years as of December 31, 2007, and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for paydown gains and losses and return of capital distributions were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

Ordinary Income		Tax Return of Capital		Total
2007	2006	2007	2006	2007	2006
$588,886	$299,437	$754	$—	$589,640	$299,437

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$(221,625)	$(242,503)	$(464,128)

The difference between book basis and tax basis distributable earnings is attributable primarily to wash sales and post-October losses.

Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2007, the Fund elected to defer $81,044 of net capital losses arising between November 1, 2007 and December 31, 2007.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined on December 31, 2007, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2013	2014

$17,551	$143,908

  During the year ended December 31, 2007, the Fund utilized capital loss carryforwards of $6,820.

6  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

eSecLending currently serves as exclusive lending agent for the Fund. The Fund is currently not guaranteed any particular level of income from the program.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2008, management fees waived under this Arrangement amounted to $164 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2008, income earned under this Arrangement amounted to $6,269 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.48% of its average daily net assets. Effective May 1, 2007, Lehman Brothers Asset Management LLC ("LBAM") became the sub-adviser for the Fund. LBAM receives a monthly fee paid by Management. The Fund does not pay a fee directly to LBAM for such services. Prior to May 1, 2007, Neuberger served as sub-adviser to the Fund.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that as compensation for administrative and other services provided to the Fund,

Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2011 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.10% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2008, such excess expenses amounted to $48,560. The Fund has agreed to repay Management through December 31, 2014 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2008, there was no repayment to Management under this agreement. At June 30, 2008, contingent liabilities to Management under this agreement were as follows:

Expiring in:
2008	2009	2010	2011	Total
$90,516	$104,871	$92,997	$48,560	$336,944

Management and LBAM are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. LBAM, sub-adviser to the Fund, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of LBAM and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2008, the impact of this arrangement was a reduction of expenses of $104.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities for the six months ended June 30, 2008 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations

$—	$11,909,224	$—	$10,407,961

Note D—Fund Share Transactions:

  Share activity for the six months ended June 30, 2008 and for the year ended December 31, 2007 was as follows:

	For the Six Months Ended June 30, 2008	For the Year Ended December 31, 2007
Shares Sold	566,879	1,283,743
Shares Issued on Reinvestment of Dividends and Distributions	—	64,090
Shares Redeemed	(495,557)	(1,076,363)
Total	71,322	271,470

Note E—Line of Credit:

At June 30, 2008, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2008. During the six months ended June 30, 2008, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2008	Value June 30, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	427,968	7,631,748	7,865,206	194,510	$194,510	$6,269

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

Note G—Recent Accounting Pronouncement:

In March 2008, Financial Accounting Standards Board ("FASB") issued FASB No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Lehman Brothers High Income Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,			Period from September 15, 2004^to December 31,
	2008 (Unaudited)		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.20		$9.85	$9.69	$10.09	$10.00
Income From Investment Operations:
Net Investment Income (Loss)‡	.35		.73	.65	.54	.13
Net Gains or Losses on Securities (both realized and unrealized)	(.45)		(.63)	.07	(.42)	.11
Total From Investment Operations	(.10)		.10	.72	.12	.24
Less Distributions From:
Net Investment Income	—		(.75)	(.56)	(.46)	(.14)
Net Capital Gains	—		—	—	(.06)	(.01)
Tax Return of capital	—		(.00)	—	—	—
Total Distributions	—		(.75)	(.56)	(.52)	(.15)
Net Asset Value, End of Period	$9.10		$9.20	$9.85	$9.69	$10.09
Total Return††	(1.09	)%**	+1.06%	+7.47%	+1.20%	+2.43	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$8.3		$7.8	$5.7	$4.0	$3.1
Ratio of Gross Expenses to Average Net Assets#	1.10	%*	1.11%	1.12%	1.14%	1.13	%*
Ratio of Net Expenses to Average Net Assets§	1.10	%*	1.11%	1.11%	1.11%	1.10	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	7.76	%*	7.30%	6.56%	5.33%	4.39	%*
Portfolio Turnover Rate	121	%**	245%	140%	143%	104	%**

See Notes to Financial Highlights	20

Notes to Financial Highlights Lehman Brothers High

Income Bond Portfolio (Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,			Period from September 15, 2004^to December 31,
2008	2007	2006	2005	2004
2.17%	2.26%	3.43%	3.77%	4.64%

^  The date investment operations commenced.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

22

Neuberger Berman

Advisers Management Trust

International Portfolio

S Class Shares

Semi-Annual Report

June 30, 2008

F0324 0808

International Portfolio Manager's Commentary

International stocks edged U.S. equities in the six-month period ended June 30, 2008, with both the MSCI EAFE Index and the S&P 500 posting declines. The Neuberger Berman Advisers Management Trust (AMT) International Portfolio materially outperformed its MSCI EAFE benchmark. However in an extremely challenging environment in which eight of 10 EAFE sectors retreated, performance was negative on an absolute basis.

With oil and natural gas prices skyrocketing, Energy sector investments favorably impacted portfolio returns. Our holdings significantly outperformed the corresponding benchmark sector component, with seven energy companies (Canadian Natural Resources Ltd., Brazil's Petroleo Brasileiro, Argentina's Tenaris, the U.K.'s Tullow Oil, Australia's Woodside Petroleum, Ireland's Dragon Oil and Belgium's Euronav) finishing on our top-10 contributors list.

Investments in the Industrials, Consumer Staples and Consumer Discretionary sectors significantly outperformed corresponding benchmark sector components. In the Industrials sector, French seamless tubular steel manufacturer Vallourec and German steel and metal distributor Kloeckner & Co. drove returns. Belgium discount retailer Colruyt and Brazil's Natura Cosmeticos buoyed returns in Consumer Staples. In the Consumer Discretionary sector, Japanese pachinko machine manufacturer Sankyo rebounded strongly on successful new product launches and more effective marketing.

Portfolio holdings in the Materials, Financials and Information Technology (IT) sectors lagged the benchmark. In the Materials sector, Germany's Wacker Chemie, a manufacturer of poly silicon and silicon wafers used in the solar panel industry, declined on concerns that governments would further cut the company's solar subsidies. Japan's Toray Industries was hurt by higher materials costs and a cutback in carbon fiber orders by aerospace manufacturers. Germany's Hypo Real Estate Holding, a commercial real estate lender, U.K. bank Lloyds TSB Group, and Belgium bank Fortis pulled down Financials sector returns. We believe Hypo is attractively valued at these levels and that its recent acquisition of DEPFA Bank, which has a public finance focus, will be a growth engine going forward. Lloyds TSB sold off in response to investor concern over the health of the U.K. economy; Fortis declined as the bank was required to sell certain assets from its ABN Amro acquisition in an extremely weak market environment. The poor performance of Japan's Ibiden, a manufacturer of semiconductor packaging and diesel particular filters, dragged down IT returns.

On average, the Portfolio had 18.9% of its assets in non-EAFE countries (10.4% in Canada, 6.4% in Brazil, 1.1% in Korea, and 1.0% in Argentina). Relatively strong gains from holdings in Argentina, Brazil and Canada more than compensated for a decline in Korean investments. French holdings also performed well relative to that market overall. Germany, the U.K. and Japan were significant detractors from performance, with nine of the portfolio's bottom 10 contributors coming from these markets.

At the close of the performance period, the Portfolio was overweighted in Energy, with a focus on companies with strong reserves and proven exploration capabilities. It was also overweighted in the Consumer Discretionary and IT sectors, where we are finding quality niche companies trading at attractive valuations. For the near term, we anticipate maintaining our underweighted position in Financials, as we envision higher delinquencies and slower asset growth across the industry.

Looking ahead, we continue to be cautious on the global economy. While we currently expect economic growth in select markets — particularly resource-driven economies — to remain relatively strong, we feel the effects of inflation and higher oil costs will be felt globally. In our view, a focus on stock selection across markets remains an ideal way to limit the impact of global economic fluctuations and lay the groundwork for future performance. We remain focused on our QUARP — quality at a reasonable price — discipline of investing in high quality, financially strong companies with good organic growth opportunities — an approach that we currently believe can deliver superior returns over the long term.

Sincerely,

Benjamin Segal

Portfolio Manager

1

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	0.4%
Air Freight & Logistics	1.2
Auto Components	2.8
Automobiles	2.1
Banks	0.9
Beverages	2.4
Building Products	0.3
Chemicals	2.2
Commercial Banks	7.8
Commercial Services & Supplies	1.0
Communications Equipment	1.2
Computers & Peripherals	1.4
Computers & Systems	0.2
Construction & Engineering	0.5
Construction Materials	1.0
Diversified Financial Services	0.8
Diversified Telecommunication	1.9
Electrical Equipment	0.4
Electronic Equipment & Instruments	0.6
Energy Equipment & Services	1.4
Food & Staples Retailing	0.6
Food Products	0.8
Health Care Equipment & Supplies	0.7
Hotels, Restaurants & Leisure	0.6
Household Durables	0.0
Industrial Conglomerates	0.3
Insurance	2.8
Life Science Tools & Services	0.3
Machinery	3.0
Media	2.8
Metals & Mining	2.8
Mutual Funds	25.2
Oil, Gas & Consumable Fuels	10.4
Personal Products	0.5
Pharmaceuticals	1.1
Pharmaceuticals & Biotechnology	0.7
Road & Rail	0.6
Semiconductors & Semiconductor Equipment	0.6
Software	1.1
Specialty Retail	0.1
Trading Companies & Distributors	0.1
Wireless Telecommunication Services	2.5
Short Term Investments	19.3
Liabilities, less cash, receivables and other assets	(7.4)

2

Endnotes

1  (13.95%) and 10.41% were the average annual total returns for the 1-year and since inception (4/29/05) periods ended June 30, 2008. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the International Portfolio.

2  The MSCI EAFE Index, also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by certain qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2008 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and the expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 6/30/08 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO

Actual	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During the Period* 1/1/08 – 6/30/08
Class S	$1,000.00	$914.80	$7.09
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.45	$7.47

*  Expenses are equal to the annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

4

Schedule of Investments International Portfolio

(Unaudited)

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (85.9%)
Argentina (0.5%)
50,146	Tenaris SA ADR	$3,735,877
Australia (2.0%)
1,067,732	Paladin Resources	6,519,083	*È
116,973	Woodside Petroleum	7,560,673
		14,079,756
Austria (0.3%)
93,615	Zumtobel AG	2,126,164
Belgium (3.6%)
14,672	Colruyt SA	3,867,543
47,799	Euronav SA	2,313,237
341,410	Fortis	5,423,098
77,560	Fortis VVPR Strip	1,221	*
178,621	InBev NV	12,350,033
264,385	Option NV	1,554,898	*
		25,510,030
Brazil (1.7%)
152,679	Natura Cosmeticos SA	1,571,457
148,442	Petroleo Brasileiro ADR	10,514,147
		12,085,604
Canada (5.1%)
95,155	Addax Petroleum	4,594,912
96,813	Canadian Natural Resources	9,574,015
58,910	Corus Entertainment, Inc., B Shares	1,050,871
479,760	First Calgary Petroleums Ltd.	1,068,015	*
201,018	MacDonald Dettwiler	7,455,625	*
53,191	Stantec, Inc.	1,366,159	*
100,899	Suncor Energy	5,857,822
231,969	Talisman Energy	5,136,668
		36,104,087
Cyprus (0.2%)
210,694	Prosafe Production Public Ltd.	1,220,347	*È
Finland (0.7%)
198,805	Nokia Oyj	4,859,366

NUMBER OF SHARES		MARKET VALUE†
France (4.6%)
39,183	BNP Paribas	$3,527,130
34,299	Euler Hermes SA	2,539,168
10,559	Ipsen SA	539,633
135,021	Ipsos	4,384,938	È
42,030	Pernod Ricard SA	4,288,944	È
75,240	Rexel SA	1,055,008	È
60,660	Teleperformance	2,229,399
59,381	Total SA ADR	5,063,418
25,402	Vallourec SA	8,883,825
		32,511,463
Germany (6.7%)
144,443	C.A.T. Oil AG	2,045,454	*
122,786	Continental AG	12,638,221
114,500	GEA Group AG	4,042,673
44,620	Gerresheimer AG	2,274,228
145,656	Hypo Real Estate Holding AG	4,098,281	È
64,450	Leoni AG	2,757,192
22,165	Pfeiffer Vacuum Technology AG	2,298,500
36,664	Tognum AG	986,960
47,237	Wacker Chemie AG	9,868,222
87,899	Wincor Nixdorf AG	6,112,968
		47,122,699
Greece (0.7%)
60,720	Intralot SA	1,043,151
98,438	Piraeus Bank SA	2,679,115
27,274	Titan Cement	1,083,091
		4,805,357
Hong Kong (0.8%)
614,008	HengAn International Group Co. Ltd.	1,811,780	È
6,593,715	TPV Technology Ltd.	3,440,650
		5,252,430
Ireland (2.3%)
260,703	Allied Irish Banks	4,014,660
212,623	CRH PLC	6,098,976
76,115	DCC PLC	1,890,915
482,756	Dragon Oil PLC	4,385,706	*ñ
		16,390,257
Italy (1.8%)
202,843	Marazzi Group	2,272,840
661,555	Milano Assicurazioni	3,399,073
309,505	UBI Banca	7,231,771
		12,903,684

See Notes to Schedule of Investments	5

NUMBER OF SHARES		MARKET VALUE†
Japan (7.7%)
402	East Japan Railway Co.	$3,274,413
44,300	EXEDY Corp.	1,167,614	È
33,700	Hogy Medical Co.	1,708,656
61,500	IBIDEN Co., Ltd.	2,239,586
93,900	Maruichi Steel Tube	2,938,411	È
88,700	NIFCO Inc.	2,097,627
195,000	Nihon Kohden Corp.	3,379,332
43,777	Nintendo Co., Ltd. ADR	3,057,823
1,149,800	Nissan Motor	9,549,640
69,200	Sankyo Co.	4,508,875
181,100	Shinko Electric Industries Co., Ltd	2,241,051
2,027,000	Sumitomo Metal Industries	8,924,494
103,200	Takeda Pharmaceutical Co., Ltd.	5,248,698
623,500	Toray Industries	3,346,305
17,790	Unicharm Petcare Corp.	531,740
		54,214,265
Korea (0.4%)
117,960	KT Corp. ADR	2,514,907	È
Netherlands (2.7%)
317,677	Aalberts Industries NV	5,958,242
70,709	ASML Holding NV	1,730,695
14,063	Sligro Food Group NV	561,713
244,850	TNT NV	8,333,231
271,734	Wavin NV	2,239,326
		18,823,207
Norway (2.0%)
834,390	DnB NOR ASA	10,600,210
389,635	Prosafe ASA	3,857,576	È
		14,457,786
Spain (2.5%)
398,795	Banco Santander SA	7,275,643
404,340	Telefonica SA ADR	10,700,345
		17,975,988
Sweden (1.0%)
188,625	Nobia AB	911,435
313,900	Swedbank AB, A Shares	6,031,288
		6,942,723
Switzerland (2.0%)
11,630	Advanced Digital Broadcast	339,150	*
117,550	Nestle SA	5,311,642
133,002	Swiss Re	8,816,939
		14,467,731

NUMBER OF SHARES		MARKET VALUE†
United Kingdom (11.4%)
976,759	Amlin PLC	$4,850,777
1,177,484	Barclays PLC	5,501,563
54,825	Chemring Group PLC	2,571,918
828,923	Experian Group Ltd.	6,130,681
135,920	GlaxoSmithKline PLC	3,004,637
285,505	Halma PLC	1,205,841
1,478,094	Informa PLC	12,111,379
115,485	Laird Group PLC	898,266
1,646,270	Lloyds TSB Group PLC	10,100,351
141,985	Northgate PLC	994,534
525,063	Punch Taverns PLC	3,263,210
233,845	Raymarine PLC	600,908
212,751	RPS Group	1,263,838
793,445	Sepura Ltd.	1,374,472	*ñ
481,547	Tullow Oil PLC	9,150,840
6,073,446	Vodafone Group	17,894,374
		80,917,589
United States (25.2%)
2,597,000	iShares MSCI EAFE Index Fund	178,413,900
	Total Common Stocks (Cost $658,938,274)	607,435,217
Preferred Stocks (2.2%)
Brazil (1.4%)
259,805	Companhia Vale do Rio Doce ADR	7,752,581
63,620	Ultrapar Participacoes ADR	2,419,469	È
		10,172,050
Germany (0.8%)
34,765	Porsche AG	5,353,066
	Total Preferred Stocks (Cost $14,964,358)	15,525,116
Short-Term Investments (19.3%)
80,512,463	Neuberger Berman Prime Money Fund Trust Class	80,512,463	@ØØ
55,813,307	Neuberger Berman Securities Lending Quality Fund, LLC	55,813,307	‡
Total Short-Term Investments (Cost $136,277,304)	136,325,770
Total Investments (107.4%) (Cost $810,179,936)	759,286,103	##
Liabilities, less cash, receivables and other assets [(7.4%)]	(52,350,871)
Total Net Assets (100.0%)	$706,935,232

See Notes to Schedule of Investments	6

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL PORTFOLIO (UNAUDITED)

Industry	Market Value†	Percentage of Net Assets
Mutual Funds	$178,413,900	25.2%
Oil, Gas & Consumable Fuels	74,158,005	10.4%
Commercial Banks	55,028,724	7.8%
Machinery	21,183,240	3.0%
Media	19,776,587	2.8%
Auto Components	19,620,850	2.8%
Metals & Mining	19,615,486	2.8%
Insurance	19,605,957	2.8%
Wireless Telecommunication Services	17,894,374	2.5%
Beverages	16,638,977	2.4%
Chemicals	15,312,154	2.2%
Automobiles	14,902,706	2.1%
Diversified Telecommunication	13,215,252	1.9%
Energy Equipment & Services	9,638,907	1.4%
Computers & Peripherals	9,553,618	1.4%
Communications Equipment	8,389,644	1.2%
Air Freight & Logistics	8,333,231	1.2%
Pharmaceuticals	8,053,145	1.1%
Software	7,455,625	1.1%
Commercial Services & Supplies	7,394,519	1.0%
Construction Materials	7,182,067	1.0%
Banks	6,031,288	0.9%
Food Products	5,843,382	0.8%
Diversified Financial Services	5,424,319	0.8%
Pharmaceuticals & Biotechnology	5,248,698	0.7%
Health Care Equipment & Supplies	5,087,988	0.7%
Food & Staples Retailing	4,429,256	0.6%
Electronic Equipment & Instruments	4,343,693	0.6%
Hotels, Restaurants & Leisure	4,306,361	0.6%
Road & Rail	4,268,947	0.6%
Semiconductors & Semiconductor Equipment	3,971,746	0.6%
Construction & Engineering	3,605,485	0.5%
Personal Products	3,383,237	0.5%
Electrical Equipment	3,113,124	0.4%
Aerospace & Defense	2,571,918	0.4%
Life Science Tools & Services	2,274,228	0.3%
Building Products	2,272,840	0.3%
Industrial Conglomerates	1,890,915	0.3%
Computers & Systems	1,220,347	0.2%
Trading Companies & Distributors	1,055,008	0.1%
Specialty Retail	911,435	0.1%
Household Durables	339,150	0.0%
Other Assets—Net	83,974,899	11.9%
	$706,935,232	100.0%

See Notes to Schedule of Investments	7

Notes to Schedule of Investments International Portfolio (Unaudited)

†  Investments in equity securities by Neuberger Berman Advisers Management Trust International Portfolio (the "Fund") are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If market quotations are not readily available, securities are valued by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements	8

Notes to Schedule of Investments International Portfolio (Unaudited) (cont'd)

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$394,005,426
Level 2 – Other Significant Observable Inputs	365,280,677
Level 3 – Significant Unobservable Inputs	—
Total	$759,286,103

##  At June 30, 2008, the cost of investments for U.S. federal income tax purposes was $816,222,468. Gross unrealized appreciation of investments was $27,958,963 and gross unrealized depreciation of investments was $84,895,328, resulting in net unrealized depreciation of $56,936,365, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

ØØ  All or a portion of this security is segregated in connection with obligations for security lending.

ñ  These securities have been deemed by the investment manager to be illiquid. At June 30, 2008, these securities amounted to approximately $5,760,178 or 0.81% of net assets.

See Notes to Financial Statements	9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL PORTFOLIO
June 30, 2008
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$622,960,333
Affiliated issuers	136,325,770
759,286,103
Cash	1,213
Dividends and interest receivable	2,388,382
Receivable for securities sold	89,439,363
Receivable for Fund shares sold	214,204
Receivable for securities lending income (Note A)	275,812
Prepaid expenses and other assets	10,748
Total Assets	851,615,825
Liabilities
Due to custodian	7,296,276
Payable for collateral on securities loaned (Note A)	55,444,632
Payable for securities purchased	80,844,733
Payable for Fund shares redeemed	157,567
Payable to investment manager—net (Notes A & B)	493,640
Payable to administrator—net (Note B)	292,714
Payable for securities lending fees (Note A)	90,749
Accrued expenses and other payables	60,282
Total Liabilities	144,680,593
Net Assets at value	$706,935,232
Net Assets consist of:
Paid-in capital	$773,183,572
Undistributed net investment income (loss)	9,191,768
Accumulated net realized gains (losses) on investments	(24,780,225)
Net unrealized appreciation (depreciation) in value of investments	(50,659,883)
Net Assets at value	$706,935,232
Shares Outstanding ($.001 par value; unlimited shares authorized)	56,788,292
Net Asset Value, offering and redemption price per share	$12.45
†Securities on loan, at market value:
Unaffiliated issuers	$53,139,010
*Cost of Investments:
Unaffiliated issuers	$673,902,632
Affiliated issuers	136,277,304
Total cost of investments	$810,179,936

See Notes to Financial Statements	10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL PORTFOLIO
For the Six Months Ended June 30, 2008
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$17,810,824
Interest income—unaffiliated issuers	10,258
Income from securities loaned—net (Note F)	428,986
Income from investments in affiliated issuers (Note F)	866,848
Foreign taxes withheld	(1,316,229)
Total income	$17,800,687
Expenses:
Investment management fees (Notes A & B)	2,875,334
Administration fees (Note B)	1,043,420
Distribution fees (Note B)	869,516
Audit fees	19,493
Custodian fees (Note B)	210,545
Insurance expense	5,698
Legal fees	45,758
Reimbursement of expenses previously assumed by administrator (Note B)	52,786
Shareholder reports	62,407
Trustees' fees and expenses	18,147
Miscellaneous	12,473
Total expenses	5,215,577
Investment management fees waived (Note A)	(22,704)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(8,703)
Total net expenses	5,184,170
Net investment income (loss)	$12,616,517
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(18,807,491)
Sales of investment securities of affiliated issuers	320,209
Foreign currency	(380,848)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(49,877,346)
Affiliated investment securities	48,466
Foreign currency	258,560
Net gain (loss) on investments	(68,438,450)
Net increase (decrease) in net assets resulting from operations	$(55,821,933)

See Notes to Financial Statements	11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	INTERNATIONAL PORTFOLIO
	Six Months Ended June 30, 2008	Year Ended December 31, 2007
	(Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$12,616,517	$4,187,323
Net realized gain (loss) on investments	(18,868,130)	32,845,155
Change in net unrealized appreciation (depreciation) of investments	(49,570,320)	(34,882,316)
Net increase (decrease) in net assets resulting from operations	(55,821,933)	2,150,162
Distributions to Shareholders From (Note A):
Net Investment Income	—	(10,714,415)
Net realized gain on investments	—	(37,835,250)
Total distributions to shareholders	—	(48,549,665)
From Fund Share Transactions (Note D):
Proceeds from shares sold	138,878,249	358,159,233
Proceeds from reinvestment of dividends and distributions	—	48,549,665
Payments for shares redeemed	(29,818,277)	(45,301,221)
Redemption fees retained	5,569	36,159
Net increase (decrease) from Fund share transactions	109,065,541	361,443,836
Net Increase (Decrease) in Net Assets	53,243,608	315,044,333
Net Assets:
Beginning of period	653,691,624	338,647,291
End of period	$706,935,232	$653,691,624
Undistributed net investment income (loss) at end of period	$9,191,768	$—
Distributions in excess of net investment income at end of period	$—	$(3,424,749)

See Notes to Financial Statements	12

Notes to Financial Statements International Portfolio

(Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: International Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The Fund has reviewed the tax positions for the open tax period as of June 30, 2008 and the open tax years as of December 31, 2007, and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

13

As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, passive foreign investment company gains and losses, and over distribution were reclassified at fiscal year-end. These reclassifications had no effect on the net income, net asset value or net asset value per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2007	2006	2007	2006	2007	2006
$32,827,380	$2,817,562	$15,722,285	$88,997	$48,549,665	$2,906,559

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$(3,324,352)	$(7,102,055)	$(10,426,407)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and passive foreign investment companies.

Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2007, the Fund elected to defer $5,221,793 of net capital losses and $1,880,262 of passive foreign investment companies losses arising between November 1, 2007 and December 31, 2007.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, currently serves as exclusive lending agent for the Fund. The Fund selected Neuberger through a bidding process in accordance with an Exemptive Order issued by the Securities and Exchange Commission.

14

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the lending program represents a guaranteed amount received from Neuberger plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2008, the Fund received net income under the securities lending arrangement of approximately $428,986, which is reflected in the Statement of Operations under the caption "Income from securities loaned—net." For the six months ended June 30, 2008, "Income from securities loaned—net" consisted of approximately $1,214,759 in income earned on cash collateral and guaranteed amounts (including approximately $789,213 of interest income earned from the Quality Fund and $425,546 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $785,773 (including approximately $0 retained by Neuberger).

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Redemption of fund shares: The Fund charges a redemption fee of 1% on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. All redemption fees are paid to and recorded by the Fund as Paid-in capital. For the six months ended June 30, 2008, the Fund received $5,569 in redemption fees.

12  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2008, management fees waived under this Arrangement amounted to $22,704 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2008, income earned under this Arrangement amounted to $866,848 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion.

15

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2011 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 2.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). Moreover, Management has voluntarily committed to reimburse certain expenses, as stated above, for an additional 0.50% per annum of the Fund's average daily net assets to maintain the Fund's Operating Expense at 1.50%. Management may, at its sole discretion, terminate this voluntary reimbursement commitment without notice. For the six months ended June 30, 2008, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2014 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management under the contractual Expense Limitation, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2008, the Fund reimbursed Management $52,786, under its agreement. At June 30, 2008, contingent liabilities to Management under this agreement were as follows:

Expiring in:
2008	Total
$39,061	$39,061

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. Effective April 1, 2008, this commission recapture program was terminated. For the period ended March 31, 2008, the impact of this arrangement was a reduction of expenses of $8,448.

16

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2008, the impact of this arrangement was a reduction of expenses of $255.

Note C—Securities Transactions:

During the six months ended June 30, 2008, there were purchase and sale transactions (excluding short-term securities) of $464,382,782 and $349,535,877, respectively.

During the six months ended June 30, 2008, brokerage commissions on securities transactions amounted to $735,320, of which Neuberger received $0, Lehman Brothers Inc. received $53,218, and other brokers received $682,102.

Note D—Fund Share Transactions:

  Share activity for the six months ended June 30, 2008 and for the year ended December 31, 2007 was as follows:

	For the Six Months Ended June 30, 2008	For the Year Ended December 31, 2007
Shares Sold	11,010,130	23,752,913
Shares Issued on Reinvestment of Dividends and Distributions	—	3,653,649
Shares Redeemed	(2,255,315)	(3,068,124)
Total	8,754,815	24,338,438

Note E—Line of Credit:

At June 30, 2008, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time.

At June 30, 2008, the Fund was one of five holders of a single $100,000,000 uncommitted, secured line of credit with a consortium of banks organized by State Street to be used only for temporary or emergency purposes or for leverage. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $100,000,000 at any particular time.

The Fund had no loans outstanding pursuant to these lines of credit at June 30, 2008. During the six months ended June 30, 2008, the Fund did not utilize these lines of credit.

17

Note F—Investments In Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2008	Value June 30, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	64,225,422	208,441,233	192,154,192	80,512,463	$80,512,463	$866,848
Neuberger Berman Securities Lending Quality Fund, LLC**	22,147,183	303,214,520	269,548,396	55,813,307	55,813,307	789,213
Total					$136,325,770	$1,656,061

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

In March 2008, Financial Accounting Standards Board ("FASB") issued FASB No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

International Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,		Period from April 29, 2005^ to December 31,
	2008		2007	2006	2005
	(Unaudited)
Net Asset Value, Beginning of Period	$13.61		$14.29	$11.68	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.23		.13	.10	.07
Net Gains or Losses on Securities (both realized and unrealized)	(1.39)		.30	2.64	1.67
Total From Investment Operations	(1.16)		.43	2.74	1.74
Less Distributions From:
Net Investment Income	—		(.24)	(.03)	(.01)
Net Capital Gains	—		(.87)	(.10)	(.06)
Total Distributions	—		(1.11)	(.13)	(.07)
Redemption Fees@	.00		.00	.00	.01
Net Asset Value, End of Period	$12.45		$13.61	$14.29	$11.68
Total Return††	(8.52	)%**	+3.21%	+23.45%	+17.50	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$706.9		$653.7	$338.6	$12.6
Ratio of Gross Expenses to Average Net Assets#	1.49	%*	1.51%	1.50%	1.51	%*
Ratio of Net Expenses to Average Net Assets‡	1.49	%*	1.50%	1.50%	1.50	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.63	%*	.85%	.75%	.91	%*
Portfolio Turnover Rate	55	%**	43%	39%	29	%**

See Notes to Financial Highlights	19

Notes to Financial Highlights International Portfolio

(Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,		Period From April 29, 2005^to December 31,
2008	2007	2006	2005
1.50%	1.53%	1.67%	5.84%

After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management. Had the Fund not made such reimbursements or Management not undertaken such actions, the annualized ratio of net expenses to average daily net assets would have been:

Six Months Ended June 30, 2008
1.48%

^  The date investment operations commenced.

@  Calculated based on the average number of shares outstanding during the fiscal period.

*  Annualized.

**  Not annualized.

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

21

Neuberger Berman

Advisers Management Trust

Socially Responsive Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2008

B0738 0808

Socially Responsive Portfolio Managers' Commentary

Although failing to post a positive return in the extraordinarily challenging stock market climate of the six months ended June 30, 2008, the Neuberger Berman Advisers Management Trust (AMT) Socially Responsive Portfolio materially outperformed the S&P 500 Index. Our commitment to research-driven stock selection was reflected in the fact that our holdings outperformed in five of the seven sectors in which we were invested. However with most market sectors finishing underwater — many substantially — it was nearly impossible to make any performance progress.

The Portfolio did generate strongly positive returns and outperformed corresponding benchmark components in the Energy sector. Oil services company Smith International and domestic natural gas producers Newfield Exploration and Cimarex Energy were among our best performers. Our theme in the Energy sector has been to focus on access to reserves and well-positioned natural gas producers. Smith International, a leading drilling fluids, oil service parts and tools distributor, provides exceptional access to global reserves. Newfield and Cimarex have broad and growing domestic reserves and successful exploration and production records. We believe clean-burning natural gas will become the fuel of choice for power generation. Over the long term, this should help support natural gas prices and natural gas producers' profits.

Although the Industrials, Consumer Discretionary and Financials sectors saw declines, portfolio investments held up much better than benchmark sector components. Cable television operator Comcast and E.W. Scripps, which owns cable networks including Home and Garden Television (HGTV) and The Food Network, helped boost relative returns in the Consumer Discretionary sector. Although we didn't have any winners in the Financials sector, our strong bias toward companies with minimal credit risk exposure helped us avoid the big losers in this severely depressed sector.

A steep decline in long-time portfolio holding UnitedHealth Group resulted in poor relative performance in the Health Care sector. Managed care companies in general were under pressure due to increasing price competition, the threat of rising medical cost inflation, and investor concern that a new administration in Washington would result in major changes to government reimbursement policies. UnitedHealth was hit particularly hard because it failed to execute on its business plan, as commercial membership growth and its Medicare Advantage plan (co-branded with AARP) was not nearly as successful as anticipated. We are carefully monitoring UnitedHealth to determine whether it is making any progress in turning things around. However, we still feel that managed care will be an integral part of the solution to America's current health care problems.

Looking ahead, we currently believe consumers suffering from high food and energy prices and declining home values will continue to tighten the purse strings well into 2009. In the quarters ahead, we may also continue to see substantial credit losses at financial companies paying the price for undisciplined lending practices that helped foster the housing bubble. International economies, which have remained relatively healthy as U.S. economic growth has slowed, may be pinched by tighter monetary policies prompted by increased inflationary expectations. Facing these headwinds, we believe U.S. economic growth will remain anemic for longer than currently expected and that global economic growth is likely to slow.

On a positive note, we do not see excess manufacturing inventories and industrial capacity, two of the forces that have historically been associated with serious economic downturns. In addition, absent big losses for financial companies, thus far corporate earnings have held up reasonably well, indicating that end-market demand and earnings prospects remain relatively healthy despite the weak economy.

While our expectations for corporate earnings growth and equity returns are tempered by the aforementioned economic challenges, we note that, based on forward earnings, U.S. equities are now valued at levels last seen following Black Monday in October, 1987. We believe these low valuations provide a foundation for generous equity returns when recent financial market volatility subsides.

Our investment process is focused on identifying high-quality businesses and purchasing their equities when they are attractively valued. In the past, our quality focus and approach to risk management have helped preserve investor capital in times of market volatility while allowing us to participate in the long-term fundamental growth in the businesses of our portfolio companies. While the current economic backdrop presents a number of uncertainties and recent financial market volatility is challenging, we remain positive on the outlook for our portfolio companies and believe they are positioned to take market share and grow ahead of their peers across stock market cycles. Furthermore, as in the past, financial market volatility is creating selected valuation opportunities in the equities of well-managed businesses positioned for positive internal growth.

Sincerely,

Arthur Moretti and Ingrid Dyott

Portfolio Co-Managers

1

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Auto Components	1.7%
Automobiles	1.9
Biotechnology	3.7
Capital Markets	7.6
Commercial Services & Supplies	2.7
Consumer Finance	2.6
Electronic Equipment & Instruments	7.8
Energy Equipment & Services	3.2
Health Care Providers & Services	3.3
Industrial Conglomerates	2.6
Insurance	6.5
IT Services	1.5
Life Science Tools & Services	1.0
Machinery	4.7
Media	11.5
Multi-Utilities	4.6
Oil, Gas & Consumable Fuels	9.5
Pharmaceuticals	1.9
Real Estate Investment Trusts	4.6
Road & Rail	2.7
Semiconductors & Semiconductor Equipment	7.1
Software	2.6
Repurchase Agreements	2.5
Certificates of Deposit	0.1
Cash, receivables and other assets, less liabilities	2.1

2

Endnotes

1.  For Class I, (11.38%), 9.12% and 5.72% were the average annual total returns for the 1-year, 5-year and since inception (02/18/99) periods ended June 30, 2008. For Class S, (11.63%), 9.01% and 5.67% were the average annual total returns for the 1-year, 5-year and since inception (02/18/99) periods ended June 30, 2008. Performance shown prior to May 1, 2006, for the Class S shares is that of the Class I shares, which has lower expenses than Class S shares and correspondingly higher returns. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Socially Responsive Portfolio.

2.  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest directly in many securities not included in the above-described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NMBI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2008. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 6/30/08 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

Actual	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During the Period* 1/1/08 – 6/30/08	Expense Ratio
Class I	$1,000.00	$906.80	$4.22	.89%
Class S	$1,000.00	$905.40	$5.45	1.15%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.44	$4.47	.89%
Class S	$1,000.00	$1,019.14	$5.77	1.15%

*  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

4

Schedule of Investments Socially Responsive Portfolio (Unaudited)

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (95.3%)
Auto Components (1.7%)
228,425	BorgWarner, Inc.	$10,137,502
Automobiles (1.9%)
117,400	Toyota Motor ADR	11,035,600
Biotechnology (3.7%)
277,415	Genzyme Corp.	19,979,428	*
300,300	Medarex, Inc.	1,984,983	*
		21,964,411
Capital Markets (7.6%)
491,780	Bank of New York Mellon	18,604,037
667,389	Charles Schwab	13,708,170
183,875	Merrill Lynch	5,830,676
105,725	State Street	6,765,343
		44,908,226
Commercial Services & Supplies (2.7%)
275,005	Manpower Inc.	16,016,291
Consumer Finance (2.6%)
409,575	American Express	15,428,690
Electronic Equipment & Instruments (7.8%)
419,875	Anixter International	24,978,364	*
755,400	National Instruments	21,430,698
		46,409,062
Energy Equipment & Services (3.2%)
225,700	Smith International	18,764,698
Health Care Providers & Services (3.3%)
753,625	UnitedHealth Group	19,782,656
Industrial Conglomerates (2.6%)
223,575	3M Co.	15,558,584
Insurance (6.5%)
1,053,725	Progressive Corp.	19,725,732
594,215	Willis Group Holdings	18,640,525
		38,366,257
IT Services (1.5%)
521,025	Euronet Worldwide	8,805,323	*

NUMBER OF SHARES		MARKET VALUE†
Life Science Tools & Services (1.0%)
82,905	Millipore Corp.	$5,625,933	*
Machinery (4.7%)
361,405	Danaher Corp.	27,936,607
Media (11.5%)
1,326,612	Comcast Corp. Class A Special	24,887,241
657,725	E.W. Scripps	27,321,896
388,600	Liberty Global Class A	12,213,698	*
84,291	Liberty Global Class C	2,559,075	*
1,950	Washington Post	1,144,455
		68,126,365
Multi-Utilities (4.6%)
1,158,900	National Grid	15,191,256
179,334	National Grid ADR	11,830,664
		27,021,920
Oil, Gas & Consumable Fuels (9.5%)
688,500	BG Group PLC	17,892,480
173,175	BP PLC ADR	12,047,785
96,575	Cimarex Energy	6,728,380
298,500	Newfield Exploration	19,477,125	*
		56,145,770
Pharmaceuticals (1.9%)
44,125	Novo Nordisk A/S ADR	2,912,250
122,800	Novo Nordisk A/S Class B	8,083,981
		10,996,231
Real Estate Investment Trusts (4.6%)
355,275	General Growth Properties	12,445,283
487,400	Weingarten Realty Investors	14,777,968
		27,223,251
Road & Rail (2.7%)
328,015	Canadian National Railway	15,770,961
Semiconductors & Semiconductor Equipment (7.1%)
1,248,950	Altera Corp.	25,853,265
566,600	Texas Instruments	15,955,456
		41,808,721
Software (2.6%)
567,200	Intuit Inc.	15,637,704	*
	Total Common Stocks (Cost $572,323,021)	563,470,763

See Notes to Schedule of Investments	5

PRINCIPAL AMOUNT		MARKET VALUE†
Repurchase Agreements (2.5%)
$14,962,000	Repurchase Agreement with Fixed Income Clearing Corp., 1.95%, due 7/1/08, dated 6/30/08, Maturity Value $14,962,810, Collateralized by $15,435,000, Federal Home Loan Bank, 2.63%, due 6/10/09 (Collateral Value $15,415,706) (Cost $14,962,000)	$14,962,000	#
Certificates of Deposit (0.1%)
100,000	Shorebank Chicago, 2.30%, due 9/16/08	100,000
100,000	Shorebank Pacific, 2.40%, due 8/12/08	100,000
	Total Certificates of Deposit (Cost $200,000)	200,000	#
	Total Investments (97.9%) (Cost $587,485,021)	578,632,763	##
	Cash, receivables and other assets, less liabilities (2.1%)	12,432,144
	Total Net Assets (100.0%)	$591,064,907

See Notes to Schedule of Investments	6

Notes to Schedule of Investments Socially Responsive Portfolio (Unaudited)

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If market quotations are not readily available, securities are valued by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

  •  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements	7

Notes to Schedule of Investments Socially Responsive Portfolio (Unaudited) (cont'd)

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$540,195,526
Level 2 – Other Significant Observable Inputs	38,437,237
Level 3 – Significant Unobservable Inputs	—
Total	$578,632,763

#  At cost, which approximates market value.

##  At June 30, 2008, the cost of investments for U.S. federal income tax purposes was $588,538,953. Gross unrealized appreciation of investments was $44,560,208 and gross unrealized depreciation of investments was $54,466,398, resulting in net unrealized depreciation of $9,906,190, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements	8

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
June 30, 2008
Assets
Investments in securities, at market value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$578,632,763
Foreign currency	64,300
Dividends and interest receivable	1,205,838
Receivable for securities sold	12,008,776
Receivable for Fund shares sold	83,234
Receivable for securites lending income (Note A)	12,418
Prepaid expenses and other assets	10,335
Total Assets	592,017,664
Liabilities
Due to custodian	9,511
Payable for Fund shares redeemed	420,415
Payable to investment manager (Notes A & B)	272,571
Payable to administrator—net (Note B)	176,814
Payable for securities lending fees (Note A)	1,783
Accrued expenses and other payables	71,663
Total Liabilities	952,757
Net Assets at value	$591,064,907
Net Assets consist of:
Paid-in capital	$581,968,948
Undistributed net investment income (loss)	5,157,720
Accumulated net realized gains (losses) on investments	12,780,320
Net unrealized appreciation (depreciation) in value of investments	(8,842,081)
Net Assets at value	$591,064,907
Net Assets
Class I	$511,634,620
Class S	79,430,287
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	31,506,791
Class S	4,911,239
Net Asset Value, offering and redemption price per share
Class I	$16.24
Class S	16.17
*Cost of investments:
Unaffiliated issuers	$587,485,021
Total cost of foreign currency	$64,769

See Notes to Financial Statements	9

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
For the Six Months Ended June 30, 2008
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$4,821,568
Interest income—unaffiliated issuers	203,026
Income from securities loaned—net (Note F)	45,147
Foreign taxes withheld	(119,134)
Total income	$4,950,607
Expenses:
Investment management fees (Notes A & B)	1,599,991
Administration fees (Note B):
Class I	777,385
Class S	126,667
Distribution fees (Note B):
Class S	105,556
Audit fees	19,492
Custodian fees (Note B)	83,639
Insurance expense	5,979
Legal fees	47,750
Reimbursement of expenses previously assumed by administrator (Note B)	5,094
Shareholder reports	13,467
Trustees' fees and expenses	18,147
Miscellaneous	11,440
Total expenses	2,814,607
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(28,970)
Total net expenses	2,785,637
Net investment income (loss)	$2,164,970
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	4,609,125
Sales of investment securities of affiliated issuers	(462,545)
Foreign currency	(6,923)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(65,501,308)
Foreign currency	5,033
Net gain (loss) on investments	(61,356,618)
Net increase (decrease) in net assets resulting from operations	$(59,191,648)

See Notes to Financial Statements	10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SOCIALLY RESPONSIVE PORTFOLIO
	Six Months Ended June 30, 2008	Year Ended December 31, 2007 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,164,970	$3,004,933
Net realized gain (loss) on investments	4,139,657	8,746,817
Change in net unrealized appreciation (depreciation) of investments	(65,496,275)	18,142,679
Net increase (decrease) in net assets resulting from operations	(59,191,648)	29,894,429
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(427,951)
Class S	—	(17,131)
Net realized gain on investments:
Class I	—	(1,609,650)
Class S	—	(302,640)
Total distributions to shareholders	—	(2,357,372)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	59,849,003	296,255,440
Class S	3,820,662	8,865,625
Proceeds from reinvestment of dividends and distributions:
Class I	—	2,037,601
Class S	—	319,771
Payments for shares redeemed:
Class I	(55,405,091)	(24,274,098)
Class S	(6,186,388)	(16,760,067)
Net increase (decrease) from Fund share transactions	2,078,186	266,444,272
Net Increase (Decrease) in Net Assets	(57,113,462)	293,981,329
Net Assets:
Beginning of period	648,178,369	354,197,040
End of period	$591,064,907	$648,178,369
Undistributed net investment income (loss) at end of period	$5,157,720	$2,992,750

See Notes to Financial Statements	11

Notes to Financial Statements Socially Responsive Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Socially Responsive Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Class I and Class S shares. Class S had no operations until May 1, 2006, other than matters relating to its organization and registration of its shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to shareholders. Therefore, no federal income or excise tax provision is required.

In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The Fund has reviewed the tax positions for the open tax period as of June 30, 2008 and the open tax years as of December 31, 2007, and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of

12

distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and partnership holding adjustments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2007	2006	2007	2006	2007	2006
$2,357,372	$201,369	$—	$1,098,578	$2,357,372	$1,299,947

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$4,099,990	$9,945,036	$56,592,863	$(2,350,282)	$68,287,607

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and post-October losses.

Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2007, the Fund elected to defer $2,350,282 net capital losses arising between November 1, 2007 and December 31, 2007.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

13

  eSecLending currently serves as exclusive lending agent for the Fund. Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the lending program represents a guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2008, the Fund received net income under the securities lending arrangement of approximately $45,147, which is reflected in the Statement of Operations under the caption "Income from securities loaned—net." For the six months ended June 30, 2008, "Income from securities loaned—net" consisted of approximately $557,024 in income earned on cash collateral and guaranteed amounts (including approximately $501,138 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $511,877.
10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services

14

provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at an annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation (1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2008
Class I	1.30%	12/31/11	$—
Class S	1.17%	12/31/11	—

(1)  Expense limitation per annum of the respective class' average daily net assets.

Each respective class has agreed to repay Management through December 31, 2014 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2008, the Fund's Class S reimbursed Management $5,094, under its agreement. At June 30, 2008, the Fund's Class I and Class S shares had no contingent liability to Management under this agreement.

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. Effective April 1, 2008 this commission recapture program was terminated. For the period ended March 31, 2008, the impact of this arrangement was a reduction of expenses of $26,519.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2008, the impact of this arrangement was a reduction of expenses of $2,451.

Note C—Securities Transactions:

During the six months ended June 30, 2008, there were purchase and sale transactions (excluding short-term securities) of $127,210,493 and $118,961,414, respectively.

15

  During the six months ended June 30, 2008, brokerage commissions on securities transactions amounted to $238,629, of which Neuberger received $0, Lehman Brothers Inc. received $38,765, and other brokers received $199,864.

Note D—Fund Share Transactions:

  Share activity for the six months ended June 30, 2008 and for the year ended December 31, 2007 was as follows:

For the Six Months Ended June 30, 2008

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	3,540,300	—	(3,181,922)	358,378
Class S	225,588	—	(366,934)	(141,346)

For the Year Ended December 31, 2007

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	16,651,437	111,283	(1,331,641)	15,431,079
Class S	498,048	17,502	(951,011)	(435,461)

Note E—Line of Credit:

At June 30, 2008, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2008. During the six months ended June 30, 2008, the Fund did not utilize this line of credit.

16

Note F—Investments In Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2008	Value June 30, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC*	31,645,361	166,224,738	197,870,099	—	$—	$501,138

*  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

In March 2008, Financial Accounting Standards Board ("FASB") issued FASB No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Socially Responsive Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I

	Six Months Ended June 30,		Year Ended December 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.91		$16.71	$14.91	$13.99	$12.35	$9.19
Income From Investment Operations:
Net Investment Income (Loss)‡	.06		.12	.05	.08	(.00)	(.01)
Net Gains or Losses on Securities (both realized and unrealized)	(1.73)		1.16	1.98	.88	1.64	3.17
Total From Investment Operations	(1.67)		1.28	2.03	.96	1.64	3.16
Less Distributions From:
Net Investment Income	—		(.02)	(.03)	—	—	—
Net Capital Gains	—		(.06)	(.20)	(.04)	—	—
Total Distributions	—		(.08)	(.23)	(.04)	—	—
Net Asset Value, End of Period	$16.24		$17.91	$16.71	$14.91	$13.99	$12.35
Total Return††	(9.32	)%**	+7.61%	+13.70%	+6.86%	+13.28%	+34.39%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$511.6		$557.9	$262.6	$50.5	$21.7	$7.7
Ratio of Gross Expenses to Average Net Assets#	.90	%*	.92%	1.07%	1.30%	1.31%	1.35%
Ratio of Net Expenses to Average Net Assets	.89	%*	.91%	1.06%§	1.29%§	1.29%§	1.34%§
Ratio of Net Investment Income (Loss) to Average Net Assets	.76	%*	.65%	.33%	.53%	(.03)%	(.08)%
Portfolio Turnover Rate	20	%**	26%	56%	24%	21%	45%

See Notes to Financial Highlights	18

Financial Highlights (cont'd)

Class S

	Six Months Ended June 30, 2008 (Unaudited)		Year Ended December 31, 2007	Period from May 1, 2006^ to December 31, 2006
Net Asset Value, Beginning of Period	$17.86		$16.69	$15.59
Income From Investment Operations:
Net Investment Income (Loss)‡	.04		.06	.02
Net Gains or Losses on Securities (both realized and unrealized)	(1.73)		1.17	1.08
Total From Investment Operations	(1.69)		1.23	1.10
Less Distributions From:
Net Investment Income	—		(.00)	—
Net Capital Gains	—		(.06)	—
Total Distributions	—		(.06)	—
Net Asset Value, End of Period	$16.17		$17.86	$16.69
Total Return††	(9.46	)%**	+7.37%	+7.06	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$79.4		$90.2	$91.6
Ratio of Gross Expenses to Average Net Assets#	1.16	%*	1.17%	1.17	%*
Ratio of Net Expenses to Average Net Assets§	1.15	%*	1.16%	1.16	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.48	%*	.37%	.16	%*
Portfolio Turnover Rate	20	%**	26%	56	%Ø

See Notes to Financial Highlights	19

Notes to Financial Highlights Socially Responsive Portfolio (Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2006		2005	2004	2003
Socially Responsive Portfolio Class I	—		1.33%	1.73%	2.30%
Socially Responsive Portfolio Class S	1.18	%(1)	—	—	—

  (1)  Period from May 1, 2006 to December 31, 2006.

After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2008	2007	2006
Socially Responsive Portfolio Class I	—	—	0.97%
Socially Responsive Portfolio Class S	1.14%	1.16%	—

‡  Calculated based on the average number of shares outstanding during each fiscal period.

^  The date investment operations commenced.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for year ended December 31, 2006.

*  Annualized.

**  Not annualized.

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

21

Neuberger Berman

Advisers Management Trust

Lehman Brothers

Short Duration Bond Portfolio

I Class Shares

Semi-Annual Report

June 30, 2008

B0374 0808

Lehman Brothers Short Duration Bond Portfolio Managers' Commentary

While the Neuberger Berman Advisers Management Trust (AMT) Lehman Brothers Short Duration Bond Portfolio significantly outperformed the Merrill Lynch 1-3 Year Treasury Index in the (calendar) second quarter, it underperformed this benchmark for the full six-month reporting period ended June 30, 2008.

The past six months saw the continuation of a highly volatile period for the fixed income markets stemming from the subprime mortgage and credit issues that began last year. Much of the Portfolio's underperformance relative to the benchmark was due to the fact that our benchmark is 100% Treasuries, which continued to benefit from a flight to quality.

The market environment in the first quarter of 2008 was difficult for us and many other investors. Treasuries rallied during a period that saw the near collapse of investment bank Bear Stearns. Investors sought the relative security offered by Treasuries at the expense of the return and income potential of the segments of the fixed income market we typically prefer.

By April, however, market sentiment had improved and volatility had decreased somewhat, as investors returned to the areas of the market that had suffered over the previous few quarters. Renewed interest in spread product, such as mortgage- and asset-backed securities, and corporate debt, was due we believe to increased confidence that the worst of the negative news had already been absorbed by the market, and to frustration over the limited relative earning potential of Treasuries. We were well positioned for this rebound, and the Portfolio performed very well and significantly ahead of the benchmark during the second quarter. Toward the end of June, spread product began to underperform again, however, on renewed concern about difficulties in the financial and real estate sectors, concerns over oil prices and inflation, and relative illiquidity in the fixed income market.

We continue to have confidence in our strategy and the sectors and securities to which it leads us. The Portfolio remains overweighted in spread product versus Treasuries and is highly diversified to limit credit risk. In addition, we continue to maintain a high quality bias, such that portfolio holdings are rated AA+ on average. For any security we own or consider buying, we conduct our own fundamental research, to be sure we are comfortable with both its rating and pricing. Every bond we hold in the Portfolio has an analyst assigned to it, so we know our securities well and believe in the quality of our holdings.

The continuation of market volatility has provided us with several interesting relative value opportunities. We are finding a number of compelling opportunities within sectors that recently underperformed. In corporates, for example, we see opportunity in large, well-capitalized financial services firms that are diversified across product line and geography, preferring these to smaller, more regional, and more specialized banks and finance companies.

On a macroeconomic level, we anticipate a period of continued slow economic growth in the U.S. over the coming months. The Federal Reserve had been quite aggressive in cutting rates in an effort to stimulate the economy, cutting 225 basis points in the first half of the year. At this point, we think that the Fed has finished cutting rates to ease financial conditions and will now begin to ponder the inflation tea leaves. Any further efforts to ease financial market conditions will most likely be effected through policy changes and not rate changes.

We expect continued volatility for the near term. In a market like this, we think our intensive research process and proprietary portfolio management tools should serve us well. Volatility tends to create opportunity, so we will continue to seek out situations that we believe offer attractive relative value in the coming months. In short, this has been a difficult market, but we believe we are making good decisions within it — decisions that we believe will benefit shareholders in the future.

Sincerely,

 Thomas Sontag, Michael Foster and Richard Grau

Portfolio Co-Managers

RATING SUMMARY

AAA/Government/Government Agency	82.4%
AA	8.3
A	3.0
BBB	2.3
Not Rated	1.0
Short Term	3.0

1

Endnotes

1  (0.72%), 1.64% and 3.41% were the average annual total returns for the 1-, 5- and 10-year periods ended June 30, 2008. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Lehman Brothers Short Duration Bond Portfolio.

2  The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all couponbearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

2

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six months ended June 30, 2008 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and the expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 6/30/08 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LEHMAN BROTHERS SHORT DURATION BOND PORTFOLIO

Actual	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During the Period* 1/1/08 – 6/30/08
Class I	$1,000.00	$966.90	$3.47
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,021.33	$3.57

*  Expenses are equal to the annualized expense ratio of .71%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

3

Schedule of Investments Lehman Brothers Short Duration Bond Portfolio

(Unaudited)

PRINCIPAL AMOUNT		MARKET VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (10.9%)
$11,650,000	U.S. Treasury Notes, 2.13%, due 1/31/10	$11,589,933
28,750,000	U.S. Treasury Notes, 4.50%, due 11/15/10	29,929,210	ØØ
20,500,000	U.S. Treasury Notes, 4.75%, due 3/31/11	21,510,588
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $63,916,107)	63,029,731
Mortgage-Backed Securities (53.2%)
Adjustable Alt-A Conforming Balance (1.9%)
13,791,594	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2007-HYB2, Class 2A1, 5.43%, due 7/1/08	10,790,000	µØØ
Adjustable Alt-A Jumbo Balance (2.5%)
13,423,837	Bear Stearns ALT-A Trust, Ser. 2007-1, Class 21A1, 5.72%, due 7/1/08	10,353,659	µ
5,123,308	JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 3A1, 5.85%, due 7/1/08	4,139,708	µ
		14,493,367
Adjustable Alt-A Mixed Balance (9.6%)
8,756,606	Bear Stearns ALT-A Trust, Ser. 2007-2, Class 2A1, 5.60%, due 7/1/08	6,810,752	µ
9,441,798	Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1, 6.47%, due 7/1/08	7,113,577	µ
14,389,627	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2007-HYB1, Class 2A1, 5.66%, due 7/1/08	11,353,173	µ
15,043,468	First Horizon Alternative Mortgage Securities Trust, Ser. 2006-AA3, Class A1, 6.32%, due 7/1/08	11,963,933	µ
9,104,690	First Horizon Alternative Mortgage Securities Trust, Ser. 2006-AA7, Class A1, 6.53%, due 7/1/08	7,336,416	µ
7,335,182	Nomura Asset Acceptance Corp., Ser. 2006-AR2, Class 2A2, 6.56%, due 7/1/08	5,236,631	µ
4,087,448	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.60%, due 7/1/08	3,558,920	µ
2,726,806	Residential Accredit Loans, Inc., Ser. 2006-QA1, Class A21, 5.96%, due 7/1/08	2,140,691	µ
		55,514,093
Adjustable Alt-B Mixed Balance (0.4%)
2,872,516	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 3.98%, due 7/25/08	2,300,863	µ
Adjustable Conforming Balance (1.3%)
4,212,227	Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1, 5.37%, due 7/1/08	3,978,534	µ
3,841,813	IndyMac INDX Mortgage Loan Trust, Ser. 2005-AR23, Class 2A1, 5.52%, due 7/1/08	3,381,872	µ
		7,360,406
Adjustable Jumbo Balance (7.0%)
1,786,729	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.34%, due 7/1/08	1,553,657	µ
4,694,494	Banc of America Funding Corp., Ser. 2006-H, Class 2A3, 6.69%, due 7/1/08	4,616,148	µ
8,465,683	Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A, 6.35%, due 7/1/08	6,326,463	µØØ
6,643,496	Indymac INDX Mortgage Loan Trust, Ser. 2006-AR7, Class 3A1, 6.08%, due 7/1/08	5,411,536	µ
5,385,816	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 4.52%, due 7/1/08	5,268,148	µ
18,000,000	Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR16, Class 4A2, 4.99%, due 10/25/35	17,197,927	ØØ
		40,373,879
Adjustable Mixed Balance (7.3%)
4,057,155	Banc of America Funding Corp., Ser. 2005-H, Class 7A1, 5.64%, due 7/1/08	3,318,377	µ
3,183,813	Banc of America Funding Corp., Ser. 2006-A, Class 3A2, 5.85%, due 7/1/08	2,599,715	µ
3,666,102	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB3, Class 1A1A, 5.46%, due 7/1/08	3,449,277	µ

See Notes to Schedule of Investments	4

PRINCIPAL AMOUNT		MARKET VALUE†
$4,789,486	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB5, Class 2A1, 5.82%, due 7/1/08	$3,752,314	µ
4,293,873	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 4.68%, due 7/1/08	4,194,019	µ
4,494,689	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.45%, due 7/1/08	4,405,909	µ
5,337,214	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.59%, due 7/1/08	5,199,267	µ
1,061,280	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 3.58%, due 7/1/08	989,242	µ
8,899,636	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR3, Class 2A1A, 6.35%, due 7/1/08	7,184,517	µØØ
7,225,000	WaMu Mortgage Pass-Through Certificates, Ser. 2004-AR9, Class A7, 4.13%, due 7/1/08	7,113,680	µ
		42,206,317
Commercial Mortgage-Backed (20.5%)
9,382,076	Banc of America Commercial Mortgage, Inc., Ser. 2006-3, Class A1, 5.68%, due 7/10/44	9,448,791
4,122,936	Banc of America Commercial Mortgage, Inc., Ser. 2005-6, Class A1, 5.00%, due 9/10/47	4,128,309
8,501,710	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2006-PW14, Class A1, 5.04%, due 12/11/38	8,418,042
7,766,247	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A1, 5.10%, due 9/15/40	7,647,758
10,864,618	GE Capital Commercial Mortgage Corp., Ser. 2002-2A, Class A2, 4.97%, due 8/11/36	10,853,081
6,900,000	GE Capital Commercial Mortgage Corp., Ser. 2005-C3, Class A2, 4.85%, due 7/10/45	6,871,751
1,925,528	GMAC Commercial Mortgage Securities, Inc., Ser. 2006-C1, Class A1, 4.97%, due 11/10/45	1,921,705
2,615,491	Greenwich Capital Commercial Funding Corp., Ser. 2002-C1, Class A3, 4.50%, due 1/11/17	2,574,999	ØØ
1,079,921	Greenwich Capital Commercial Funding Corp., Ser. 2005-GG3, Class A1, 3.92%, due 8/10/42	1,077,820
5,314,625	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A1, 6.02%, due 7/1/08	5,365,311	µ
3,484,924	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2004-C2, Class A1, 4.28%, due 5/15/41	3,476,009
13,998,959	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5, Class A1, 5.03%, due 12/15/44	14,021,058
7,266,529	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A1, 5.65%, due 6/15/49	7,264,744
3,762,042	LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A1, 5.48%, due 3/15/32	3,781,504
10,120,427	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A1, 4.28%, due 8/12/48	9,873,697
10,400,000	Morgan Stanley Capital I, Ser. 2005-HQ5, Class A2, 4.81%, due 1/14/42	10,385,482
2,364,813	Morgan Stanley Capital I, Ser. 2005-HQ6, Class A1, 4.65%, due 8/13/42	2,358,318
3,824,162	Morgan Stanley Capital I, Ser. 2006-T21, Class A1, 4.93%, due 10/12/52	3,804,734
4,722,275	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C7, Class A1, 4.24%, due 10/15/35	4,668,196	ñ
		117,941,309
Mortgage-Backed Non-Agency (1.3%)
2,033,177	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	2,032,451	ñ
4,341,816	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	4,384,488	ñ
888,132	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	888,621	ñ
		7,305,560
Fannie Mae (0.4%)
2,209,034	Whole Loan, Ser. 2004-W8, Class PT, 10.40%, due 7/1/08	2,426,349	µØØ
Freddie Mac (1.0%)
11,448	Mortgage Participation Certificates, 10.00%, due 4/1/20	13,058
3,087,915	Pass-Through Certificates, 8.00%, due 11/1/26	3,347,115
2,012,601	Pass-Through Certificates, 8.50%, due 10/1/30	2,225,029
		5,585,202
	Total Mortgage-Backed Securities (Cost $338,866,101)	306,297,345

See Notes to Schedule of Investments	5

PRINCIPAL AMOUNT		MARKET VALUE†
Corporate Debt Securities (15.2%)
Banks (3.3%)
$9,000,000	Bank of America Corp., Subordinated Unsecured Notes, 7.80%, due 2/15/10	$9,393,363	ØØ
6,350,000	Wachovia Corp., Senior Unsecured Notes, 3.63%, due 2/17/09	6,278,042	ØØ
3,500,000	Wells Fargo & Co., Senior Unsecured Notes, 3.13%, due 4/1/09	3,484,187	ØØ
		19,155,592
Diversified Financial Services (9.6%)
3,575,000	Boeing Capital Corp., Senior Unsecured Notes, 4.75%, due 8/25/08	3,588,610	ØØ
4,000,000	Caterpillar Financial Services Corp., Medium-Term Senior Unsecured Notes, Ser. F, 3.83%, due 12/15/08	3,998,052
4,200,000	Citicorp, Medium-Term Subordinated Notes, Ser. F, 6.38%, due 11/15/08	4,230,925	ØØ
3,000,000	Citigroup, Inc., Senior Unsecured Notes, 4.25%, due 7/29/09	2,982,771	ØØ
10,200,000	General Electric Capital Corp., Medium-Term Senior Unsecured Notes, Ser. A, 4.25%, due 9/13/10	10,286,241	ØØ
11,800,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 6.88%, due 1/15/11	12,249,403	ØØ
4,500,000	HSBC Finance Corp., Senior Unsecured Notes, 4.13%, due 12/15/08	4,493,016	ØØ
4,600,000	International Lease Finance Corp., Senior Unsecured Notes, 3.50%, due 4/1/09	4,481,831	ØØ
2,475,000	MBNA Corp., Notes, 4.63%, due 9/15/08	2,480,519
6,500,000	Morgan Stanley, Senior Unsecured Notes, 4.00%, due 1/15/10	6,383,188	ØØ
		55,174,556
Media (2.3%)
2,735,000	British Sky Broadcasting Group PLC, Guaranteed Senior Unsecured Notes, 8.20%, due 7/15/09	2,822,834	ØØ
4,570,000	Comcast Cable Communications, Guaranteed Unsecured Unsubordinated Notes, 6.20%, due 11/15/08	4,586,735	ØØ
2,525,000	News America Holdings, Inc., Guaranteed Notes, 7.38%, due 10/17/08	2,552,043
3,000,000	Time Warner Entertainment LP, Senior Unsecured Notes, 7.25%, due 9/1/08	3,016,323
		12,977,935
	Total Corporate Debt Securities (Cost $87,422,598)	87,308,083
Asset-Backed Securities (17.6%)
5,423,632	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-FM1, Class A2A, 2.52%, due 7/25/08	5,348,061	µ
4,750,000	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 2.61%, due 7/25/08	4,142,717	µ
120,958	ACE Securities Corp. Home Equity Loan Trust, Ser. 2005-HE6, Class A2B, 2.68%, due 7/25/08	120,851	µ
2,000,000	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 2.63%, due 7/25/08	1,826,829	µ
8,000,000	AmeriCredit Automobile Receivables Trust, Ser. 2008-AF, Class A2B, 4.20%, due 7/7/08	7,996,448	µ
1,753,000	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE9, Class 1A2, 2.63%, due 7/25/08	1,455,767	µ
7,000,000	Capital Auto Receivables Asset Trust, Ser. 2008-2, Class A2B, 3.39%, due 7/15/08	7,025,121	µ
4,788,401	Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class A3, 2.66%, due 7/25/08	4,565,082	µ
4,000,000	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 2.74%, due 7/25/08	2,419,650	µ
374,022	Chase Funding Mortgage Loan, Ser. 2003-6, Class 1A3, 3.34%, due 5/25/26	372,897
4,000,000	Chase Issuance Trust, Ser. 2005-A9, Class A9, 2.49%, due 7/15/08	3,979,690	µ
5,000,000	Chase Issuance Trust, Ser. 2008-A7, Class A, 3.12%, due 7/15/08	5,011,507	µ
4,000,000	Citibank Credit Card Master Trust I, Ser. 1997-4, Class A, 2.81%, due 9/10/08	3,992,396	µ
3,729,766	Countrywide Asset-Backed Certificates Trust, Ser. 2006-3, Class 2A2, 2.66%, due 7/25/08	3,563,732	µ
2,084,998	Countrywide Asset-Backed Certificates Trust, Ser. 2006-5, Class 2A2, 2.66%, due 7/25/08	1,982,021	µ
3,731,460	Countrywide Asset-Backed Certificates Trust, Ser. 2006-6, Class 2A2, 2.66%, due 7/25/08	3,567,831	µ
6,500,000	DaimlerChrysler Auto Trust, Ser. 2008-B, Class A2B, 3.38%, due 7/8/08	6,527,150	µ
5,000,000	Discover Card Master Trust, Ser. 2008-A1, Class A1, 3.02%, due 7/15/08	4,991,452	µ
6,843,487	Fieldstone Mortgage Investment Corp., Ser. 2006-2, Class 2A1, 2.57%, due 7/25/08	6,703,708	µØØ
845,218	GSAMP Trust, Mortgage Pass-Through Certificates, Ser. 2006-HE4, Class A2A, 2.55%, due 7/25/08	842,051	µØØ
2,707,700	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 2.57%, due 7/25/08	2,550,218	µ
2,042,761	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 3.13%, due 7/14/08	20,428	ñµ
2,105,170	Merrill Lynch Mortgage Investors Trust, Ser. 2006-MLN1, Class A2A, 2.55%, due 7/25/08	2,045,623	µ
1,521,744	Morgan Stanley Capital I, Inc., Mortgage Pass-Through Certificates, Ser. 2007-HE5, Class A2A, 2.59%, due 7/25/08	1,415,460	µ

See Notes to Schedule of Investments	6

PRINCIPAL AMOUNT		MARKET VALUE†
$1,566,667	Nomura Asset Acceptance Corp., Ser. 2006-S2, Class AIO, 10.00%, Interest Only Security, due 4/25/36	$26,682	ñ
4,136,204	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 2.71%, due 7/25/08	3,742,387	µ
3,556,481	Resmae Mortgage Loan Trust, Ser. 2006-1, Class A2A, 2.58%, due 7/25/08	3,505,731	ñµ
1,475,000	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-WM4, Class A2C, 2.64%, due 7/25/08	757,773	µ
5,175,000	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 2.65%, due 7/25/08	4,684,132	µØØ
6,370,000	Structured Asset Investment Loan Trust, Ser. 2006-3, Class A4, 2.57%, due 7/25/08	6,154,140	µ
	Total Asset-Backed Securities (Cost $106,987,984)	101,337,535
Repurchase Agreements (2.9%)
16,975,000	Repurchase Agreement with Fixed Income Clearing Corp., 1.95%, due 7/1/08, dated 6/30/08, Maturity Value $16,975,919, Collateralized by $17,510,000 Federal Home Loan Bank, 2.63%, due 6/10/09 (Collateral Value $17,488,113) (Cost $16,975,000)	16,975,000	#
	Total Investments (99.8%) (Cost $614,167,790)	574,947,694	##
	Cash, receivables and other assets, less liabilities (0.2%)	1,043,683
	Total Net Assets (100.0%)	$575,991,377

See Notes to Schedule of Investments	7

Notes to Schedule of Investments Lehman Brothers Short Duration Bond Portfolio (Unaudited)

†  Investments in securities by Neuberger Berman Advisers Management Trust Lehman Brothers Short Duration Bond Portfolio (the "Fund") are valued daily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If market quotations are not available, securities are valued by methods the Board of Trustees of Neuberger Berman Advisers Management Trust has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

  •  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

Valuation Inputs	Investments in Securities		Other Financial Instruments*
Level 1 – Quoted Prices	$		$8,907
Level 2 – Other Significant Observable Inputs		574,900,584	—
Level 3 – Significant Unobservable Inputs		47,110	—
Total		$574,947,694	$8,907

See Notes to Financial Statements	8

Notes to Schedule of Investments Lehman Brothers Short Duration Bond Portfolio (Unaudited) (cont'd)

Following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities
Balance as of 12/31/07	$8,949,191
Accrued discounts/premiums	—
Realized gain/loss and change in unrealized appreciation/depreciation	(476,320)
Net purchases/sales	(778,003)
Net transfers in and/or out of Level 3	(7,647,758)
Balance, as of 06/30/08	$47,110
Net change in unrealized appreciation/depreciation from investments still held as of 06/30/08	$(476,320)

  *Other financial instruments include futures.

#  At cost, which approximates market value.

##  At June 30, 2008, the cost of investments for U.S. federal income tax purposes was $615,300,181. Gross unrealized appreciation of investments was $1,216,821 and gross unrealized depreciation of investments was $41,569,308, resulting in net unrealized depreciation of $40,352,487 based on cost for U.S. federal income tax purposes.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At June 30, 2008, these securities amounted to $15,526,597 or 2.70% of net assets for the Fund.

ØØ  All or a portion of this security is segregated in connection with obligations for financial futures contracts.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2008.

See Notes to Financial Statements	9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

LEHMAN BROTHERS SHORT DURATION BOND PORTFOLIO
June 30, 2008
Assets
Investments in securities, at market value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$574,947,694
Cash	11,381
Interest receivable	3,690,522
Receivable for Fund shares sold	16,930
Receivable for variation margin (Note A)	61,641
Receivable for securities lending income (Note A)	5,075
Prepaid expenses and other assets	10,507
Total Assets	578,743,750
Liabilities
Payable for Fund shares redeemed	2,343,688
Payable to investment manager (Note B)	125,064
Payable to administrator (Note B)	204,121
Payable for securities lending fees (Note A)	381
Accrued expenses and other payables	79,119
Total Liabilities	2,752,373
Net Assets at value	$575,991,377
Net Assets consist of:
Paid-in capital	$593,980,278
Undistributed net investment income (loss)	37,514,375
Accumulated net realized gains (losses) on investments	(16,292,087)
Net unrealized appreciation (depreciation) in value of investments	(39,211,189)
Net Assets at value	$575,991,377
Shares Outstanding ($.001 par value; unlimited shares authorized)	45,816,018
Net Asset Value, offering and redemption price per share	$12.57
*Cost of Investments:
Unaffiliated issuers	$614,167,790

See Notes to Financial Statements	10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

LEHMAN BROTHERS SHORT DURATION BOND PORTFOLIO
For the Six Months Ended June 30, 2008
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$15,310,551
Income from securities loaned—net (Note A)	27,232
Total income	$15,337,783
Expenses:
Investment management fees (Note B)	762,566
Administration fees (Note B)	1,245,168
Audit fees	19,493
Custodian fees (Note B)	81,488
Insurance expense	7,066
Legal fees	50,662
Shareholder reports	14,606
Trustees' fees and expenses	18,147
Miscellaneous	9,599
Total expenses	2,208,795
Expenses reduced by custodian fee expense offset arrangement (Note B)	(3,041)
Total net expenses	2,205,754
Net investment income (loss)	$13,132,029
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	756,171
Financial futures contracts	1,822,652
Foreign currency	(290)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(36,505,205)
Financial futures contracts	(22,500)
Foreign currency	206
Net gain (loss) on investments	(33,948,966)
Net increase (decrease) in net assets resulting from operations	$(20,816,937)

See Notes to Financial Statements	11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	LEHMAN BROTHERS SHORT DURATION BOND PORTFOLIO
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$13,132,029	$23,226,638
Net realized gain (loss) on investments	2,578,533	1,787,905
Change in net unrealized appreciation (depreciation) of investments	(36,527,499)	(1,190,494)
Net increase (decrease) in net assets resulting from operations	(20,816,937)	23,824,049
Distributions to Shareholders From (Note A):
Net Investment Income	—	(15,865,930)
From Fund Share Transactions (Note D):
Proceeds from shares sold	79,479,615	245,375,568
Proceeds from reinvestment of dividends and distributions	—	15,865,930
Payments for shares redeemed	(105,662,374)	(64,896,462)
Net increase (decrease) from Fund share transactions	(26,182,759)	196,345,036
Net Increase (Decrease) in Net Assets	(46,999,696)	204,303,155
Net Assets:
Beginning of period	622,991,073	418,687,918
End of period	$575,991,377	$622,991,073
Undistributed net investment income (loss) at end of period	$37,514,375	$24,382,346

See Notes to Financial Statements	12

Notes to Financial Statements Lehman Brothers Short Duration Bond Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Lehman Brothers Short Duration Bond Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2008 was $79,190.

5  Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until the contractual settlement date. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6  Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial

13

margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

During the six months ended June 30, 2008, the Fund entered into financial futures contracts. At June 30, 2008, open positions in financial futures contracts were:

Expiration	Open Contracts	Position	Unrealized Appreciation
September 2008	655 U.S. Treasury Notes, 2 Year	Long	$8,907

At June 30, 2008, the Fund had deposited $1,713,000 in Fannie Mae Whole Loan, 10.40%, due 7/1/08, to cover margin requirements on open financial futures contracts.

7  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The Fund has reviewed the tax positions for the open tax period as of June 30, 2008 and the open tax years as of December 31, 2007, and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, amortization of bond premium, and expired capital loss carryover were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

14

  The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

Ordinary Income		Total
2007	2006	2007	2006
$15,865,930	$11,876,508	$15,865,930	$11,876,508

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$24,382,346	$(3,489,398)	$(18,064,912)	$2,828,036

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, amortization of bond premium, and mark to market on certain futures contracts.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2007, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in
2008	2012	2013	2014	2015
$6,386,624	$2,710,070	$4,632,986	$3,820,726	$514,506

8  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

9  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

10  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

11  Security Lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, currently serves as exclusive lending agent for the Fund. The Fund selected Neuberger through a bidding process in accordance with an Exemptive Order issued by the Securities and Exchange Commission.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC ("LBAM"), an affiliate of Management.

15

  Net income from the lending program represents a guaranteed amount received from Neuberger plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2008, the Fund received net income under the securities lending arrangement of approximately $27,232, which is reflected in the Statement of Operations under the caption "Income from securities loaned—net." For the six months ended June 30, 2008, "Income from securities loaned—net" consisted of approximately $29,440 in income earned on cash collateral and guaranteed amounts (including approximately $0 of interest income earned from the Quality Fund and $29,440 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $2,208 (including approximately $0 retained by Neuberger).

12  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Effective May 1, 2007, LBAM became the sub-adviser for the Fund. LBAM receives a monthly fee paid by Management. The Fund does not pay a fee directly to LBAM for such services. Prior to May 1, 2007, Neuberger served as sub-adviser to the Fund.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

16

  The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2011 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2008, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2014 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2008, there was no repayment to Management under this agreement. At June 30, 2008, the Fund had no contingent liability to Management under this agreement.

Management and LBAM, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. LBAM, sub-adviser to the Fund, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of LBAM and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2008, the impact of this arrangement was a reduction of expenses of $3,041.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts and foreign currency contracts) for the six months ended June 30, 2008 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$120,625,547	$102,818,234	$95,602,509	$107,994,467

Note D—Fund Share Transactions:

  Share activity for the six months ended June 30, 2008 and for the year ended December 31, 2007 was as follows:

	For the Six Months Ended June 30, 2008	For the Year Ended December 31, 2007
Shares Sold	6,251,039	18,872,474
Shares Issued on Reinvestment of Dividends and Distributions	—	1,230,871

Shares Redeemed	(8,361,355)	(4,989,548)
Total	(2,110,316)	15,113,797

Note E—Line of Credit:

At June 30, 2008, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed

17

to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2008. During the six months ended June 30, 2008, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In March 2008, Financial Accounting Standards Board ("FASB") issued FASB No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Lehman Brothers Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.00		$12.76	$12.64	$12.82	$13.20	$13.50
Income From Investment Operations:
Net Investment Income (Loss)‡	.27		.59	.51	.35	.30	.37
Net Gains or Losses on Securities (both realized and unrealized)	(.70)		.02	.02	(.17)	(.20)	(.05)
Total From Investment Operations	(.43)		.61	.53	.18	.10	.32
Less Distributions From:
Net Investment Income	—		(.37)	(.41)	(.36)	(.48)	(.62)
Net Asset Value, End of Period	$12.57		$13.00	$12.76	$12.64	$12.82	$13.20
Total Return††	(3.31	)%**	+4.77%	+4.20%	+1.44%	+.78%	+2.42%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$576.0		$623.0	$418.7	$341.3	$323.4	$306.4
Ratio of Gross Expenses to Average Net Assets#	.71	%*	.73%	.75%	.75%	.73%	.74%
Ratio of Net Expenses to Average Net Assets	.71	%*	.73%	.75%§	.75%	.73%	.74%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.22	%*	4.51%	3.97%	2.77%	2.28%	2.73%
Portfolio Turnover Rate	35	%**	69%	86%	133%	132%	84%

See Notes to Financial Highlights	19

Notes to Financial Highlights Lehman Brothers Short Duration Bond Portfolio (Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2006 Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Had the Fund not utilized the Line of Credit, the annualized expense ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2006
.75%

*  Annualized.

**  Not annualized.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Trust's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Neuberger Berman

Advisers Management Trust

Balanced Portfolio

I Class Shares

Semi-Annual Report

June 30, 2008

B0731 0808

Balanced Portfolio Managers' Commentary

In a volatile market environment, the Neuberger Berman Advisers Management Trust (AMT) Balanced Portfolio posted a negative return, as both its equity and fixed income components trailed the Russell Midcap Growth Index and Merrill Lynch 1-3 Year Treasury Index, respectively.

Equities

The first two quarters of 2008 were markedly different from one another, with rapid sector rotation that caused growth and value to have large performance swings between the quarters. During the first, growth stocks underperformed value as the Federal Reserve eased interest rates aggressively. Large-cap shares led smaller issues while mid-caps faded after a strong 2007. However, growth then outperformed for the calendar quarter — leaving growth ahead for the first half of the year. Mid-cap stocks also came back strongly relative to smaller and larger counterparts, finishing in first place for the six months overall.

The worst performing sectors year-to-date were Consumer Discretionary and Financials as investors focused on the credit issues, slowing housing market, and consumer and economy weakness. The best performing sector was Energy, which accounted for the bulk of returns across equity indices.

Historically, the Portfolio's equity component has tended to outperform in more typical markets, when investors reward companies with strong fundamentals and favorable earnings characteristics. In addition, our approach includes a willingness to pay a premium for high-quality growth. In this apprehensive market — particularly in the first quarter — investors avoided stocks with the highest growth rates and higher price/earnings ratios, hampering Portfolio results.

The Portfolio's best-performing equity sectors for the six-month period were Energy and Materials, which benefited from strong commodities markets. The Information Technology sector included other top-performing holdings which provide transaction process and related credit services. The Telecommunications sector was also an area of strength for the Portfolio as wireless companies rebounded from a tough 2007.

On the minus side, security selection in Industrials was a drag on results.

With this sector, aviation-related stocks that excelled in 2007 were hampered as oil and gas prices eroded earnings growth potential. We continue to consolidate this area of the Portfolio. Although they did not have direct subprime exposure, some Financials holdings underperformed. Within Consumer Discretionary, gaming holdings were a drag on results despite their historical resilience in economic downturns. Health Care holdings were also weak as names had seemed insulated from subprime and housing concerns missing earnings targets. The Health Care sector has been improving more recently, however, and we expect better performance from this defensive sector going forward.

Despite the difficult market, we currently believe in the quality of the companies we hold. As such, portfolio turnover has been low. Looking forward, we think that effective stock selection will be critical. In our view, companies that have exhibited earnings quality, which is what we seek to identify in our process, should be rewarded as fundamentals return to the forefront.

Fixed Income

The past six months saw the continuation of a highly volatile period for the fixed income markets stemming from the subprime mortgage and credit issues that began last year. Much of the fixed income portfolio component's underperformance relative to the Merrill index was due to the latter's being 100% Treasuries, which continued to benefit from a flight to quality.

The market environment in the first quarter of 2008 was difficult for us and many other investors. Treasuries rallied during a period that saw the near collapse of investment bank Bear Stearns. Investors sought the relative security offered by Treasuries at the expense of the return and income potential of the segments of the fixed income market we typically prefer.

By April, however, market sentiment had improved and volatility had decreased somewhat, as investors returned to the areas of the market that had suffered over the previous few quarters. Renewed interest in spread product, such as mortgage- and asset-backed securities, and corporate debt, was due we believe to increased confidence that the worst of the negative news had already been absorbed by the market, and to frustration over the limited relative earning potential of Treasuries. We were well positioned for this rebound, and the Portfolio's fixed income investments performed very well and significantly ahead of the index during the second quarter. Toward the end of June, spread product began to underperform again, however, on renewed concern about difficulties in the financial and real estate sectors, concerns over oil prices and inflation, and relative illiquidity in the fixed income market.

We continue to have confidence in our strategy and the sectors and securities to which it leads us. The Portfolio's fixed income component remains overweighted in spread product versus Treasuries and is highly diversified to limit credit risk. In addition, we continue to maintain a high quality bias, such that holdings are rated AA+ on average. For any security we own or consider buying, we conduct our own fundamental research, to be sure we are comfortable with both its rating and pricing. Every bond we hold has an analyst assigned to it, so we know our securities well and believe in the quality of our holdings.

The continuation of market volatility has provided us with several interesting relative value opportunities. We are finding a number of these within sectors that recently underperformed. In corporates, for example, we see opportunity in large, well-capitalized financial services firms that are diversified across product line and geography, preferring these to smaller, more regional, and more specialized banks and finance companies.

On a macroeconomic level, we anticipate a period of continued slow economic growth in the U.S. over the coming months. The Federal Reserve had been quite aggressive in cutting rates in an effort to stimulate the economy, cutting 225 basis points in the first half of the year. At this point, we think the Fed has finished cutting rates to ease financial conditions and will now begin to ponder the inflation tea leaves. Any further efforts to ease financial market conditions will most likely be effected through policy changes and not rate changes.

We currently expect continued volatility for the near term. In a market like this, we think our intensive research process and proprietary portfolio management tools should serve us well. Volatility tends to create opportunity, so we will continue to seek out situations that we believe offer attractive relative value in the coming months. In short, this has been a difficult market, but we believe we are making good decisions within it — decisions that we expect will benefit shareholders in the future.

Sincerely,

Kenneth J. Turek, Thomas Sontag,

Michael Foster and Richard Grau

Portfolio Co-Managers

1

ASSET DIVERSIFICATION

(% by Asset Class)
Asset Backed	3.7%
Corporate Debt	6.2
Common Stock	61.8
Mortgage-Backed Securities	19.0
U.S. Government Agency Securities	5.9
Short-Term Investments	1.9
Repurchase Agreements	2.0
Liabilities, less cash, receivables and other assets	(0.5)

2

Endnotes

1  (4.87%), 8.45% and 4.16% were the average annual total returns for the 1-, 5- and 10-year periods ended June 30, 2008. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Balanced Portfolio.

2  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000® Index (which, in turn, consists of the 1,000 largest U.S. companies, based on the market capitalization). The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by certain qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2008 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and the expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 6/30/08 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST BALANCED PORTFOLIO

Actual	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During the Period* 1/1/08 – 6/30/08
Class I	$1,000.00	$912.10	$5.51
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.10	$5.82

*  Expenses are equal to the annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

4

Schedule of Investments Balanced Portfolio

(Unaudited)

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (61.8%)
Aerospace & Defense (2.0%)
42,000	CAE, Inc.	$474,180
5,500	Precision Castparts	530,035
7,000	Rockwell Collins	335,720
		1,339,935
Air Freight & Logistics (1.2%)
9,500	C.H. Robinson Worldwide	520,980
7,500	Expeditors International	322,500
		843,480
Beverages (0.5%)
5,000	Central European Distribution	370,750	*
Biotechnology (1.6%)
9,750	BioMarin Pharmaceutical	282,555	*
8,000	Myriad Genetics	364,160	*
4,750	United Therapeutics	464,313	*
		1,111,028
Capital Markets (2.1%)
4,200	Affiliated Managers Group	378,252	*
7,000	FCStone Group	195,510	*
13,000	Lazard Ltd.	443,950
6,000	Northern Trust	411,420
		1,429,132
Chemicals (2.0%)
14,500	Airgas, Inc.	846,655
11,500	Ecolab Inc.	494,385
		1,341,040
Commercial Services & Supplies (3.2%)
3,000	Clean Harbors	213,180	*
5,200	Copart, Inc.	222,664	*
18,500	Corrections Corporation of America	508,195	*
5,000	CoStar Group	222,250	*
11,000	Covanta Holding	293,590	*
3,200	FTI Consulting	219,072	*
10,000	Stericycle, Inc.	517,000	*
		2,195,951
Communications Equipment (1.1%)
10,000	Harris Corp.	504,900
12,500	Juniper Networks	277,250	*
		782,150

NUMBER OF SHARES		MARKET VALUE†
Construction & Engineering (1.5%)
4,000	Fluor Corp.	$744,320
4,750	Shaw Group	293,503	*
		1,037,823
Distributor (0.4%)
16,500	LKQ Corp.	298,155	*
Diversified Consumer Services (2.0%)
12,650	DeVry, Inc.	678,293
3,250	Strayer Education	679,478
		1,357,771
Diversified Financial Services (0.7%)
4,250	IntercontinentalExchange Inc.	484,500	*
Electrical Equipment (0.7%)
10,000	AMETEK, Inc.	472,200
Electronic Equipment & Instruments (2.2%)
13,500	Dolby Laboratories	544,050	*
4,000	FLIR Systems	162,280	*
3,500	Itron, Inc.	344,225	*
13,500	Trimble Navigation	481,950	*
		1,532,505
Energy Equipment & Services (4.8%)
4,000	CARBO Ceramics	233,400
2,650	Core Laboratories N.V.	377,227	*
8,000	IHS Inc.	556,800	*
14,000	ION Geophysical	244,300	*
10,000	Nabors Industries	492,300	*
8,500	National Oilwell Varco	754,120	*
7,500	Smith International	623,550
		3,281,697
Food & Staples Retailing (1.1%)
14,000	Shoppers Drug Mart	767,343
Food Products (0.7%)
7,500	Viterra, Inc.	102,971	*
10,000	Viterra, Inc.	137,296	*ñ
2,300	Wimm-Bill-Dann Foods	242,006	*
		482,273
Health Care Equipment & Supplies (4.0%)
5,500	C.R. Bard	483,725
7,500	Gen-Probe	356,100	*
24,500	Hologic, Inc.	534,100	*
6,000	IDEXX Laboratories	292,440	*
2,300	Intuitive Surgical	619,620	*
16,500	Wright Medical Group	468,765	*
		2,754,750

See Notes to Schedule of Investments	5

NUMBER OF SHARES		MARKET VALUE†
Health Care Providers & Services (1.2%)
6,500	Express Scripts	$407,680	*
15,500	VCA Antech	430,590	*
		838,270
Health Care Technology (0.3%)
5,000	Cerner Corp.	225,900	*
Hotels, Restaurants & Leisure (2.2%)
12,300	Melco PBL Entertainment ADR	114,636	*
5,500	Orient-Express Hotel	238,920
8,500	Scientific Games Class A	251,770	*
30,000	WMS Industries	893,100	*
		1,498,426
Internet Software & Services (0.9%)
2,000	Equinix Inc.	178,440	*
7,000	Omniture, Inc.	129,990	*
12,000	VistaPrint Ltd.	321,120	*
		629,550
IT Services (4.2%)
8,250	Alliance Data Systems	466,537	*
20,500	Cognizant Technology Solutions	666,455	*
15,000	Iron Mountain	398,250	*
2,500	MasterCard, Inc. Class A	663,800
7,500	Total System Services	166,650
6,500	Visa Inc.	528,515	*
		2,890,207
Life Science Tools & Services (1.4%)
4,000	Charles River Laboratories International	255,680	*
3,250	Illumina, Inc.	283,108	*
10,500	Pharmaceutical Product Development	450,450
		989,238
Machinery (1.1%)
4,500	AGCO Corp.	235,845	*
7,000	Danaher Corp.	541,100
		776,945
Oil, Gas & Consumable Fuels (6.1%)
14,000	Concho Resources	522,200	*
7,500	Continental Resources	519,900	*
30,000	Denbury Resources	1,095,000	*
14,250	Range Resources	933,945
8,000	Southwestern Energy	380,880	*
2,500	Ultra Petroleum	245,500	*
7,500	XTO Energy	513,825
		4,211,250

NUMBER OF SHARES		MARKET VALUE†
Pharmaceuticals (0.7%)
14,000	Perrigo Co.	$444,780
Road & Rail (0.4%)
7,500	J.B. Hunt Transport Services	249,600
Semiconductors & Semiconductor Equipment (1.6%)
8,000	Cavium Networks	168,000	*
8,000	Microchip Technology	244,320
13,000	Microsemi Corp.	327,340	*
10,500	Varian Semiconductor Equipment	365,610	*
		1,105,270
Software (3.6%)
27,500	Activision, Inc.	936,925	*
13,000	ANSYS, Inc.	612,560	*
7,000	Autodesk, Inc.	236,670	*
2,500	Blackboard Inc.	95,575	*
6,800	Citrix Systems	199,988	*
5,750	Salesforce.com, Inc.	392,322	*
		2,474,040
Specialty Retail (2.7%)
3,000	Abercrombie & Fitch	188,040
10,500	GameStop Corp. Class A	424,200	*
9,500	Guess?, Inc.	355,775
12,000	Ross Stores	426,240
15,500	Urban Outfitters	483,445	*
		1,877,700
Tobacco (0.2%)
2,250	Lorillard, Inc.	155,610	*
Trading Companies & Distributors (0.4%)
6,000	Fastenal Co.	258,960
Wireless Telecommunication Services (3.0%)
18,300	American Tower	773,175	*
12,000	NII Holdings	569,880	*
20,500	SBA Communications	738,205	*
		2,081,260
	Total Common Stocks (Cost $32,595,973)	42,589,489

See Notes to Schedule of Investments	6

PRINCIPAL AMOUNT		MARKET VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (5.9%)
$1,100,000	U.S. Treasury Notes, 4.50%, due 11/15/10	$1,145,118	ØØ
1,550,000	U.S. Treasury Notes, 2.13%, due 1/31/10	1,542,008
1,300,000	U.S. Treasury Notes, 4.75%, due 3/31/11	1,364,086
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $4,104,737)	4,051,212
Mortgage-Backed Securities (19.0%)
Adjustable Alt-A Conforming Balance (0.6%)
551,664	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2007-HYB2, Class 2A1, 5.43%, due 7/1/08	431,600	µ
Adjustable Alt-A Jumbo Balance (0.7%)
637,939	JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 3A1, 5.85%, due 7/1/08	515,464	µ
Adjustable Alt-A Mixed Balance (2.7%)
559,473	Bear Stearns ALT-A Trust, Ser. 2007-2, Class 2A1, 5.60%, due 7/1/08	435,150	µ
570,846	Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1, 6.47%, due 7/1/08	430,083	µØØ
325,168	First Horizon Alternative Mortgage Securities Trust, Ser. 2006-AA7, Class A1, 6.53%, due 7/1/08	262,015	µ
626,812	Nomura Asset Acceptance Corp., Ser. 2006-AR2, Class 2A2, 6.56%, due 7/1/08	447,485	µØØ
291,961	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.60%, due 7/1/08	254,209	µ
		1,828,942
Adjustable Alt-B Mixed Balance (0.2%)
183,281	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 3.98%, due 7/25/08	146,807	µ
Adjustable Conforming Balance (0.8%)
300,873	Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1, 5.37%, due 7/1/08	284,181	µ
274,833	IndyMac INDX Mortgage Loan Trust, Ser. 2005-AR23, Class 2A1, 5.52%, due 7/1/08	241,930	µ
		526,111
Adjustable Jumbo Balance (3.0%)
125,500	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.34%, due 7/1/08	109,129	µ
344,942	Banc of America Funding Corp., Ser. 2006-H, Class 2A3, 6.69%, due 7/1/08	339,185	µ
304,692	Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A, 6.35%, due 7/1/08	227,698	µ
433,627	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 4.52%, due 7/1/08	424,154	µ
1,000,000	Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR16, Class 4A2, 4.99%, due 10/25/35	955,440
		2,055,606
Adjustable Mixed Balance (4.0%)
289,797	Banc of America Funding Corp., Ser. 2005-H, Class 7A1, 5.64%, due 7/1/08	237,027	µ
211,382	Banc of America Funding Corp., Ser. 2006-A, Class 3A2, 5.85%, due 7/1/08	172,602	µ
464,717	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB3, Class 1A1A, 5.46%, due 7/1/08	437,232	µ
369,252	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 4.68%, due 7/1/08	360,665	µ
322,328	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.45%, due 7/1/08	315,962	µ
295,546	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.59%, due 7/1/08	287,907	µ
21,323	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 3.58%, due 7/1/08	19,875	µ
550,646	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR3, Class 2A1A, 6.35%, due 7/1/08	444,527	µ
525,000	WaMu Mortgage Pass-Through Certificates, Ser. 2004-AR9, Class A7, 4.13%, due 7/1/08	516,911	µ
		2,792,708

See Notes to Schedule of Investments	7

PRINCIPAL AMOUNT		MARKET VALUE†
Commercial Mortgage-Backed (5.4%)
$459,262	Banc of America Commercial Mortgage, Inc., Ser. 2006-3, Class A1, 5.68%, due 7/10/44	$462,528
277,035	Banc of America Commercial Mortgage, Inc., Ser. 2005-6, Class A1, 5.00%, due 9/10/47	277,396
239,392	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C6, Class A1, 4.94%, due 12/15/40	239,687
582,285	GE Capital Commercial Mortgage Corp., Ser. 2002-2A, Class A2, 4.97%, due 8/11/36	581,667
148,637	GMAC Commercial Mortgage Securities, Inc., Ser. 2006-C1, Class A1, 4.97%, due 11/10/45	148,342
349,646	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A1, 6.02%, due 7/1/08	352,981	µ
248,923	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2004-C2, Class A1, 4.28%, due 5/15/41	248,286
357,868	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5, Class A1, 5.03%, due 12/15/44	358,433
266,339	LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A1, 5.48%, due 3/15/32	267,717
614,999	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A1, 4.28%, due 8/12/48	600,006	ØØ
182,761	Morgan Stanley Capital I, Ser. 2005-HQ6, Class A1, 4.65%, due 8/13/42	182,259
		3,719,302
Mortgage-Backed Non-Agency (0.8%)
154,909	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	154,854	ñ
302,352	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	305,324	ñ
66,314	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	66,350	ñ
		526,528
Fannie Mae (0.2%)
151,459	Whole Loan, Ser. 2004-W8, Class PT, 10.40%, due 7/1/08	166,359	µØØ
Freddie Mac (0.6%)
204,466	Pass-Through Certificates, 8.00%, due 11/1/26	221,629
142,978	Pass-Through Certificates, 8.50%, due 10/1/30	158,069
		379,698
	Total Mortgage-Backed Securities (Cost $14,402,369)	13,089,125
Corporate Debt Securities (6.2%)
Banks (1.4%)
400,000	Bank of America Corp., Subordinated Unsecured Notes, 7.80%, due 2/15/10	417,483
250,000	Wells Fargo & Co., Senior Unsecured Notes, 3.13%, due 4/1/09	248,870	ØØ
		666,353
Diversified Financial Services (3.5%)
225,000	Boeing Capital Corp., Senior Unsecured Notes, 4.75%, due 8/25/08	225,857	ØØ
250,000	Caterpillar Financial Services Corp., Medium-Term Senior Unsecured Notes, Ser. F, 3.83%, due 12/15/08	249,878	ØØ
100,000	Citigroup, Inc., Senior Unsecured Notes, 4.25%, due 7/29/09	99,426	ØØ
550,000	General Electric Capital Corp., Medium-Term Senior Unsecured Notes, Ser. A, 4.25%, due 9/13/10	554,650	ØØ
525,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 6.88%, due 1/15/11	544,995
300,000	HSBC Finance Corp., Senior Unsecured Notes, 4.13%, due 12/15/08	299,534	ØØ
300,000	International Lease Finance Corp., Senior Unsecured Notes, 3.50%, due 4/1/09	292,293	ØØ
175,000	MBNA Corp., Notes, 4.63%, due 9/15/08	175,390	ØØ
275,000	Morgan Stanley, Senior Unsecured Notes, 4.00%, due 1/15/10	270,058
		2,712,081

See Notes to Schedule of Investments	8

PRINCIPAL AMOUNT		MARKET VALUE†
Media (1.3%)
$215,000	British Sky Broadcasting Group PLC, Guaranteed Senior Unsecured Notes, 8.20%, due 7/15/09	$221,905	ØØ
265,000	Comcast Cable Communications, Guaranteed Unsecured Unsubordinated Notes, 6.20%, due 11/15/08	265,971	ØØ
165,000	News America Holdings, Inc., Guaranteed Notes, 7.38%, due 10/17/08	166,767	ØØ
250,000	Time Warner Entertainment LP, Senior Unsecured Notes, 7.25%, due 9/1/08	251,360	ØØ
		906,003
	Total Corporate Debt Securities (Cost $4,285,275)	4,284,437
Asset-Backed Securities (3.7%)
6,366	ACE Securities Corp. Home Equity Loan Trust, Ser. 2005-HE6, Class A2B, 2.68%, due 7/25/08	6,361	µ
250,000	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 2.61%, due 7/25/08	218,038	µ
100,000	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 2.63%, due 7/25/08	91,341	µ
100,000	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE9, Class 1A2, 2.63%, due 7/25/08	83,044	µ
200,000	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 2.74%, due 7/25/08	120,983	µ
239,420	Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class A3, 2.66%, due 7/25/08	228,254	µ
32,524	Chase Funding Mortgage Loan, Ser. 2003-6, Class 1A3, 3.34%, due 5/25/26	32,426
186,488	Countrywide Asset-Backed Certificates Trust, Ser. 2006-3, Class 2A2, 2.66%, due 7/25/08	178,187	µ
86,875	Countrywide Asset-Backed Certificates Trust, Ser. 2006-5, Class 2A2, 2.66%, due 7/25/08	82,584	µ
226,149	Countrywide Asset-Backed Certificates Trust, Ser. 2006-6, Class 2A2, 2.66%, due 7/25/08	216,232	µØØ
327,255	Fieldstone Mortgage Investment Corp., Ser. 2006-2, Class 2A1, 2.57%, due 7/25/08	320,571	µØØ
140,053	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 2.57%, due 7/25/08	131,908	µ
154,167	Nomura Asset Acceptance Corp., Ser. 2006-S2, Class AIO, 10.00%, Interest Only Security, due 4/25/36	2,626	ñ
220,865	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 2.71%, due 7/25/08	199,836	µ
75,000	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-WM4, Class A2C, 2.64%, due 7/25/08	38,531	µ
275,000	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 2.65%, due 7/25/08	248,915	µ
325,000	Structured Asset Investment Loan Trust, Ser. 2006-3, Class A4, 2.57%, due 7/25/08	313,987	µ
	Total Asset-Backed Securities (Cost $2,754,648)	2,513,824
Repurchase Agreements (2.0%)
1,405,000	Repurchase Agreement with Fixed Income Clearing Corp., 1.95%, due 7/1/08, dated 6/30/08, Maturity Value $1,405,076, Collateralized by $1,450,000 Federal Home Loan Bank, 2.63%, due 6/10/09 (Collateral Value $1,448,188) (Cost $1,405,000)	1,405,000	#
NUMBER OF SHARES
Short-Term Investments (1.9%)
1,329,861	Neuberger Berman Prime Money Fund Trust Class (Cost $1,329,861)	1,329,861	@
	Total Investments (100.5%) (Cost $60,877,863)	69,262,948	##
	Liabilities, less cash, receivables and other assets [(0.5%)]	(346,522)
	Total Net Assets (100.0%)	$68,916,426

See Notes to Schedule of Investments	9

Notes to Schedule of Investments Balanced Portfolio

(Unaudited)

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. Investments in debt securities are valued daily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. For both debt and equity securities, if market quotations are not readily available, securities are valued by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

See Notes to Financial Statements	10

Notes to Schedule of Investments Balanced Portfolio

(Unaudited) (cont'd)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$43,919,350	$703
Level 2 – Other Significant Observable Inputs	25,340,972	—
Level 3 – Significant Unobservable Inputs	2,626	—
Total	$69,262,948	$703

Following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities
Balance as of 12/31/07	$23,725
Accrued discounts/premiums	—
Realized gain/loss and change in unrealized appreciation/depreciation	3,045
Net purchases/sales	(24,144)
Net transfers in and/or out of Level 3	—
Balance, as of 06/30/08	$2,626
Net change in unrealized appreciation/depreciation from investments still held as of 06/30/08	$3,045

*  Other financial instruments include futures.

#  At cost, which approximates market value.

##  At June 30, 2008, the cost of investments for U.S. federal income tax purposes was $61,026,784. Gross unrealized appreciation of investments was $11,544,109, and gross unrealized depreciation of investments was $3,307,945, resulting in net unrealized appreciation of $8,236,164, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At June 30, 2008, these securities amounted to $666,450 or 1.0% of net assets for the Fund.

ØØ  All or a portion of this security is segregated as collateral for financial futures contracts.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2008.

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements	11

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

BALANCED PORTFOLIO
June 30, 2008
Assets
Investments in securities, at market value * (Note A)—see Schedule of Investments:
Unaffiliated issuers	$67,933,087
Affiliated issuers	1,329,861
69,262,948
Cash	13,328
Foreign currency	10,970
Dividends and interest receivable	192,749
Receivable for securities sold	189,871
Receivable for Fund shares sold	725
Receivable for variation margin on open futures contracts (Note A)	2,781
Prepaid expenses and other assets	2,057
Total Assets	69,675,429
Liabilities
Payable for securities purchased	446,036
Payable for Fund shares redeemed	236,703
Payable to investment manager—net (Notes A & B)	32,117
Payable to administrator (Note B)	17,552
Accrued expenses and other payables	26,595
Total Liabilities	759,003
Net Assets at value	$68,916,426
Net Assets consist of:
Paid-in capital	$79,170,460
Undistributed net investment income (loss)	1,150,036
Accumulated net realized gains (losses) on investments	(19,789,997)
Net unrealized appreciation (depreciation) in value of investments	8,385,927
Net Assets at value	$68,916,426
Shares Outstanding ($.001 par value; unlimited shares authorized)	5,776,601
Net Asset Value, offering and redemption price per share	$11.93
*Cost of Investments:
Unaffiliated issuers	$59,548,002
Affiliated issuers	1,329,861
Total cost of investments	$60,877,863
Total cost of foreign currency	$10,810

See Notes to Financial Statements	12

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

BALANCED PORTFOLIO
For the Six Months Ended June 30, 2008
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$64,595
Interest income—unaffiliated issuers	642,409
Income from investments in affiliated issuers (Note F)	19,045
Foreign taxes withheld	(1,136)
Total income	$724,913
Expenses:
Investment management fees (Notes A & B)	195,430
Administration fees (Note B)	106,598
Shareholder servicing agent fees	813
Audit fees	19,492
Custodian fees (Note B)	43,072
Insurance expense	1,221
Legal fees	7,817
Registration and filing fees	10,827
Shareholder reports	9,125
Trustees' fees and expenses	18,147
Miscellaneous	955
Total expenses	413,497
Investment management fees waived (Note A)	(469)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(2,218)
Total net expenses	410,810
Net investment income (loss)	$314,103
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	395,051
Financial futures contracts	95,021
Foreign currency	415
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(7,678,528)
Financial futures contracts	(1,281)
Foreign currency	(883)
Net gain (loss) on investments	(7,190,205)
Net increase (decrease) in net assets resulting from operations	$(6,876,102)

See Notes to Financial Statements	13

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	BALANCED PORTFOLIO
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$314,103	$755,304
Net realized gain (loss) on investments	490,487	9,353,619
Change in net unrealized appreciation (depreciation) of investments	(7,680,692)	751,870
Net increase (decrease) in net assets resulting from operations	(6,876,102)	10,860,793
Distributions to Shareholders From (Note A):
Net Investment Income	—	(875,654)
From Fund Share Transactions (Note D):
Proceeds from shares sold	4,486,665	8,058,112
Proceeds from reinvestment of dividends and distributions	—	875,654
Payments for shares redeemed	(7,057,295)	(12,821,907)
Net increase (decrease) from Fund share transactions	(2,570,630)	(3,888,141)
Net Increase (Decrease) in Net Assets	(9,446,732)	6,096,998
Net Assets:
Beginning of period	78,363,158	72,266,160
End of period	$68,916,426	$78,363,158
Undistributed net investment income (loss) at end of period	$1,150,036	$835,933

See Notes to Financial Statements	14

Notes to Financial Statements Balanced Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and accretion of market discount on long-term bonds and short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2008 was $27,004.

5  Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of such contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until the contractual settlement date. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

15

In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The Fund has reviewed the tax positions for the open tax period as of June 30, 2008 and the open tax years as of December 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, amortization of bond premium, and partnership adjustments, were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

Ordinary Income		Total
2007	2006	2007	2006
$875,654	$585,710	$875,654	$585,710

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$835,933	$15,976,697	$(20,190,562)	$(3,377,932)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, mark to market on certain futures contracts, amortization of bond premium, and partnership basis adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2007, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2009	2010
$6,456,551	$13,734,011

  During the year ended December 31, 2007, the Fund utilized capital loss carryforwards of $9,181,450.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

8  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

16

9  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

10  Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

During the six months ended June 30, 2008, the Fund entered into financial futures contracts. At June 30, 2008, open positions in financial futures contracts were:

Expiration	Open Contracts	Position	Unrealized Appreciation
September 2008	30 U.S. Treasury Notes, 2 Year	Long	$703

At June 30, 2008, the Fund had deposited $129,000 in Fannie Mae Whole Loan, 10.40%, due 7/1/08, to cover margin requirements on open financial futures contracts.

11  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

eSecLending currently serves as exclusive lending agent for the Fund. The Fund is currently not guaranteed any particular level of income from the program.

12  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

17

13  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2008, management fees waived under this Arrangement amounted to $469 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2008, income earned under this Arrangement amounted to $19,045 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

14  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

15  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2011 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2008, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2014 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating

18

Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2008, there was no repayment to Management under this agreement. At June 30, 2008, the Fund had no contingent liability to Management under this agreement.

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. Effective April 1, 2008, this commission recapture program was terminated. For the period ended March 31, 2008, the impact of this arrangement was a reduction of expenses of $2,073.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2008, the impact of this arrangement was a reduction of expenses of $145.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts and foreign currency contracts) for the six months ended June 30, 2008 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$4,121,287	$16,242,227	$1,393,617	$20,180,802

During the six months ended June 30, 2008, brokerage commissions on securities transactions amounted to $35,017, of which Neuberger received $0, Lehman Brothers Inc. received $2,416, and other brokers received $32,601.

Note D—Fund Share Transactions:

  Share activity for the six months ended June 30, 2008 and for the year ended December 31, 2007 was as follows:

	For the Six Months Ended June 30, 2008	For the Year Ended December 31, 2007
Shares Sold	369,958	632,711
Shares Issued on Reinvestment of Dividends and Distributions	—	65,250
Shares Redeemed	(582,920)	(1,025,707)
Total	(212,962)	(327,746)

19

Note E—Line of Credit:

At June 30, 2008, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2008. During the six months ended June 30, 2008, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2008	Value June 30, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	1,561,262	6,084,785	6,316,186	1,329,861	$1,329,861	$19,045

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

Note G—Recent Accounting Pronouncement:

In March 2008, Financial Accounting Standards Board ("FASB") issued FASB No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

20

Financial Highlights

Balanced Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.08		$11.44	$10.42	$9.64	$8.93	$7.81
Income From Investment Operations:
Net Investment Income (Loss)‡	.05		.12	.11	.04	.05	.07
Net Gains or Losses on Securities (both realized and unrealized)	(1.20)		1.67	1.00	.84	.77	1.20
Total From Investment Operations	(1.15)		1.79	1.11	.88	.82	1.27
Less Distributions From:
Net Investment Income	—		(.15)	(.09)	(.10)	(.11)	(.15)
Net Asset Value, End of Period	$11.93		$13.08	$11.44	$10.42	$9.64	$8.93
Total Return††	(8.79	)%**	+15.60%	+10.67%	+9.18%	+9.31%	+16.28%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$68.9		$78.4	$72.3	$73.7	$81.1	$84.9
Ratio of Gross Expenses to Average Net Assets#	1.16	%*	1.16%	1.19%	1.14%	1.10%	1.12%
Ratio of Net Expenses to Average Net Assets§	1.16	%*	1.16%	1.18%	1.13%	1.09%	1.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	.88	%*	1.00%	1.01%	.41%	.56%	.82%
Portfolio Turnover Rate	29	%**	54%	62%	82%	110%	121%

See Notes to Financial Highlights	21

Notes to Financial Highlights Balanced Portfolio (Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2006, Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2008	2007	2006	2005	2004	2003
1.16%	1.16%	1.18%	1.13%	1.09%	1.11%

*  Annualized.

**  Not annualized.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Neuberger Berman

Advisers Management Trust

Small-Cap Growth Portfolio

S Class Shares

Semi-Annual Report

June 30, 2008

D0312 0808

Small-Cap Growth Portfolio Manager's Commentary

For the six months ended June 30, 2008, the Neuberger Berman Advisers Management Trust (AMT) Small-Cap Growth Portfolio significantly outperformed its benchmark, the Russell 2000 Growth Index. However, in a continued volatile market for growth stocks, both the Portfolio and the index turned in negative results.

The first two quarters of 2008 were markedly different from one another, with a rapid rotation among both the sectors and investment styles that performed best. In the first quarter, while the Federal Reserve was easing interest rates, industry sectors that had been out of favor in 2007 experienced a rebound. These included REITs, Energy stocks, Consumer sectors, and even Financials. Information Technology (IT) and Health Care performed poorly, and value managers outperformed growth managers in this environment. In the second quarter, much of this trend reversed on ongoing consumer, housing, real estate, credit and economic weakness, and with the spike in oil prices. The fortunes of financial stocks and REITs in particular changed course, while Energy stocks and, to a lesser extent, IT stocks performed well.

The Portfolio underwent a change in both management team and benchmark on March 26, 2008. During the first quarter, although absolute performance was negative, the Portfolio outpaced the Russell 2000 Growth benchmark. Outperformance was primarily the result of stock selection, with top performers including global consulting firm Watson Wyatt, trucking and logistics firms Landstar Systems and Hub Group, and companies benefiting from Energy demand including Comstock Resources, Berry Petroleum and Bucyrus International. Holdings that performed poorly during the first quarter included Boston Private Financial Holdings (even though Financials had improved somewhat), publisher Meredith Corporation and, within Industrials, commercial food-service equipment manufacturer Middleby and global fluidics-systems manufacturer IDEX Corporation.

Upon taking the reins going into the second quarter, the current management team adjusted portfolio holdings significantly—to meet our quality growth requirements, for the market we saw developing, and in light of our new benchmark, the Russell 2000 Growth Index (replacing the broader Russell 2000 Index). While the second quarter was also a difficult period for small-cap growth managers and we slightly trailed the benchmark, the Portfolio did generate a positive return. The sector that performed best for the Portfolio during this period was Energy as companies benefited from the strong market in oil and gas. Strong performers in this category included Alpha Natural Resources, Concho Resources and Arena Resources. Bucyrus, a manufacturer of mining equipment, also performed well, as did two IT companies—FLIR Systems, a company focused on infrared imaging, and ANSYS, a simulation software firm. Another strong performer was Strayer, an education stock within the Consumer Discretionary sector. Education firms tend to do well in weaker job markets as people consider additional training or new careers.

The weakest performers during the second quarter were in the Industrials sector, with firms including Heico disappointing on rising energy costs. Some holdings within Gaming, typically a defensive area within the Consumer Discretionary sector, were also weak, including GameStop and WMS. Chiquita Brands, the international produce firm, performed poorly as well, on lower earnings due to increasing fuel and fertilizer costs.

Even though this has been a relatively difficult market for growth stocks, we believe in the quality of the companies we hold. From a sector perspective, while we continue to believe that Energy will benefit longer term from a worldwide supply and demand imbalance, we believe that much of the good news has been priced into these names and are currently slightly underweighted relative to the benchmark. We are also slightly underweighted in Industrials. Although we remain cautious about consumer weakness, we plan to continue to overweight niche consumer areas such as secondary education. We will continue to monitor this area of the Portfolio closely. Although we have added to Financials, particularly in niche services and brokerage-related areas, we remain only slightly overweighted, staying away from banks and thrifts that we believe could have continued problems from subprime exposure. We remain slightly overweighted in the IT sector. Lastly, we are currently underweighted in Health Care but are looking to add opportunistically to this traditionally defensive sector.

We continue to feel that, in the current market environment, within all sectors, stock selection will be a key and that the market will reward growth style investing as investors will pay up for earnings growth potential in this slowing environment. We also believe that, for the most part, as volatility increases, companies that have exhibited earnings quality, which is what we seek to identify in our process, should be rewarded as fundamentals once again come to the forefront.

Sincerely,

David H. Burshtan

Portfolio Manager

1

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace & Defense	4.3%
Air Freight & Logistics	1.5
Beverages	2.2
Biotechnology	3.2
Capital Markets	5.4
Chemicals	3.3
Commercial Services & Supplies	6.6
Distributors	1.0
Diversified Consumer Services	3.2
Electronic Equipment & Instruments	2.9
Food & Staples Retailing	1.3
Food Products	1.5
Health Care Equipment & Supplies	8.1
Hotels, Restaurants & Leisure	2.7
Household Durables	1.1
Internet Software & Services	4.8
IT Services	0.9
Life Science Tools & Services	4.5
Machinery	2.5
Marine	1.3
Multiline Retail	1.3
Oil, Gas & Consumable Fuels	8.7
Semiconductors & Semiconductor Equipment	3.1
Software	10.4
Specialty Retail	3.6
Textiles, Apparel & Luxury Goods	1.3
Wireless Telecommunication Services	2.4
Short-Term Investments	14.0
Liabilities, less cash, receivables and other assets	(7.1)

2

Endnotes

1  (13.89%), 5.95% and 6.10% were the average annual total returns for the 1-year, 5-year and since inception (07/12/02) periods ended June 30, 2008. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Small-Cap Growth Portfolio.

2  The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index consisting of the securities of the 2000 issuers having the smallest capitalization in the Russell 3000® Index, representing approximately 10% of the Russell 3000 total market capitalization. The smallest company's market capitalization was roughly $167 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

  The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

  © 2008 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2008 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and the expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 6/30/08 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SMALL-CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During the Period* 1/1/08 - 6/30/08
Class S	$1,000.00	$942.80	$6.86
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.80	$7.12

*  Expenses are equal to the annualized expense ratio of 1.42%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

4

Schedule of Investments Small-Cap Growth Portfolio

(Unaudited)

NUMBER OF SHARES		MARKET VALUE†
Common Stocks (93.1%)
Aerospace & Defense (4.3%)
17,500	Aerovironment Inc.	$475,650	*
7,600	Axsys Technologies	395,504	*
32,400	CAE, Inc.	365,796
		1,236,950
Air Freight & Logistics (1.5%)
12,900	Hub Group Class A	440,277	*
Beverages (2.2%)
8,500	Central European Distribution	630,275	*
Biotechnology (3.2%)
9,900	Martek Biosciences	333,729	*
5,800	United Therapeutics	566,950	*
		900,679
Capital Markets (5.4%)
4,900	Affiliated Managers Group	441,294	*
29,700	Riskmetrics Group	583,308	*È
15,100	Waddell & Reed Financial	528,651
		1,553,253
Chemicals (3.3%)
32,900	Calgon Carbon	508,634	*È
12,500	Rockwood Holdings	435,000	*
		943,634
Commercial Services & Supplies (6.6%)
4,000	Clean Harbors	284,240	*
27,800	Cornell Companies	670,258	*
5,500	CoStar Group	244,475	*È
11,500	Geo Group	258,750	*
23,900	Metalico, Inc.	418,728	*È
		1,876,451
Distributors (1.0%)
15,700	LKQ Corp.	283,699	*
Diversified Consumer Services (3.2%)
6,500	Capella Education	387,725	*
2,500	Strayer Education	522,675
		910,400
Electronic Equipment & Instruments (2.9%)
12,400	FLIR Systems	503,068	*
3,300	Itron, Inc.	324,555	*
		827,623

NUMBER OF SHARES		MARKET VALUE†
Food & Staples Retailing (1.3%)
10,600	Ruddick Corp.	$363,686
Food Products (1.5%)
18,100	Diamond Foods	417,024
Health Care Equipment & Supplies (8.1%)
14,700	Conceptus, Inc.	271,803	*
5,600	Edwards Lifesciences	347,424	*
8,600	Kensey Nash	275,630	*
24,000	Natus Medical	502,560	*
16,500	Wright Medical Group	468,765	*
13,400	Zoll Medical	451,178	*
		2,317,360
Hotels, Restaurants & Leisure (2.7%)
9,600	Orient-Express Hotel	417,024
11,500	WMS Industries	342,355	*
		759,379
Household Durables (1.1%)
8,800	Gafisa SA ADR	302,456	È
Internet Software & Services (4.8%)
8,600	Open Text	276,060	*È
3,500	Sohu.com Inc.	246,540	*
26,000	Switch and Data Facilities	441,740	*
12,500	Vocus, Inc.	402,125	*
		1,366,465
IT Services (0.9%)
10,300	Heartland Payment Systems	243,080	È
Life Science Tools & Services (4.5%)
5,000	ICON PLC	377,600	*
5,100	Illumina, Inc.	444,261	*
6,060	Techne Corp.	468,983	*
		1,290,844
Machinery (2.5%)
5,400	Bucyrus International	394,308
6,500	Kaydon Corp.	334,165	È
		728,473
Marine (1.3%)
8,000	Kirby Corp.	384,000	*
Multiline Retail (1.3%)
33,600	Fred's Inc.	377,664

See Notes to Schedule of Investments	5

NUMBER OF SHARES		MARKET VALUE†
Oil, Gas & Consumable Fuels (8.7%)
5,300	Alpha Natural Resources	$552,737	*
10,200	Arena Resources	538,764	*
7,000	Carrizo Oil & Gas	476,630	*È
15,300	Concho Resources	570,690	*
17,400	Parallel Petroleum	350,262	*
		2,489,083
Semiconductors & Semiconductor Equipment (3.1%)
17,800	Cavium Networks	373,800	*
14,600	Varian Semiconductor Equipment	508,372	*
		882,172
Software (10.4%)
11,700	ANSYS, Inc.	551,304	*
6,300	Blackboard Inc.	240,849	*È
16,200	Concur Technologies	538,326	*
28,200	Nuance Communications	441,894	*
14,500	Solera Holdings	401,070	*
15,000	THQ Inc.	303,900	*È
13,600	Ultimate Software Group	484,568	*
		2,961,911
Specialty Retail (3.6%)
11,600	Citi Trends	262,856	*
12,200	GameStop Corp. Class A	492,880	*
6,800	Gymboree Corp.	272,476	*
		1,028,212
Textiles, Apparel & Luxury Goods (1.3%)
8,100	Warnaco Group	356,967	*
Wireless Telecommunication Services (2.4%)
18,900	SBA Communications	680,589	*
	Total Common Stocks (Cost $25,025,187)	26,552,606
Short-Term Investments (14.0%)
855,194	Neuberger Berman Prime Money Fund Trust Class	855,194	@ØØ
3,127,693	Neuberger Berman Securities Lending Quality Fund, LLC	3,127,693	‡
	Total Short-Term Investments (Cost $3,972,184)	3,982,887
	Total Investments (107.1%) (Cost $28,997,371)	30,535,493	##
	Liabilities, less cash, receivables and other assets [(7.1%)]	(2,012,535)
	Total Net Assets (100.0%)	$28,522,958

See Notes to Schedule of Investments	6

Notes to Schedule of Investments Small-Cap Growth Portfolio (Unaudited)

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Small-Cap Growth Portfolio (the "Fund") are valued by an independent pricing service. The independent pricing service values equity securities at the latest sale price where that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If market quotations are not readily available, securities are valued by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$30,535,493
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—
Total	$30,535,493

See Notes to Financial Statements	7

Notes to Schedule of Investments Small-Cap Growth Portfolio (Unaudited) (cont'd)

##  At June 30, 2008, the cost of investments for U.S. federal income tax purposes was $29,029,613. Gross unrealized appreciation of investments was $2,498,571 and gross unrealized depreciation of investments was $992,691, resulting in net unrealized appreciation of $1,505,880 based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

ØØ  All or a portion of this security is segregated in connection with obligations for security lending.

See Notes to Financial Statements	8

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust
SMALL-CAP GROWTH PORTFOLIO
June 30, 2008
Assets
Investments in securities, at market value *† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$26,552,606
Affiliated issuers	3,982,887
30,535,493
Dividends and interest receivable	4,842
Receivable for securities sold	241,287
Receivable for Fund shares sold	1,639,101
Receivable from administrator—net (Note B)	5,082
Receivable for securities lending income (Note A)	12,239
Prepaid expenses and other assets	261
Total Assets	32,438,305
Liabilities
Payable for collateral on securities loaned (Note A)	3,124,101
Payable for securities purchased	696,994
Payable for Fund shares redeemed	37,326
Payable to investment manager—net (Notes A & B)	19,049
Payable for securities lending fees (Note A)	5,636
Accrued expenses and other payables	32,241
Total Liabilities	3,915,347
Net Assets at value	$28,522,958
Net Assets consist of:
Paid-in capital	$27,394,663
Undistributed net investment income (loss)	(91,804)
Accumulated net realized gains (losses) on investments	(318,020)
Net unrealized appreciation (depreciation) in value of investments	1,538,119
Net Assets at value	$28,522,958
Shares Outstanding ($.001 par value; unlimited shares authorized)	2,086,583
Net Asset Value, offering and redemption price per share	$13.67
†Securities on loan, at market value:
Unaffiliated issuers	$3,055,690
*Cost of Investments:
Unaffiliated issuers	$25,025,187
Affiliated issuers	3,972,184
Total cost of investments	$28,997,371

See Notes to Financial Statements	9

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SMALL-CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2008
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$64,266
Income from securities loaned—net (Note F)	5,948
Income from investments in affiliated issuers (Note F)	20,805
Foreign taxes withheld	(453)
Total income	$90,566
Expenses:
Investment management fees (Notes A & B)	109,429
Administration fees (Note B)	38,622
Distribution fees (Note B)	32,185
Audit fees	19,492
Custodian fees (Note B)	14,725
Insurance expense	410
Legal fees	2,738
Shareholder reports	8,133
Trustees' fees and expenses	18,147
Miscellaneous	4,147
Total expenses	248,028
Expenses reimbursed by administrator (Note B)	(63,425)
Investment management fees waived (Note A)	(500)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(1,733)
Total net expenses	182,370
Net investment income (loss)	$(91,804)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(686,691)
Sales of investment securities of affiliated issuers	(7,111)
Net increase from payments by affiliates (Note B)	6,628
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(1,155,241)
Affiliated investment securities	10,703
Foreign currency	(3)
Net gain (loss) on investments	(1,831,715)
Net increase (decrease) in net assets resulting from operations	$(1,923,519)

See Notes to Financial Statements	10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SMALL-CAP GROWTH PORTFOLIO
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(91,804)	$(113,191)
Net realized gain (loss) on investments	(693,802)	381,368
Net increase from payments by affiliates (Note B)	6,628	—
Change in net unrealized appreciation (depreciation) of investments	(1,144,541)	(311,118)
Net increase (decrease) in net assets resulting from operations	(1,923,519)	(42,941)
Distributions to Shareholders From (Note A):
Net realized gain on investments	—	(213,518)
From Fund Share Transactions (Note D):
Proceeds from shares sold	13,116,604	13,199,395
Proceeds from reinvestment of dividends and distributions	—	213,518
Payments for shares redeemed	(9,405,657)	(10,618,749)
Net increase (decrease) from Fund share transactions	3,710,947	2,794,164
Net Increase (Decrease) in Net Assets	1,787,428	2,537,705
Net Assets:
Beginning of period	26,735,530	24,197,825
End of period	$28,522,958	$26,735,530
Undistributed net investment income (loss) at end of period	$(91,804)	$—

See Notes to Financial Statements	11

Notes to Financial Statements Small-Cap Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Small-Cap Growth Portfolio (formerly, Fasciano Portfolio) (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The Fund has reviewed the tax positions for the open tax period as of June 30, 2008 and the open tax years as of December 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

12

The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for net operating losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

Ordinary Income		Long–Term Capital Gain		Total
2007	2006	2007	2006	2007	2006
$—	$—	$213,518	$598,773	$213,518	$598,773

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Long–Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$805,077	$2,567,094	$(320,357)	$3,051,814

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and post-October losses.

Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2007, the Fund elected to defer $320,357 of net capital losses arising between November 1, 2007 and December 31, 2007.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

eSecLending currently serves as exclusive lending agent for the Fund. Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

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  Net income from the lending program represents a guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2008, the Fund received net income under the securities lending arrangement of approximately $5,948, which is reflected in the Statement of Operations under the caption "Income from securities loaned—net." For the six months ended June 30, 2008, "Income from securities loaned—net" consisted of approximately $75,658 in income earned on cash collateral and guaranteed amounts (including approximately $68,435 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $69,710.

10   Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2008, management fees waived under this Arrangement amounted to $500 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2008, income earned under this Arrangement amounted to $20,805 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund,

14

Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2011 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.40% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2008, such excess expenses amounted to $63,425. The Fund has agreed to repay Management through December 31, 2014 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2008, there was no repayment to Management under this agreement. At June 30, 2008, contingent liabilities to Management under this agreement were as follows:

Expiring in:
2008	2009	2010	2011	Total
$120,637	$131,004	$126,509	$63,425	$441,575

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. Effective April 1, 2008, this commission recapture program was terminated. For the period ended March 31, 2008, the impact of this arrangement was a reduction of expenses of $1,691.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2008, the impact of this arrangement was a reduction of expenses of $42.

On March 25, 2008, Management voluntarily agreed to reimburse the Fund for all brokerage commissions from March 25, 2008 to April 15, 2008, to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager. The amount of this voluntary reimbursement was $6,628.

Note C—Securities Transactions:

During the six months ended June 30, 2008, there were purchase and sale transactions (excluding short-term securities) of $45,330,396 and $42,662,076, respectively.

15

  During the six months ended June 30, 2008, brokerage commissions on securities transactions amounted to $54,616, of which Neuberger received $0, Lehman Brothers Inc. received $4,052, and other brokers received $50,564.

Note D—Fund Share Transactions:

  Share activity for the six months ended June 30, 2008 and for the year ending December 31, 2007 was as follows:

	For the Six Months Ended June 30, 2008	For the Year Ended December 31, 2007
Shares Sold	958,654	869,760
Shares Issued on Reinvestment of Dividends and Distributions	—	13,775
Shares Redeemed	(715,414)	(706,094)
Total	243,240	177,441

Note E—Line of Credit:

At June 30, 2008, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2008. During the six months ended June 30, 2008, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates

Name of Issuer	Balance of Shares Held December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2008	Value June 30, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	935,300	17,428,614	17,508,720	855,194	$855,194	$20,805
Neuberger Berman Securities Lending Quality Fund, LLC**	5,794,305	24,282,764	26,949,376	3,127,693	3,127,693	68,435
Total					$3,982,887	$89,240

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

16

Note G—Recent Accounting Pronouncement:

In March 2008, Financial Accounting Standards Board ("FASB") issued FASB No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Small-Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2008 (Unaudited)		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.50		$14.53	$14.16	$13.84	$12.40	$9.92
Income From Investment Operations:
Net Investment Income (Loss)‡	(.05)		(.06)	(.05)	(.04)	(.08)	(.08)
Net Gains or Losses on Securities (both realized and unrealized)	(.78	)§§	.14	.79	.43	1.56	2.57
Total From Investment Operations	(.83)		.08	.74	.39	1.48	2.49
Less Distributions From:
Net Capital Gains	—		(.11)	(.37)	(.07)	(.04)	(.01)
Net Asset Value, End of Period	$13.67		$14.50	$14.53	$14.16	$13.84	$12.40
Total Return††	(5.72	)%**	+0.52%	+5.25%	+2.82%	+11.96%	+25.06%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$28.5		$26.7	$24.2	$18.9	$15.9	$6.2
Ratio of Gross Expenses to Average Net Assets#	1.43	%*	1.40%	1.40%	1.40%	1.41%	1.42%
Ratio of Net Expenses to Average Net Assets§	1.42	%*	1.39%	1.40%	1.40%	1.40%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.71	)%*	(.42)%	(.33)%	(.32)%	(.60)%	(.69)%
Portfolio Turnover Rate	171	%**	38%	30%	42%	10%	70%

See Notes to Financial Highlights	18

Notes to Financial Highlights Small-Cap Growth Portfolio (Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2008	2007	2006	2005	2004	2003
1.91%	1.87%	2.00%	2.09%	2.56%	4.58%

§§  Included in this net loss is a reimbursement from Management as described in Note B of Notes to Financial Statements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

19

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

20

ITEM 2.	CODE OF ETHICS.

Not applicable. Only required in an annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable. Only required in an annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable. Only required in an annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The complete schedule of investments for each series is disclosed in the Registrant's semi-annual reports to shareholders, which are included as Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There was no change in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	(1) Not applicable. Only required in an annual report.

(2) The certifications required by Rule 30a-2(a) under the Act, are attached hereto.

(3) Not applicable.

(b)

The certifications required by Rule 30a-2(b) under the Act, Rule13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (“Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Advisers Management Trust

By:	/s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date: August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date: August 20, 2008

By:	/s/ John M. McGovern

John M. McGovern

Treasurer, Principal Financial

and Accounting Officer

Date: August 20, 2008